                                                                    Exhibit 10.1

--------------------------------------------------------------------------------


                                 LOAN AGREEMENT

                         Dated as of November 25, 1997

                                    Between

                                 DS HOTEL LLC,
                                  as Borrower


                                      and


                     GMAC COMMERCIAL MORTGAGE CORPORATION,
                                   as Lender



                                  Secured by:

                    Marriott's Desert Springs Resort and Spa
                            74855 Country Club Drive
                            Palm Desert, California


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SCHEDULES                                                                     V

I.  DEFINITIONS; PRINCIPLES OF CONSTRUCTION...............................    1

      Section 1.1  Definitions............................................    1
      Section 1.2  Principles of Construction.............................   30

II.  GENERAL..............................................................   31

      Section 2.1  The Loan...............................................   31
            2.1.1  Commitment.............................................   31
            2.1.2  Disbursement to Borrower...............................   31
            2.1.3  The Note...............................................   31
            2.1.4  Use of Proceeds of Loan................................   31
      Section 2.2  Principal and Interest.................................   32
            2.2.1  Principal and Interest.................................   32
            2.2.2  Default Rate...........................................   33
      Section 2.3  Loan Repayment and Defeasance..........................   34
            2.3.1  Repayment..............................................   34
            2.3.2  Voluntary Defeasance of the Note.......................   34
            2.3.3  Repayment After Anticipated Repayment Date.............   38
            2.3.4  Repayment Upon Default.................................   38
      Section 2.4  Release of the Mortgaged Property......................   38
      Section 2.5  Payments and Computations..............................   39
            2.5.1  Making of Payments.....................................   39
            2.5.2  Computations...........................................   39
      Section 2.6  Maximum Rate of Interest...............................   39

III.  CONDITIONS PRECEDENT................................................   40

      Section 3.1  Conditions Precedent to the Loan.......................   40

IV. REPRESENTATIONS AND WARRANTIES........................................   44

      Section 4.1  Borrower Representations...............................   44
      Section 4.2  Survival of Representations............................   44

V.  AFFIRMATIVE COVENANTS.................................................   45

      Section 5.1  Borrower Covenants.....................................   45


VI. NEGATIVE COVENANTS....................................................   57

      Section 6.1  Borrower's Negative Covenants..........................   57


VII.  ALTERATIONS; LEASING................................................   65

      Section 7.1  Alterations............................................   65

VIII. CASUALTY AND CONDEMNATION...........................................   69

      Section 8.1  Insurance; Casualty and Condemnation...................   69
            8.1.1  Insurance..............................................   69
            8.1.2  Casualty; Application of Proceeds......................   76
            8.1.3  Condemnation...........................................   79

IX.  ACCOUNTS AND RESERVES................................................   81

      Section 9.1  Establishment and Maintenance of Reserve Accounts......   81
      Section 9.2  Maintenance Reserve Accounts...........................   81
            9.2.1  Establishment..........................................   81
            9.2.2  Disbursements from the Chiller Work Reserve............   81
            9.2.3  Reserved...............................................   82
            9.2.4  Reserved...............................................   82
            9.2.5  Obligations Unaffected.................................   82
      Section 9.3  Reserved...............................................   82
      Section 9.4  Reserved...............................................   82
      Section 9.5  Reserved...............................................   82
      Section 9.6  Grant of Security Interest; Rights upon Default........   82
      Section 9.7  Lender Not Responsible.................................   83
      Section 9.8  Inspections; Undertaking of Work.......................   83

X.  DEFAULTS..............................................................   84

      Section 10.1 Event of Default.......................................   84
      Section 10.2 Remedies...............................................   87
      Section 10.3 Remedies Cumulative....................................   88
      Section 10.4 Cure Right of Agent....................................   88

XI.  INTENTIONALLY OMITTED................................................   88

XII. MANAGEMENT...........................................................   88

      Section 12.1 Termination of Manager.................................   88

XIII. MISCELLANEOUS.......................................................   89

      Section 13.1  Survival..............................................    89
      Section 13.2  Permitted Investments; Eligible Accounts; Eligible
                    Institutions..........................................    89
      Section 13.3  Governing Law; Consent to Jurisdiction................    91
      Section 13.4  Modification, Waiver in Writing.......................    92
      Section 13.5  Delay Not a Waiver....................................    92
      Section 13.6  Notices...............................................    93
      Section 13.7  Trial by Jury.........................................    94
      Section 13.8  Headings..............................................    95
      Section 13.9  Severability..........................................    95
      Section 13.10 Preferences...........................................    95
      Section 13.11 Waiver of Notice......................................    95
      Section 13.12 Remedies of Borrower..................................    95
      Section 13.13 Expenses; Indemnity...................................    96
      Section 13.14 Exhibits and Schedules Incorporated...................    97
      Section 13.15 Offsets, Counterclaims and Defenses...................    97
      Section 13.16 No Joint Venture or Partnership.......................    97
      Section 13.17 Lender's Statement....................................    97
      Section 13.18 Waiver of Marshalling of Assets.......................    97
      Section 13.19 Waiver of Counterclaim................................    98
      Section 13.20 Conflict; Construction of Documents...................    98
      Section 13.21 Brokers and Financial Advisors........................    98
      Section 13.22 No Third Party Beneficiaries..........................    99
      Section 13.23 Prior Agreements......................................    99
      Section 13.24 Exculpation...........................................    99
      Section 13.25 Loan Assignability by Lender..........................   101
      Section 13.26 Disclosure............................................   101

                                   SCHEDULES

Schedule 1              -  [Intentionally Omitted]
Schedule 2              -  Deferred Maintenance Conditions
Schedule 4A             -  Representations and Warranties of Borrower
Schedule 4A-6           -  Rent Roll
Schedule 4A-8           -  Engineering Reports
Schedule 4B             -  Representations and Warranties of
                            Borrower's Single Purpose
Schedule 4(C)           -  Exceptions to Representations and Warranties
Schedule 6.3            -  Permitted Reorganization

                                 EXHIBITS

Exhibit A               -  [Intentionally Omitted]
Exhibit B               -  Cash Management Procedures
Exhibit C               -  Ground Leased Property
Exhibit D               -  Operating Budget
Exhibit E               -  Capital Budget
Exhibit F               -  Periodic Financial Statements

                               INDEX OF SCHEDULES

Schedule 1..................................................iii,.1
Schedule 2............................................iv, 8, 93,.2
Schedule 4......................................................iv
Schedule 4(C)...................................................iv
Schedule 6.3.....................................................v

          THIS LOAN AGREEMENT, dated as of November 25, 1997 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), is made between DS HOTEL LLC, a Delaware limited liability
----------
company, and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation.

          All capitalized terms used herein shall have the respective meanings set forth in Section 1.1 hereof.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Borrower desires to obtain the Loan from Lender and secure the same by, among other things, Borrower's interest in the real property commonly known as "Marriott's Desert Springs Resort and Spa", at 74855 Country Club Drive, Palm Desert, California; and

          WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents.

          NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, represen tations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

          I.  DEFINITIONS; PRINCIPLES OF CONSTRUCTION
              ---------------------------------------

          Section 1.1  Definitions.
                       -----------

          For all purposes of this Agreement, except as otherwise expressly provided herein:

          "Acceptable Manager" shall mean (i) MII or a wholly-owned subsidiary
           -------------------
of MII, or (ii) a nationally recognized hotel operator acceptable to Lender, in the exercise of its reasonable discretion, which is engaged by Borrower to operate the Hotel as part of a comparable nationally recognized hotel system acceptable to Lender pursuant to a replacement management agreement, and as to which Borrower shall have obtained a Rating Confirmation.

          "Accounting Period" shall mean, initially, each accounting period of
           -----------------
four consecutive weeks having the same
beginning and ending dates as the Manager's corresponding four week accounting periods, except that the last Accounting Period in a Fiscal Year may be longer than four consecutive weeks when and to the extent necessary to conform the accounting system to the calendar, or if the accounting year on the basis of which the Mortgaged Property is operated is changed to a calendar year or a conventional 365-day fiscal year, "Accounting Period" shall mean each calendar month in such fiscal year.

          "Accounting Quarter" shall mean, initially, three (or in the case of
           ------------------
the last Accounting Quarter in any Fiscal Year, four) consecutive Accounting Periods, ending on the last day of the third, sixth, ninth and last Accounting Period in each Fiscal Year, or, if the accounting year on the basis of which the Mortgaged Property is operated is changed to a calendar year or a conventional 365-day fiscal year, "Accounting Quarter" shall mean each of the fiscal quarters in such fiscal year (i.e., there shall be four consecutive Accounting Quarters
                     ----
of three months each).

          "Additional Interest" shall mean the excess of the amount payable as
           -------------------
interest under the Note at the Revised Interest Rate over the amount that would have been payable as interest under the Note at the Initial Interest Rate.

          "Affiliate" shall mean a Person or Persons directly or indirectly,
           ---------
through one or more intermediaries, controlling, controlled by or under common control with the Person or Persons in question. The term "control", as used in the immediately preceding sentence, shall mean, with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than 10% of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. Notwithstanding the foregoing, MII and its Affiliates shall not be deemed to be Affiliates of the Borrower or any of its members.

          "ALTA" shall mean American Land Title Association, or any successor
           ----
thereto.

          "Alteration" shall have the meaning set forth in Section 7.1.
           ----------

          "Anticipated Repayment Date" shall mean the Payment Date occurring on
           --------------------------
June 11, 2010 (or, if such date is not a Business Day, the immediately preceding Business Day).

          "Approved Banks" shall mean banks or other finan cial institutions
           --------------
which have a minimum long-term unsecured debt rating from the applicable Rating Agencies at least equivalent to the Required Rating.

          "Basic Carrying Costs" shall mean the sum of the
           --------------------
following obligations of Borrower associated with the Mortgaged Property: (i) real property taxes, (ii) insurance premiums and (iii) ground rent.

          "Borrower" shall mean DS Hotel LLC, a Delaware limited liability
           --------
company, together with its successors and assigns as permitted hereunder.

          "Business Day" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which national banks in New York or the corporate trust office of Lender or comparable office of Servicer are not open for business.

          "Cash" shall mean coin or currency of the United States of America or
           ----
immediately available federal funds, including such funds delivered by wire transfer.

          "Cash and Cash Equivalents" shall mean (i) Cash, (ii) U.S. Government
           -------------------------
Securities, (iii) interest bearing or discounted obligations of federal agencies and government sponsored entities or pools of such instruments offered by Approved Banks and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities (provided all of the obligations described in this clause (iii) shall be rated "AAA" or backed by the full faith and credit of the United States government for full and timely payment), (iv) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances or commercial paper rated at least A-l+ (or its equivalent, as determined by the applicable Rating Agencies) by the applicable Rating Agencies, and/or guaranteed by an entity having a long-term rating at least equal to the Required Rating, floating rate notes, other money market instruments and letters of credit each issued by Approved Banks

(provided that if the scheduled maturity of any such note, instrument or letter of credit is more than six (6) months after the date of purchase of such obligation by Borrower or Lender, the note, instrument or letter of credit must be issued by a bank having a long-term unsecured debt rating from the applicable Rating Agencies at least equal to the Required Rating), (v) obligations issued by state and local governments or their agencies, carrying a rating at least equal to the Required Rating and/or guaranteed by an irrevocable letter of credit of an Approved Bank (provided that if the scheduled maturity of any such obligation is more than six (6) months after the date of purchase by Borrower or Lender and such obligation is guaranteed by a letter of credit, the letter of credit guaranteeing such obligation must be issued by an Approved Bank), (vi) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. govern ment or agency collateral with a value equal to or exceeding the principal amount on a daily basis and held in safekeep ing (provided that at the time of purchase the counterparty to such repurchase agreement must have a long-term unsecured debt rating at least equal to the Required Rating), (vii) investments in money market funds and money market mutual funds all the assets of which are comprised of investments described in clauses (i) through (vi) above, and (viii) any other investment which each of the applicable Rating Agencies confirm in writing will not in and of itself result in a downgrading or withdrawal of any of the ratings then assigned to any Certificates. Except as otherwise provided in this definition, Cash and Cash Equivalents shall not include any investments commonly known as "derivatives", any investments requiring a payment above par for an obligation, and under no circumstances shall Cash and Cash Equivalents include interest-only strips. Any investment in Cash and Cash Equivalents shall have a maturity date not later than one Business Day prior to the date that the proceeds therefrom are required hereunder.

          "Cash Collateral Account" shall mean the account established and held
           -----------------------
by Servicer pursuant to Section 4.1 of the Cash Management Procedures.

          "Cash Management Procedures" shall mean the provisions of Exhibit B.
           --------------------------

          "Casualty" shall have the meaning specified in Section 8.1.2(a).
           --------

          "Certificates" shall have the meaning specified in the Cooperation
           ------------
Agreement.

          "Chiller Work" means the work described in Schedule 3 attached hereto.
           ------------

          "Chiller Work Reserve" shall mean that certain reserve account
           --------------------
established at closing to provide funds toward the installation of a back-up chilled water system in accordance with the Claris Services Corporation report, updated November 5, 1997.

          "Closing Date" shall mean the date of the funding of the Loan.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "Commitment Fee" shall have the meaning given such term in that
           --------------
certain letter agreement, dated as of December 23, 1996 between DSMLP and Goldman Sachs Mortgage Company ("GSMC"), as amended by that certain letter
                                 ----
agreement, dated as of September 2, 1997, between DSMLP and GSMC, as further amended by that certain letter agreement, dated as of October 30, 1997, between DSMLP and GSMC.

          "Condemnation" shall have the meaning set forth in Section 8.1.3.
           ------------

          "Consent of Manager" shall mean that Collateral Assignment of
           ------------------
Management Agreement and Subordination Agreement, dated as of the date hereof, by and among Borrower, Manager and Lender.

          "Cooperation Agreement" shall mean that certain Mortgage Loan
           ---------------------
Cooperation Agreement, dated as of the date hereof, by and among Borrower, DSMLP, Host Marriott, Lender and GSMC.

          "CPI Percentage" shall mean the percentage by which the "Consumer
           --------------
Price Index for all urban consumers (CPI-U; U.S. City Average 1982-84 = 100, All Items" (or appropriate substitute index if such index is no longer published) (the "CPI") for December of the preceding Fiscal Year exceeds the CPI
                 ---
for December 1997.

          "Debt" shall mean the outstanding principal amount evidenced by the
           ----
Note, together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, including the Yield Maintenance Payments, if any, and any sums due under the Note, this Agreement, the Mortgage or in any other Loan Document.

          "Debt Securities" shall mean debt obligations, other than U.S.
           ---------------
Government Securities, of any Person, whether evidenced by bonds, notes, debentures, certificates, book entry deposits, certificates of deposit, commercial paper, bankers acceptances, reinvestment letters, funding agreements or other instruments, which (x) are not subject to prepayment or redemption prior to maturity and (y) are rated not less than the then Required Rating; or any combination of the foregoing.

          "Debt Service" shall mean, with respect to any specified date or a
           ------------
particular period of time, scheduled principal and interest payments under the Note due as of such date or payable during such period (including the last day thereof), as applicable.

          "Debt Service Reserve Account" shall have the meaning set forth in
           ----------------------------
Section 5.1.1 of the Cash Management Procedures.

          "Default" shall mean the occurrence of any event hereunder or under
           -------
any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "Default Rate" shall mean a rate per annum equal to two percent (2%)
           ------------
in excess of the applicable Interest Rate, but in no event less than the "Prime Rate" as published from time to time in The Wall Street Journal.

          "Defeasance" shall have the meaning set forth in Section 2.3.2(a)
           ----------
hereof.

          "Defeasance Date" shall have the meaning set forth in Section
           ---------------
2.3.2(a)(i) hereof.

          "Defeasance Deposit" shall mean an amount in cash equal to the sum of
           ------------------
(i) all costs and expenses (including, without limitation, the purchase price) incurred or to be incurred in the purchase of U.S. Government Securities necessary to meet the Scheduled Defeasance Payments, and (ii) any revenue, documentary stamp or intangible taxes in connection with the transfer of the Note.

          "Deferred Maintenance Conditions" shall mean the conditions at the
           -------------------------------
Mortgaged Property described on SCHEDULE 2 hereto.

          "DSMLP" shall mean Desert Springs Marriott Limited Partnership, a
           -----
Delaware limited partnership.

          "Eligible Account" shall have the meaning given such term in Section
           ----------------
13.2.

          "Eligible Collateral" shall mean U.S. Government Securities, Debt
           -------------------
Securities, or Cash and Cash Equivalents, or any combination thereof.

          "Eligible Institution" shall have the meaning given such term in
           --------------------
Section 13.2.

          "Employee Benefit Plan" shall have the meaning specified in Section
           ---------------------
6.1(j)(ii)(B).

          "Environmental Indemnity" shall mean that certain Environmental
           -----------------------
Indemnity Agreement, dated as of the date hereof, executed by Borrower, in connection with the Loan, for the benefit of Lender.

          "Equipment" shall have the meaning given such term in the Mortgage.
           ---------

          "Event of Default" shall have the meaning set forth in Section 10.1(a)
           ----------------
hereof.

          "FF&E" shall mean furniture; furnishings; fixtures; all fabric,
           ----
textile and flexible plastic products (not including items which are classified as "Fixed Asset Supplies" under the Uniform System of Accounts) which are used in furnishing the Hotel, including, without limitation, carpeting, drapes, bedspreads, wall and floor coverings, mats, shower curtains and similar items; furniture and furnishings used in the Hotel, including, without limitation, chairs, beds, chests, headboards, desks, lamps, tables, television sets, mirrors, pictures, wall decorations and similar items; signage; and equipment at the Hotel (including, without limitation, facsimile machines, communication systems, audio-visual equipment, and all computer and other equipment needed for the reservation system and the property management system, and all other electronic systems needed for the Hotel, from time to time, as well as any other similar systems based on other technologies which may be developed in the future).

          "FF&E Expenditures" shall have the meaning given such term in the Cash
           -----------------
Management Procedures.

          "FF&E Loan" shall mean a loan or loan(s) from MII or an affiliate
           ---------
thereof or an affiliate of Borrower to Borrower for purposes of upgrading FF&E at the Hotel, and subject to the restrictions set forth in Permitted Indebtedness, below.

          "FF&E Reserve Account" shall mean the account established pursuant to
           --------------------
Section 6 of the Cash Management Procedures.

          "Final Completion" shall mean, with respect to any specified work, the
           ----------------
final completion of all such work, including the performance of all "punch list" items, as confirmed by an Officer's Certificate or, with respect to any Material Alteration, a certificate of the Independent Architect or Engineer.

          "Fiscal Year" shall mean the period commencing on Closing Date and
           -----------
ending on and including the final day of the thirteenth Accounting Period occurring in the calendar year in which the Closing occurs and thereafter, each thirteen Accounting Periods, until the Debt is repaid in full.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as of the relevant date in question.

          "Governmental Authority" shall mean any court, board, agency,
           ----------------------
commission, office or authority of any nature whatsoever of or for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

          "Gross Revenues" shall mean, for any period, all revenues and receipts
           --------------
of every kind derived from or otherwise relating to the Mortgaged Property and all departments and parts thereof during such period, including, but not limited to: income (from both cash and credit transactions), before commissions and discounts for prompt or cash payments, from rental of rooms, stores, offices, exhibit or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); golf course membership and greens fees and all other revenues from the operation of the golf courses owned or leased by Borrower and facilities related thereto; income from vending machines; health club membership fees; food and beverage sales; sales of merchandise (other than proceeds from the sale of FF&E no longer necessary to the operation of the Hotel, which shall be deposited into the FF&E Reserve in accordance with the Management Agreement or Cash Management Procedures, as applicable), service charges, to the extent not distributed to the employees at the Hotel as, or in lieu of, gratuities to the extent not included in Management Expenses; and proceeds, if any, from business interruption or other loss of income insurance; provided, however, that all refunds, rebates, discounts and credits of a similar nature, given, paid or returned by Borrower or Manager in the course of obtaining all such revenue and income and not otherwise included in Management Expenses shall be excluded; and provided further, that Gross Revenues shall not include the following: (i) gratuities to employees of the Hotel; (ii) federal, state or municipal excise, sales, use or similar taxes collected directly from patrons or guests or included as part of the sales price of any goods or services (but only to the extent such taxes and gratuities are not included in Management Expenses); (iii) Insurance Proceeds (other than proceeds from business interruption or other loss of income insurance); (iv) net Condemnation Proceeds (other than for a temporary taking); (v) any proceeds from the sale or refinancing of the Mortgaged Property, (vi) proceeds from the disposition of FF&E no longer necessary for the operation of the Hotel (which shall be deposited into the FF&E Reserve in accordance with the terms of the Management Agreement); or (vii) interest which accrues on amounts deposited in either the FF&E Reserve or any escrow accounts which are established in accordance with Section 13.01C of the Management Agreement.

          "Ground Lease" shall mean the lease, dated April 24, 1987 between
           ------------
Ground Lessor as lessor and DSMLP as lessee, as amended from time to time, as assigned by DSMLP to Mezzanine Borrower, and further assigned by the Mezzanine Borrower to Borrower.

          "Ground Leased Property" shall mean the land legally described in
           ----------------------
Exhibit C hereto.

          "Ground Lessor" means Marriott's Desert Springs Development
           -------------
Corporation, a Delaware corporation, and its successors and assigns.

          "Ground Rent" shall mean the rental payments payable under the Ground
           -----------
Lease.

          "Host Marriott" shall mean Host Marriott Corporation, a Delaware
           -------------
corporation, and its successors and assigns.

          "Hotel" shall mean the hotel and the hotel operations located at the
           -----
Mortgaged Property.

          "Improvements" shall have the meaning set forth in the Mortgage.
           ------------

          "Independent Architect or Engineer" shall mean any reputable
           ---------------------------------
architecture, engineering or construction management firm that is licensed or registered in the state where the Mortgaged Property is located, if required by the laws of such state, and not an Affiliate of Borrower (provided that a licensed or registered professional described above who is employed by the architecture and construction department of MII may serve as an Independent Architect or Engineer).

          "Independent Person/Independent Manager" shall have the meaning set
           --------------------------------------
forth in Schedule 4B hereto.

          "Initial Interest Rate" means a rate per annum equal to 7.8%.
           ---------------------

          "Insurance Premiums" shall have the meaning set forth in Section
           ------------------
8.1.1(d) hereof.

          "Insurance Requirements" shall mean all terms of any insurance policy
           ----------------------
required hereunder covering or
applicable to the Mortgaged Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Mortgaged Property or any part thereof or any use of the Mortgaged Property or any part thereof.

          "Interest Accrual Period", with respect to a Payment Date, shall mean
           -----------------------
the period beginning (and including) the eleventh (11th) day of the month preceding such Payment Date (or with respect to the first Interest Accrual Period, from the Closing Date) to (but excluding) the eleventh (llth) day of the month in which such Payment Date occurs.

          "Interest Rate" shall mean (i) the Initial Interest Rate, with respect
           -------------
to the period from and including the Closing Date to but excluding the Anticipated Repayment Date, and (ii) the Revised Interest Rate, with respect to the period from and including the Anticipated Repayment Date to but excluding the Maturity Date.

          "Investment Grade" shall mean having a long term unsecured debt rating
           ----------------
not lower than BBB (or the equivalent) by the applicable Rating Agencies.

          "Junior Lender" shall mean MDSM Finance LLC, a Delaware limited
           -------------
liability company.

          "Lease" shall mean any lease, sublease, sub sublease, license,
           -----
letting, concession, occupancy agreement or other similar agreement (whether written or oral and whether now or hereafter in effect), existing as of the date hereof or hereafter entered into by Borrower, pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease or other similar agreement entered into in connection with such lease, sublease, sub-sublease or other similar agreement, and all agreements related thereto, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          "Legal Requirements" shall mean all federal, state, county, municipal
           ------------------
and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities binding upon Borrower or the Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, and having the force of law whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments binding upon Borrower or to which the Mortgaged Property or any part thereof is subject, at any time in force, including any which may (i) require repairs, modifications or alterations in or to the Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "Lender" shall mean GMAC Commercial Mortgage Corporation, a California
           ------
corporation, its successors and assigns.

          "Lender Origination Expenses" shall have the meaning given such term
           ---------------------------
in Section 5.1(g)(ii).

          "Lien" shall mean any mortgage, deed of trust, lien, pledge,
           ----
hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Mortgaged Property or any portion thereof or Borrower, or any interest therein (excluding pledges in favor of the Mezzanine Lender), including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "Loan" shall mean the loan made to Borrower by Lender pursuant hereto
           ----
and the other Loan Documents in the original principal amount of ONE HUNDRED AND THREE MILLION and NO/100 DOLLARS ($103,000,000.00) and evidenced by the Note, secured inter alia by the Mortgage and certain other Loan Documents.

          "Loan Documents" shall mean, collectively, this Agreement, the Note,
           --------------
the Mortgage, the Environmental Indemnity, the Cooperation Agreement, and any other document executed in connection with the Loan, as well as all other documents executed and delivered in connection with the Loan or hereafter executed and delivered by or on behalf of Borrower pursuant to the requirements hereof or of any other Loan Document.

          "Local Account" shall have the meaning set forth in Section 3 of the
           -------------
Cash Management Procedures.

          "Lockbox Account" shall have the meaning set forth in Section 7.2.2.
           ---------------
of the Cash Management Procedures.

          "Lockbox Event" shall have the meaning set forth in Section 7 of the
           -------------
Cash Management Procedures.

          "Lockbox Period" shall have the meaning set forth in Section 7 of the
           --------------
Cash Management Procedures.

          "Management Agreement" shall mean that certain Management Agreement,
           --------------------
dated of even date herewith, between Manager and Borrower, pursuant to which Manager is to provide property management and other services with respect to the Mortgaged Property; provided that as used herein with respect to the obligations of Borrower and Manager under the Management Agreement the same shall be deemed as modified by the Consent of Manager.

          "Management Expenses" shall mean (a) the cost of sales including
           -------------------
salaries, wages, employee benefits, Employee Claims (as defined in the Management Agreement) (except to the extent specifically set forth in Section
14.01 C or D of the Management Agreement), payroll taxes and other costs related to Hotel employees; (b) departmental expenses, administrative and general expenses, relocation expenses not otherwise paid as part of Chain Services (as defined in the Management Agreement), the cost of Hotel advertising and business promotion expenses; the cost of heat, light, power water and other utility costs; and the cost of routine repairs, maintenance and minor alterations treated as Deductions under Section 8.01 of the Management Agreement; (c) the cost of Inventories and Fixed Asset Supplies (as such terms are defined in the Management Agreement) consumed in the operation of the Hotel;
(d) a reasonable reserve for uncollectible accounts receivable as determined by the Manager; (e) all reasonable costs and fees of independent professionals or other third parties who are retained by Manager to perform services required or permitted under the Management Agreement; (f) the reasonable cost and expense of technical consultants and operational experts who are employees of the Manager or one of its Affiliates, for specialized services in connection with non-routine Hotel work (but only to the extent such costs and expenses are reasonably and competitively priced, as compared to similar work done by outside consultants or experts); (g) the Base Management Fee (as defined in the Management Agreement); (h) the Hotel's pro rata share of costs and expenses incurred by the Manager or its Affiliates) in providing Chain Services (as defined in the Management Agreement); (i) the Hotel's pro rata share of costs and expenses incurred in connection with sales, advertising, and/or promotional programs developed for or within the Marriott Hotel System, such as (without limitation) the Marriott Rewards Program, where such costs and expenses are not deducted as either departmental expenses under (b) above or as Chain Services under (h) above; (j) insurance costs and expenses under Sections 12.04 B of the Management Agreement; (k) any amounts transferred into the FF&E Reserve Account in accordance with Section 8.02 of the Management Agreement; (l) license fees or taxes, if any, payable by or assessed against the Manager related to the Hotel, the Management Agreement or to Manager's operation of the Hotel (exclusive of the Manager's income taxes or franchise taxes) including any Impositions assessed against the Hotel; (m) lease payments pursuant to leases of Telephones and Miscellaneous Equipment (as defined in the Management Agreement); (n) all maintenance and operational costs related to the Golf Courses (as defined in the Management Agreement); (o) rental payments made by or on behalf of Borrower pursuant to the Ground Lease; and (p) such other costs and expenses as specifically provided for as Deductions in the Management Agreement or are otherwise reasonably necessary for the proper and efficient operation of the Hotel; provided, however, that Management Expenses shall not include the costs and expenses of providing Central Office Services (as defined in the Management Agreement).

          "Management Incentive Reserve Account" shall mean an account
           ------------------------------------
established by Servicer on or after the Anticipated Repayment Date, to be funded as provided for in the Cash Management Procedures.

          "Management Termination Event" shall mean any of the following:
           ----------------------------

           (i) a Foreclosure (as defined in the Consent of Manager), or

          (ii) if, for any two of three consecutive Fiscal Years, the annual Operating Profit of the Mortgaged Property falls below $15,000,000 and Manager shall have not paid into a subaccount of the Cash Collateral Account the difference between $15,000,000 and the Operating Profit for each of such two Fiscal Years, which amount, shall be treated in accordance with Section 5.3.2 shall be held by Servicer on behalf of Lender as additional cash collateral for the Loan.

          "Manager" shall mean Marriott Hotel Services, Inc. or any replacement
           -------
"Acceptable Manager" appointed in accordance with Section 12.1 hereof.

          "Manager's Account" shall have the meaning set forth in Section 1.1 of
           -----------------
the Cash Management Procedures.

          "Material Adverse Effect" shall mean any event or condition that has a
           -----------------------
material adverse effect upon (i) the business operations, economic performance, Mortgaged Property, asset or condition (financial or otherwise) of Borrower,
(ii) the ability of Borrower to perform in all material respects the provisions of any of the Loan Documents, (iii) the enforceability or validity of any Loan Document or the perfection or priority of any Lien created under any Loan Document, (iv) the value of, or cash flow from, the Mortgaged Property or the operation thereof, or (v) the rights and remedies of Lender under the Loan Documents.

          "Material Agreements" shall mean the Management Agreement and the
           -------------------
Ground Lease.

              "Material Alteration" shall mean any Alteration or series of
              --------------------
related Alterations (i.e., two or more Alterations that would not reasonably be
                     - -
performed one without the other) to be performed by or on behalf of Borrower at the Mortgaged Property reasonably estimated by an Independent Architect or Engineer to exceed the Threshold Amount.

          "Material Casualty" shall have the meaning set forth in Section
           -----------------
8.1.2(c) hereof.

          "Material Condemnation" shall have the meaning set forth in Section
           ---------------------
8.1.2(c) hereof.

          "Maturity Date" shall mean the date on which the final payment of
           -------------
principal of the Note becomes due and payable as therein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

          "Maximum Rate" shall have the meaning set forth in Section 2.6.
           ------------

          "Mezzanine Borrower" shall mean Marriott DSM LLC, a Delaware limited
           ------------------
liability company, together with its permitted successors and assigns pursuant to the Mezzanine Loan Documents.

          "Mezzanine Lender" shall mean GSMC, together with its permitted
           ----------------
successors and assigns.

          "Mezzanine Loan" shall mean that loan arranged pursuant to the
           --------------
Mezzanine Loan Agreement.

          "Mezzanine Loan Agreement" shall mean that Credit Agreement, dated as
           ------------------------
of the Closing Date, by and among Mezzanine Borrower, GSMC as Agent for the lenders thereunder, and Mezzanine Lender.

          "Mezzanine Loan Documents" shall mean the Mezzanine Loan Agreement,
           ------------------------
together with all and any documents and instruments executed and delivered in connection therewith (including, without limitation, all documents evidencing or securing the loan made pursuant thereto), as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

          "Mezzanine Loan Transfer Agreement" shall mean the
           ---------------------------------
agreement so captioned, dated as of the date hereof, among Borrower, Lender, Agent and Mezzanine Lender.

          "MII" shall mean Marriott International, Inc., a Delaware corporation,
           ---
or a transferee of or successor to all or substantially all of the lodging management and franchise business currently conducted by such entity and its affiliates, or the wholly owned affiliates of such transferee or successor.

          "MII Cash Management Conditions" shall mean the conditions that the
           ------------------------------
Mortgaged Property is managed by a manager under the Management Agreement and the Manager is MII or a wholly owned, direct or indirect, subsidiary of MII.

          "Monthly Debt Service Payment Amount" shall have the meaning set forth
           -----------------------------------
in Section 2.2.1(b) hereof.

          "Mortgage" shall mean that certain first priority Fee and Leasehold
           --------
Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of the date hereof, executed and delivered by Borrower as security for the Loan and encumbering, among other things, the real property commonly known as, "Marriott's Desert Springs Resort and Spa", 74855 Country Club Drive, Palm Desert, California, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

          "Mortgaged Property" shall have the meaning given such term in the
           ------------------
Mortgage.

          "Note" shall mean that certain Promissory Note of even date herewith,
           ----
made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

          "Officer's Certificate" shall mean a certificate made by an individual
           ---------------------
authorized to act on behalf of Borrower or the Manager (acting as Borrower's agent) or to the extent applicable, any constituent Person with respect to Borrower. Without limiting the foregoing, if the individual signing the certificate is doing so on behalf of a corporation, then such individual shall hold the office of President, Vice President or Chief Accounting Officer (or the equivalent) with respect to such corporation. Any such certificate may be based, insofar as it relates to legal, accounting, architectural or engineering matters or matters customarily dealt with by experts, upon the written advice of counsel, an accountant, architect, engineer or such expert, as applicable, provided the individual signing the certificate believes in good faith that such
--------
reliance is justified.

          "Operating Account" shall have the meaning set forth in Section 7.9 of
           -----------------
the Cash Management Procedures.

          "Operating Budget" shall mean Borrower's annual budget setting forth,
           ----------------
in reasonable detail, good faith estimates of the anticipated results of operations of the Mortgaged Property, including revenues from all sources, all Management Expenses, management fees and capital expenditures.

          "Operating Profit" shall mean the excess of Gross Revenues over
           ----------------
Management Expenses.

          "Operating Profit Payment Date" shall have the meaning described in
           -----------------------------
the Cash Management Procedures.

          "Optional Defeasance Date" shall mean the earlier of (a) the Payment
           ------------------------
Date following the fourth anniversary of the Closing Date and (b) two (2) years from the "start-up day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust, as determined by the Lender named herein.

          "Other Charges" shall mean all ground rents, maintenance charges,
           -------------
impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Property, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof and payable by Borrower.

          "Payment Date" shall mean the eleventh (11th) day of each calendar
           ------------
month or, if in any month the eleventh (11th) day is not a Business Day, then the Payment Date for such month shall be the immediately preceding Business Day.

          "Permits" shall have the meaning set forth in Schedule 4A(10) hereof.
           -------

          "Permitted Encumbrances" shall mean, collectively, (a) the Liens and
           ----------------------
security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Qualified Title Policy, (c) Liens, if any, for Taxes or Other Charges not yet delinquent or which are being diligently contested in good faith in accordance with Section 5.1(b)(ii) hereof, (d) Liens in respect of property or assets imposed by law such as carriers', warehousemen's, landlord's, mechanic's, materialmen's repairmen's and other similar Liens arising in the ordinary course of business, and Liens for workers' compensation, unemployment insurance and similar programs, which are being diligently contested in good faith in accordance with Section 5.1(b)(ii) hereof, (e) Leases, (f) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances (including any of such matters incurred or entered into by Borrower following the date of this Agreement) which in each case do not diminish in any material respect the value of the Mortgaged Property or affect in any material respect the validity, enforceability or priority of the Liens created by the Loan Documents, and (g) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

          "Permitted Indebtedness" shall mean, with respect to Borrower, (a) the
           ----------------------
Debt, (b) non-capital equipment leases entered into in the ordinary course of Borrower's business, not to exceed required annual payments of $1.1 million in the aggregate during any calendar year, of which payments of no more than $600,000 in the aggregate during any calendar year may come from a source other than the FF&E Reserve, and Account and (c) FF&E Loans not exceeding $5.0 million, provided that (i) the lender thereunder shall agree not to assert any remedies with respect to the non-payment thereof so long as the Loan is outstanding, (ii) no amounts shall be paid or payable in respect such debt if there shall exist any default under this Loan or the Mezzanine Loan, (iii) the FF&E Loan shall be payable only from the FF&E Reserve Account, and to the extent that revenues from the Mortgaged Property are insufficient to pay amounts owed to third parties that are payable from the FF&E Reserve Account, amounts payable on the FF&E Loan shall not be payable currently and shall accrue, and (d) unsecured Trade Payables incurred in the ordinary course of Borrower's business, customarily paid by Borrower's predecessor in interest within sixty (60) days of incurrence and in fact not more than sixty (60) days outstanding. "Permitted Indebtedness", with respect to Mezzanine Borrower, shall mean, (a) the Mezzanine Debt, and (b) unsecured debt incurred in the ordinary course of business not exceeding $2.0 million for purposes related to the Mortgaged Property, provided that (i) such debt shall be fully subordinated to the Debt and the Mezzanine Debt, (ii) no amounts shall be paid or payable on such debt until all payments and deposits to be made pursuant to Section 4.3, 4.4, 7.9.4, or 7.9.5 of the Cash Management Procedures, as applicable, and payments on account of the Incentive Management Fee shall have been paid or fully provided for and (iii) if such debt is provided by Host Marriott or MII or any affiliate thereof, the payee thereof shall agree not to assert any remedies with respect to the non-payment thereof so long as the Debt and the Mezzanine Debt are outstanding.

          "Permitted Investments" shall mean the following, subject to
           ---------------------
qualifications hereinafter set forth:

     1. Obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the U.S. These obligations include, but are not limited to:

          .    U.S. Treasury obligations
               All direct or fully guaranteed obligations
          .    Farmers Home Administration
               Certificates of beneficial ownership
          .    General Services Administration
               Participation certificates
          .    U.S. Maritime Administration
               Guaranteed Title XI financing
          .    Small Business Administration
               Guaranteed participation certificates
               Guaranteed pool certificates
          .    U.S. Department of Housing and Urban Development
               Local authority bonds
          .    Washington Metropolitan Area Transit Authority
               Guaranteed transit bonds

     2. Federal Housing Administration debentures.

     3. Obligations of government-sponsored agencies that are not backed by the full faith and credit of the U.S., where the obligation is limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. These obligations are limited to:

          .    Federal Home Loan Mortgage Corp. (FHLMC)
               Debt obligations
          .    Farm Credit System (formerly:  Federal land Banks, Federal
               Intermediate Credit Banks, and Banks for Cooperatives)
               Consolidated system wide bonds and notes
          .    Federal Home Loan Banks (FHL Banks)

               Consolidated debt obligations
          .    Federal National Mortgage Association (FNMA)
               Debt obligations
          .    Student Loan Marketing Association (SLMA)
               Debt obligations
          .    Financing Corp. (FICO)
               Debt obligations
          .    Resolution Funding Corp. (REFCORP)
               Debt obligations.

     4. Federal funds, unsecured certificates of deposit, time deposits, banker's acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated "A-l+" (or the equivalent) by the applicable Rating Agencies.

     5.  Deposits that are fully insured by the Federal Deposit Insurance Corp.
         (FDIC).

     6. Debt obligations maturing in 365 days or less that are rated "AAA" or higher (or the equivalent) by the applicable Rating Agencies.

     7. Commercial paper rated "A-l+" (or the equivalent) by the applicable Rating Agencies and maturing in 365 days or less.

     8. Investments in certain short-term debt of issuers rated "A-1+" (or the equivalent) by the applicable Rating Agencies may be permitted with certain restrictions. The total amount of debt from "A-1+" issuers must be limited to the investment of an amount equal to Monthly Debt Service Payment Amount. The total amount of "A-1+" investments should not represent more than 20% of the rated issue's outstanding principal amount and each investment should not mature beyond 30 days. Investment in "A-1+" (or the equivalent) rated securities are not eligible for reserve accounts, cash collateral accounts, or other forms of credit enhancement. Short-term debt for purposes of this definition includes: commercial paper, federal funds, repurchase agreements, unsecured certificates of deposit, time deposits, and banker's acceptances.

     9. Investment in money market funds rated "AAA" (or the equivalent) by the applicable Rating Agencies.

     10. Such other investments as shall be approved in writing by means of a Rating Confirmation.

Notwithstanding the foregoing, "Permitted Investments": (i) shall exclude any security with the Standard & Poor's "r" symbol (or any other Rating Agency's corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities; (ii) shall not have maturities in excess of one year; (iii) as to the investments described in (1), (3), (4), (5), (6), (7) and (8): the obligations shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; interest may either be fixed or variable; and any variable interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provide a yield to maturity in excess of 120 percent of the yield to maturity at par of such underlying investment. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three (3) months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

          "Permitted Owners" shall have the meaning set forth in Section
           ----------------
6.1(j)(iii) hereof.

          "Person" shall mean any individual, sole proprietorship, corporation,
           ------
general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, insurance company separate account, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity or investment vehicle.

          "Policies" shall have the meaning specified in Section 8.1.1(c).
           --------

          "Proceeds" shall mean amounts, awards or payments payable to Borrower
           --------
or Lender in respect of all or any part of the Mortgaged Property in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to Borrower and Lender, respectively, of any and all reasonable expenses incurred by Borrower and Lender in the recovery thereof, including all reasonable attorneys' fees and expenses, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation).

          "Qualified Survey" shall mean a current ALTA survey of the Mortgaged
           ----------------
Property, certified to the title company and Lender and their successors and assigns, that (A) is in form and content reasonably satisfactory to Lender, (B) is prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, (C) meets the classification of an "Urban Survey", and the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) should be added to each survey:
2, 3, 4, 6, 7, 8, 9, 10, 11 and 13, (D) reflects the same legal description contained in the Qualified Title Policy relating to the Mortgaged Property, and
(E) contains a certification in form and substance reasonably acceptable to Lender.

          "Qualified Title Policy" shall mean a policy (with endorsements)
           ----------------------
comparable to an ALTA title insurance policy (1970 unmodified form, where issuable) issued by a title company reasonably acceptable to Lender, with reinsurance and direct access agreements reasonably acceptable to Lender, which title insurance policy shall (A) provide coverage in the amount of the Loan, (B) insure Lender that the Mortgage creates a valid first deed of trust lien on the Mortgaged Property, free and clear of all exceptions from coverage other than Permitted Encumbrances and such standard exceptions and exclusions from coverage as Lender shall approve, (C) contain such endorsements and affirmative coverages as Lender may reasonably request, (D) name Lender as the insured and (E) be assignable by its terms with a transfer of the Loan.

          "Rating Agency" shall mean each of the following who rate the
           -------------
Certificates: Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P.

          "Rating Confirmation," with respect to the matter in question, shall
           -------------------
mean that as a condition thereto the Rating Agencies shall have confirmed in writing that (i) such investment, replacement or action shall not result, in and of itself, in a reduction, withdrawal or qualification of any rating then assigned to any outstanding Certificates (if the Securitization has occurred), or (ii) such investment, replacement or action would not result, in and of itself, in a reduction, withdrawal or qualification of any rating for proposed Certificates then under consideration by the Rating Agencies (if the Securitization has not yet occurred); provided that if the Securitization has not taken (and as certified by Lender, will not take) the form of a transaction rated by the Rating Agencies, then "Rating Confirmation" shall instead mean that the matter in question shall be subject to the prior approval of the Lender (which shall not be withheld or conditioned unreasonably).

          "REMIC" shall mean a "real estate mortgage investment conduit" within
           -----
the meaning of Section 860D of the Code.

          "REMIC Trust" shall mean a REMIC which holds the Note.
           -----------

          "Rents" shall mean all rents, rent equivalents, moneys payable as
           -----
damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any or all sources arising from or attributable to the Mortgaged Property, including all room rents related to the overnight occupancy of guests at the Mortgaged Property, all banquet, conference or other room rentals, fees or consideration of any sort, credit card receivables, and all deposits of money as advance rent, for security or as earnest money or as a down payment or deposit for the reservation of rooms or other facilities in the Mortgaged Property and any obligations now existing or hereafter arising or created out of the sale, Lease or other grant of the right of the use and occupancy of property or rendering of services by the Borrower and proceeds, if any, from business interruption or other loss of income insurance. Without limitation of the foregoing, "Rents" shall include "Gross
                                                 -----
Revenues."

          "Required Rating" shall mean the higher of (i) the highest rating then
           ---------------
assigned by the applicable Rating Agencies to any of the Certificates, and (ii) "A" (or its equivalent) by S&P and Moody's.

          "Required Records" shall have the meaning set forth in Section
           ----------------
5.1(j)(x) hereof.

          "Reserve Account" shall have the meaning set forth in Section 9.1
           ---------------
hereof.

          "Restoration" shall have the meaning set forth in Section 8.1.2(b).
           -----------

          "Revised Interest Rate" shall mean the per annum rate equal to the sum
           ---------------------
of (a) the greater of (i) the Initial Interest Rate or (ii) the then-current yield on 12-year United States Treasury obligations, plus (b) two percent (2.00%).

          "Scheduled Defeasance Payments" shall have the meaning set forth in
           -----------------------------
Section 2.3.2(b) hereof.

          "Secured Obligations" shall have the meaning set forth in the
           -------------------
Mortgage.

          "Securities Act" shall have the meaning set forth in Section
           --------------
5.1(j)(ix) hereof.

          "Securitization" shall have the meaning set forth in the Cooperation
           --------------
Agreement.

          "Security Agreement" shall have the meaning set forth in Section
           -------------------
2.3.2(a)(vi) hereof.

          "Servicer" shall mean Lender or any other Person appointed by Lender
           --------
to service the Loan appointed pursuant to the Servicing Agreement. If at any time no entity shall be so appointed, Servicer shall be deemed to refer to Lender.

          "Servicing Agreement" shall mean any trust, pooling and servicing
           -------------------
agreement or trust and servicing agreement that may be entered into from time to time in connection with any Securitization of the Loan.

          "Special Purpose" means, with respect to a Person, that such Person:
           ---------------

          (A) at all times since its formation, (i) has been a duly formed and existing limited partnership, limited liability company or corporation, as the case may be; (ii) has observed all customary formalities regarding its partnership, limited liability company, or corporate existence; (iii) has maintained financial statements, accounting records, and other partnership, limited liability company, or corporate documents separate from those of any other Person (provided that nothing shall prohibit such Person from being included in the consolidated financial statements or tax group of another Person); (iv) has not commingled its assets with those of any other Person; (v) has paid its own liabilities out of its own funds, including funds contributed to its capital by its respective equity holders, and all such capital contributions have been reflected properly in its books and records; (vi) has allocated fairly and reasonably any overhead for shared office expenses; (vii) has identified itself in all dealings with the public under its own name and as a separate and distinct entity; (viii) has not identified itself as being a division or part of any other Person; (ix) has not identified any other Person as being a division or part of such Person; (x) has corrected any known misunderstandings regarding its separate identity; (xi) has been adequately capitalized in light of the nature of its business; and (xii) has not assumed or guaranteed the obligations of any other Person; and

          (B) has and covenants to maintain customary "special purpose" and "bankruptcy remoteness" provisions in its organizational documents consistent with the requirements of the Rating Agencies, including:

               (i) if the Person in question is a corporation, it shall have an Independent Person whose vote shall be required each of the Specified Special-Purpose Matters; and

               (ii) if the Person in question is a limited liability company,
          (w) at least one of its managers must be an Independent Person (the "Independent Manager") whose vote shall be required for all matters
          --------------------
          or, to the extent permitted by applicable law, the Specified Special-Purpose Matters, (x) the operating agreement of such limited liability company shall expressly provide that the bankruptcy, insolvency or dissolution (or similar event) of one or more of its members (or, if applicable, its sole member) shall not result in the dissolution of such limited liability company, (y) such operating agreement shall expressly provide that the insolvency, bankruptcy, dissolution, resignation or withdrawal of such single member shall result in the immediate admission of the Independent Manager as a member (which may be a non-economic member), and (z) without limiting the foregoing, such operating agreement and the articles of organization of such limited liability company shall be substantially the same as those of the Senior Borrower named herein.

     Further, if such Person is a limited partnership, at least one of its general partners must itself be a Special-Purpose Entity, with a corporation, limited liability company or limited partnership as its managing general partner that satisfies the requirements set forth in this definition of "Special Purpose," including the requirements with respect an Independent Person as a director or manager, as applicable.

          "Specified Special-Purpose Matters" shall mean (i) the dissolution,
           ---------------------------------
liquidation, consolidation, merger and the sale of all or substantially all of the assets of the Special-Purpose Entity, (ii) with respect to the Senior Borrower, the engagement by the Special Purpose Entity in any other business other than acquiring, owning, developing, mortgaging, encumbering, hypothecating, leasing, selling, maintaining, improving, altering, expanding, managing, and otherwise operating and dealing with all or part of the

Mortgaged Property, (iii) the filing, or consent to the filing, of bankruptcy or insolvency petitions, any general assignment for the benefit of creditors, or the institution of any other insolvency proceedings, and (iv) the amendment of such Special Purpose Entity's organizational documents with respect to any provision thereof necessary or appropriate for the satisfaction of "special purpose" and "bankruptcy-remoteness" criteria.

          "Special Servicer" shall mean the entity appointed by Lender to
           ----------------
specially service the Loan or its successor in interest, or if any successor special servicer is appointed pursuant to the Servicing Agreement. If at any time no entity shall be so appointed, Special Servicer shall be deemed to refer to Servicer, or if there is no Servicer, Lender.

          "Stated Maturity Date" shall mean December 11, 2022 (or, if such date
           --------------------
is not a Business Day, the immediately preceding Business Day).

          "Successor Borrower" shall have the meaning set forth in Section
           ------------------
2.3.2(c)(ii) hereof.

          "Tax and Insurance Reserve Account" shall have the meaning set forth
           ---------------------------------
in Section 4.2 of the Cash Management Procedures.

          "Taxes" shall mean all real estate and personal property taxes,
           -----
assessments, fees, taxes on rents or rentals, water rates or sewer rents, and other governmental charges now or hereafter levied or assessed or imposed against Borrower or the Mortgaged Property or rents therefrom or which may become Liens.

          "Tenant" shall mean any Person liable by contract or otherwise to pay
           ------
monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

          "Threshold Amount" shall mean One Million Dollars ($1,000,000).
           ----------------

          "Trade Payables" shall mean amounts payable by or on behalf of
           --------------
Borrower for or in respect of the operation of the Mortgaged Property in the ordinary course and which would under GAAP be regarded as ordinary expenses, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to the Mortgaged Property or Borrower.

          "Treasury Constant Yield" shall mean the arithmetic mean of the
           -----------------------
rates published as "Treasury Constant Maturities" as of 5:00 p.m., New York time, for the five Business Days preceding the date on which acceleration has been declared, as shown on the USD screen of the Telerate service, or if such service is not available, the Bloomberg service, or if neither the Telerate nor the Bloomberg service is available, under Section 504 in the weekly statistical release designated H.15(519) (or any successor publication) published by the Board of Governors of the Federal Reserve System, for "On the Run" U.S. Treasury obligations maturing on the Payment Date occurring on the Anticipated Repayment Date; if no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Constant Yield shall be interpolated or extrapolated (as applicable) from such yields on a straight-line basis (rounding, in the case of relevant periods, to the nearest month).

          "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial
           ---      -----------------------
Code as in effect in the state in which
the Mortgaged Property is located.

          "U.S. Government Securities" shall mean securities evidencing an
           --------------------------
obligation to pay principal and interest in a full and timely manner that are
(x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of and guaranteed as a full faith and credit obligation by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such securities or a specific payment of principal or interest on any such securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt.

          "Yield Maintenance Payments" shall have the meaning set forth in
           --------------------------
Section 2.3.4 hereof.

           Section 1.2  Principles of Construction.
                        --------------------------

          All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "includes", "including" and similar terms shall be construed as if followed by the words "without limitation". The term "Mortgaged Property" shall be construed to be followed with the phrase "or any part or portion thereof". Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as may be modified herein. As a matter of convenience herein, rating categories are generally stated in the Standard & Poor's nomenclature, it being understood that unless otherwise expressly stated to the contrary, the category indicated will instead be deemed to be the equivalent category of the applicable Rating Agencies; provided that if a specified rating (or its equivalent) from the applicable Rating Agencies is required hereunder with respect to an issuer or a security (other than the Certificates), and Fitch Investors Service, L.P., as one of the applicable Rating Agencies in connection with a Securitization, does not rate the issuer or security in question, then such requirement hereunder shall nevertheless be deemed satisfied so long as Standard & Poor's Ratings Group and Moody's Investors Service, Inc. rate such issuer or security at or greater than the required rating level.

                                 II.  GENERAL
                                      -------

           Section 2.1  The Loan.
                        --------

          2.1.1  Commitment.  Subject to and upon the terms and conditions set
                 ----------
forth herein, including the conditions precedent set forth in Section 3.1, Lender hereby agrees to make the Loan to Borrower on the Closing Date, which Loan shall mature on the Stated Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

          2.1.2  Disbursement to Borrower.  Borrower may request and receive
                 ------------------------
only one disbursement hereunder in respect of the Loan. Borrower shall receive the proceeds of the Loan on the Closing Date, subject to the direction given by Borrower as to the application of Loan proceeds to pay the Lender Origination Expenses and the Commitment Fee and to fund (i) the Chiller Work Reserve in the amount of $1,500,000, (ii) a distribution to the Mezzanine Borrower, for further distribution to DSMLP, for further distribution to the partners of DSMLP, in the amount of up to $2,727,272, and (iii) any other escrow or reserve account contemplated hereunder or under any other Loan Document to be funded at or prior to the Closing Date, all in accordance with the provisions of this Agreement. Any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

          2.1.3  The Note.  The Loan shall be evidenced by the Note, in the
                 --------
original principal amount of the Loan. The Note shall bear interest at the Interest Rate. The Note shall be subject to repayment as provided in Section 2.3, shall be entitled to the benefits of this Agreement and shall be secured by the Mortgage granting a first deed of trust lien on the Mortgaged Property and by certain of the other Loan Documents.

          2.1.4  Use of Proceeds of Loan.  Borrower shall use the proceeds of
                 -----------------------
the Loan, together with other contributed capital of Borrower, to (i) repay the existing debt secured by the Mortgaged Property and pay all costs and expenses incurred in connection therewith, (ii) pay all past-due Basic Carrying Costs, if any, in respect of the Mortgaged Property, (iii) fund the Chiller Work Reserve in the amount of $1,500,000, (iv) pay costs and expenses actually incurred in connection with the Closing of the Loan, (v) pay Lender Origination Expenses,
(vi) pay the
remaining balance of the Commitment Fee, (vii) pay related costs or expenses in connection with any of the foregoing, and (viii) a distribution to the Mezzanine Borrower, for further distribution to DSMLP, for further distribution to the partners of DSMLP, in the amount of up to $2,727,272.

           Section 2.2  Principal and Interest.
                        ----------------------

           2.2.1  Principal and Interest.
                  ----------------------

          (a) Subject to Section 2.2.2, from the date hereof to but excluding the Maturity Date, Borrower shall pay interest on the outstanding principal balance of the Loan at the applicable Interest Rate in accordance with Section
2.5.2 hereof (it being acknowledged that from and after the Anticipated Repayment Date, interest on the Note shall accrue at the Revised Interest Rate). On the date hereof, Borrower shall make a payment of interest only on the Loan at the Initial Interest Rate for the period from the date hereof to but excluding the Payment Date on December 11, 1997.

          (b) Commencing with the initial Payment Date on January 11, 1998 and on each and every Payment Date thereafter through and including the Maturity Date, the principal amount of the Loan and interest thereon at the applicable Interest Rate (subject, with respect to interest, to the terms of Sections 2.2.1(d) and (e)) shall be payable on each Payment Date in monthly installments (each, a "Monthly Debt Service Payment Amount") of principal and interest in
          -----------------------------------
accordance with the amortization schedule set forth in the Note (which assumes throughout the term of the Loan interest at the Initial Interest Rate).

          (c) Commencing with the Anticipated Repayment Date, in addition to the principal to be repaid pursuant to Section 2.2.1(b), Borrower shall repay on each Payment Date the principal of the Loan to the extent provided for under
Section 2.2.1(e).

          (d) Commencing with the Anticipated Repayment Date, Additional Interest shall be due and payable in accordance with the terms of Section 2.2.1(e) and, to the extent unpaid by reason of insufficient Gross Revenues less Management Expenses(after application in accordance with Section 2.2.1(e)), shall be deferred and added to the Debt and, to the extent permitted by applicable law, accrue interest at the Revised Interest Rate.

          (e) Commencing on the Anticipated Repayment Date and continuing on each Payment Date thereafter until the entire Debt has been paid in full, any and all Gross Revenues, less Management Expenses, whether the same are deposited into the Cash Collateral Account or otherwise received by Borrower, the Manager or Lender during the immediately preceding calendar month, shall be applied in the order set forth in Section 4.4 or Section 7.9.5 of the Cash Management Procedures, as applicable.

          Notwithstanding anything herein to the contrary, the failure of Borrower from and after the Anticipated Repayment Date to make all of the payments required under clauses (A) through (C) of Section 4.4 of the Cash Management Procedures, or Section 7.9.1(A) and (B) and Section 7.9.5(A) of the Cash Management Procedures, as applicable, in each case in full shall constitute an Event of Default. However, the failure of Borrower to pay any amounts required to be paid under Section 4.4(D)through (M) of the Cash Management Procedures, or any amount under Section 7.9.5(B) through (K) of the Cash Management Procedures, including Additional Interest on a Payment Date, as a result of insufficient Gross Revenues for such payment (after application of Gross Revenues in accordance with the Cash Management Procedures)shall not in itself constitute a Default or Event of Default hereunder. All accrued and unpaid Additional Interest shall nonetheless be due and payable on the Maturity Date.

          (f) Unless otherwise expressly provided herein, in the Cash Management Procedures or elected by Lender, payments made by Borrower in respect of the principal and interest of the Loan shall be applied first to the payment of interest then due and payable, with the remainder of such payment being applied to the reduction of the outstanding principal balance of the Note.

          2.2.2  Default Rate.  If an Event of Default shall have occurred and
                 ------------
is continuing (including the failure of Borrower to make a payment of principal or interest on the Payment Date therefor), Borrower shall pay interest at the Default Rate on the outstanding amount of the Loan and due but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment or full performance by Borrower and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

           Section 2.3  Loan Repayment and Defeasance.
                        -----------------------------

          2.3.1  Repayment.  Borrower shall repay any outstanding principal
                 ---------
indebtedness of the Loan in full on the Maturity Date of the Loan, together with all accrued and unpaid interest thereon to (but excluding) the date of repayment. Other than as specifically set forth herein, Borrower shall have no right to prepay all or any portion of Loan.

           2.3.2  Voluntary Defeasance of the Note.
                  --------------------------------

          (a) On or after the Optional Defeasance Date and subject to the terms and conditions set forth in this Section 2.3.2, Borrower may defease all (but not less than all) of the Loan evidenced by the Note with U.S. Government Securities (a "Defeasance"). Borrower's right to effect a Defeasance shall be
               ----------
subject to the satisfaction of the following conditions precedent:

               (i) Borrower shall provide not less than thirty (30) days' prior written notice to Lender specifying the date (the "Defeasance Date") on
                                                        ---------------
     which the Defeasance Deposit is to be made and on which the Defeasance is to occur, as well as the anticipated outstanding principal balance of the Note as of Defeasance Date.

               (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date (and if the Defeasance Date is not a Payment Date, the Defeasance Deposit shall take into account the interest that would have accrued on the Note to but not including the next Payment Date).

               (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under the Note, this Agreement, the Mortgage and the other Loan Documents.

               (iv) No Event of Default shall exist on the Defeasance Date or on the date that the written notice described in clause (i) above is given.

               (v) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance.

               (vi) Borrower shall execute and deliver a security agreement (the "Security Agreement"), in form and substance satisfactory to Lender,
           ------------------
     creating a first priority perfected security interest in favor of Lender in the Defeasance Deposit and the U.S. Government Securities purchased with the Defeasance Deposit in accordance with the provisions of this Section
     2.3.2 (together, the "Defeasance Collateral").
                           ---------------------

               (vii) Borrower shall deliver to Lender a release for the Mortgaged Property from the lien of the Mortgage (for execution by Lender) in form appropriate for the jurisdiction in which the Mortgaged Property is located.

             (viii) Borrower shall deliver to Lender an opinion of counsel for Borrower (which may be a customarily "reasoned" opinion in the case of clauses (i) and (iii)) in form and substance satisfactory to Lender that
     (i) the transfer of the Defeasance Collateral in exchange for the release of the Mortgaged Property will not constitute an avoidable preference under
     Section 547 of the United States Bankruptcy Code in the event of a filing of a petition for relief under the United States Bankruptcy Code for or against Borrower, (ii) the Defeasance Collateral has been duly and validly transferred and assigned to (A) Lender, if a Securitization has not yet occurred, or (B) the trustee for the benefit of the holders of the securities, if a Securitization has occurred, (iii) (A) Lender holds a first priority perfected security interest in the Defeasance Collateral, if a Securitization has not yet occurred, or (B) the trustee holds a first priority perfected security interest in the Defeasance Collateral for the benefit of the holders of securities, if a Securitization has occurred, and
     (iv) if a Securitization has occurred, (A) such transfer will not result in a deemed exchange of the Certificates pursuant to Section 1001 of the Code,
     (B) such transfer will not, by itself, adversely affect the status of the Certificates as indebtedness for federal income tax purposes, and (C) such transfer will not adversely affect the status of the entity holding the Note as a REMIC (assuming for such purposes that such entity otherwise qualifies as a REMIC and that the Note was transferred to such REMIC not later that two years prior to the Defeasance Date).

               (ix) Borrower shall deliver to Lender an Officer's Certificate certifying that the requirements set forth in this Section 2.3.2(a) have been satisfied.

               (x) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request.

               (xi) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the Defeasance, including, if required by the applicable Rating Agencies, reasonable legal expenses of Lender's counsel incurred in connection with the delivery of a non-consolidation opinion with respect to the Successor Borrower, if any, in form and substance satisfactory (in light of such opinions then customarily delivered) to the applicable Rating Agencies and any reasonable costs and expenses associated with a release of the Mortgage or the lien of the other Loan Documents as provided in Section 2.4 hereof and reasonable attorneys' fees and expenses.

              (xii) Borrower shall deliver to Lender a confirmation, in form and substance reasonably satisfactory to Lender, by a "Big Six" independent certified public accounting firm, that the Defeasance Deposit is sufficient to pay all Scheduled Defeasance Payments in a timely manner as contemplated in this Section 2.3.2.

             (xiii) If the Securitization has occurred, Borrower shall deliver to Lender a Rating Confirmation from the applicable Rating Agencies with respect to the proposed Defeasance.

          (b) In connection with the conditions set forth above in Section 2.3.2(a), Lender shall use the Defeasance Deposit in accordance with Borrower's express instructions to purchase U.S. Government Securities which provide payments on or prior to, but as close as possible to, all successive Payment Dates after the Defeasance Date and in amounts equal to the Debt Service due on such dates under the Note (the "Scheduled Defeasance Payments"), provided that
                                -----------------------------
for purposes of the foregoing, the principal portion of the Scheduled Defeasance Payment on the Anticipated Repayment Date shall be deemed to include the entire scheduled outstanding principal of the Loan as of such Payment Date. Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Government Securities shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Government Securities required by this Section 2.3.2 and satisfy Borrower's obligations under Section 2.3 shall be remitted to Borrower promptly following the purchase of such U.S. Government Securities.

          (c) Upon compliance with the requirements of this Section 2.3.2:

               (i) the pledged U.S. Government Securities shall be the sole source of collateral securing the Note and the provisions of Section 2.4 shall apply;

               (ii)  Lender shall designate a successor entity (the "Successor
                                                                     ---------
     Borrower") to which Borrower shall transfer and assign all obligations,
     --------
     rights and duties under and to the Note and the pledged U.S. Government Securities (and the obligation of the Lender named herein to designate a Successor Borrower shall be retained by the Lender named herein notwithstanding the sale or transfer of the Loan unless such obligation is specifically assumed by a transferee of the Loan). The Successor Borrower shall assume the obligations under the Note and the Security Agreement, and Borrower shall be relieved of all of its obligations thereunder and released from all of its obligations in respect of the Loan. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement, and no other assumption fee shall be payable to the Successor Borrower in consideration for its assumption of the Note and the Security Agreement in accordance with this Section 2.3.2(c). Borrower shall pay all reasonable out-of-pocket costs and expenses of Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection with the assignment of the Loan to the Successor Borrower.

          2.3.3  Repayment After Anticipated Repayment Date. From and after the
                 ------------------------------------------
Anticipated Repayment Date, Borrower shall have the right, on not less than thirty (30) days' notice, to prepay the Loan, in whole or in part, on any Payment Date, without defeasance and without Yield Maintenance Payments or other penalties or premiums (except no notice shall be required for principal repayment under Section 2.2.1(c)).

          2.3.4  Repayment Upon Default.  If all or any part of the principal
                 ----------------------
amount of the Loan is prepaid upon acceleration of the Loan following the occurrence of an Event of Default at any time prior to the Anticipated Repayment Date, Borrower shall be required to make such payments (the "Yield Maintenance
                                                             -----------------
Payments") in an amount equal to the excess, if any, of (i) the sum of (A) the
--------
aggregate respective present values of all scheduled interest payments in respect of the Loan (or the portion of all such interest payments corresponding to the portion of the principal of the Loan to be prepaid upon acceleration) for the period from the date of such prepayment upon acceleration to (and including) the Anticipated Repayment Date, discounted monthly at a rate equal to the Treasury Constant Yield and based on a 360-day year of twelve 30-day months and
(B) the aggregate respective present values of all scheduled principal payments in respect of the Loan (or the then unpaid portion thereof to be prepaid upon acceleration), assuming for these purposes that the entire outstanding scheduled principal amount of the Loan as of the Anticipated Repayment Date were to be paid in full on such Payment Date (rather than over the period ending on the Stated Maturity Date), discounted monthly at a rate equal to the Treasury Constant Yield and based on a 360-day year of twelve 30-day months over (ii) the then current outstanding principal amount of the Loan (or the then unpaid portion thereof to be prepaid upon acceleration). If the Yield Maintenance Payments as calculated pursuant to this Section 2.3.4 would not be a positive number, the Yield Maintenance Payments are zero. For purposes of this Section 2.3.4, the amount of the Loan on the date of prepayment shall be determined after giving effect to any payment of principal scheduled to be made on such date pursuant to the Note and actually made on such date. The determination of the Yield Maintenance Premium by Lender shall be conclusive and binding on Borrower in the absence of manifest error.

          Section 2.4  Release of the Mortgaged Property. If Borrower has
                       ---------------------------------
elected Defeasance, and the requirements of

Section 2.3.2 have been satisfied, or if all of the Debt shall have been paid in full in accordance with the terms of the Loan Documents, Lender shall promptly release the Mortgaged Property from the Lien of the Mortgage and other Loan Documents, and, where Borrower has effected a Defeasance, the U.S. Government Securities pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Note.

          In connection with the release of the Lien contemplated in this
Section 2.4, Borrower shall submit to Lender a release of Lien (and related Loan Documents) for the Mortgaged Property (for execution by Lender) in a form appropriate in the applicable state and otherwise satis factory to Lender in its reasonable discretion.


           Section 2.5  Payments and Computations.
                        -------------------------

          2.5.1  Making of Payments.  Each payment by Borrower hereunder or
                 ------------------
under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 11:00 a.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. When ever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such date.

          2.5.2  Computations.  Interest, with respect to each Payment Date,
                 ------------
will be computed based on the actual number of days in the related Interest Accrual Period and a 360-day year.

          Section 2.6  Maximum Rate of Interest.  This Agreement, the Note and
                       ------------------------
each of the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal amount of the Note at a rate that could subject the holder of this Note to either civil or criminal liability as a result of being in excess of the highest lawful rate permitted under applicable usury law to be charged to Borrower (the "Maximum Rate"). If by the terms of the Note, this Loan Agreement or any of the
 ------------
other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal amount due under the Note at a rate in excess of such Maximum Rate, the rate of interest under the Note and the other Loan Documents shall be deemed to be immediately reduced to such Maximum Rate and the interest payable shall be computed at such Maximum Rate and all prior interest payments in excess of such Maximum Rate shall be deemed to have been the result of a mistake on the part of both Borrower and Lender, and Lender shall promptly credit such excess (to the extent only of such interest payments in excess of the Maximum Rate) against the unpaid principal amount of the Note to which such excess may lawfully be credited, and any portion of such excess payments not capable of being so credited shall be refunded to Borrower.

                           III.  CONDITIONS PRECEDENT
                                 --------------------

          Section 3.1  Conditions Precedent to the Loan. The obligation of
                       --------------------------------
Lender to make the Loan is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

          (a) Representation and Warranties; Compliance with Conditions.  The
              ----------------------------------------- ---------------
representations and warranties of Borrower contained in this Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

          (b) Loan Agreement and Note.  Lender shall have received a copy of
              -----------------------
this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

          (c) Delivery of Loan Documents; Title Insurance; Reports; Leases.
              -------------------------------------------- ---------------

               (i)  Mortgage.  Lender shall have received from Borrower a fully
                    --------
     executed and acknowledged counterpart of the Mortgage and evidence that such counterpart has been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording a valid and enforceable Lien upon the Mortgaged Property, of first lien priority, in favor of Lender (or a deed trustee if required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the Environmental Indemnity, the other Loan Documents and appropriate UCC-1 financing statements.

               (ii)  Title Insurance.  Lender shall have received a Qualified
                     ---------------
     Title Policy and evidence that all premiums in respect thereof have been paid.

               (iii)  Survey.  Lender shall have received a Qualified Survey.
                      ------

               (iv)  Insurance.  Lender shall have received valid certificates
                     ---------
     of insurance evidencing the insurance coverages, amounts and other requirements set forth in this Agreement, which name Lender as an additional insured, satisfactory to Lender in its reasonable discretion, and evidence of the payment of all premiums payable for the current policy period.

               (v)  Environmental Reports.  Lender shall have received an
                    ---------------------
     environmental report (or an update of an environmental report) in respect of the Mortgaged Property that is satisfactory to Lender.

               (vi)  Zoning.  Lender shall have received a zoning endorsement to
                     ------
     the Qualified Title Policy reasonably acceptable to Lender.

               (vii)  Encumbrances.  Borrower shall have taken or caused to be
                      ------------
     taken such actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Closing Date with respect to the Mortgage on the Mortgaged Property, subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

               (viii)  Engineering Reports.  Lender shall have received an
                       -------------------
     engineering report (or an update of an existing engineering report) in respect of the Mortgaged Property satisfactory to Lender.

               (ix)  Ground Lease.  Lender shall have received a true and
                     ------------
     complete copy of the Ground Lease.

          (d)  Intentionally Omitted.
               ---------------------

          (e) Delivery of Organizational Documents and Qualifications.  On or
              ---------------------------------------- --------------
before the Closing Date, Borrower shall deliver or cause to be delivered to Lender copies certified by an officer of Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business as Lender may request in its sole discretion, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

          (f) Opinions of Borrower's Counsel.  Lender shall have received legal
              ------------------------------
opinions of Borrower's counsel (which shall be a law firm or firms reasonably satisfactory to Lender or, in the case of certain of the opinions described in clause (ii) below, from the in-house counsel office of Host Marriott) (i) with respect to the non-consolidation of each of Borrower and its member (as well as such member (a limited liability company) and its sole member) in the event of an insolvency proceeding being brought against, or the bankruptcy of such member (or its member and certain affiliates); and (ii) with respect to due execution, delivery, authority, enforceability of the Loan Documents and such other matters as Lender may reasonably require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their sole discretion.

          (g) Budgets.  Borrower shall have delivered, and Lender shall have
              -------
approved (to the extent Borrower may approve such Operating Budget under the Management Agreement, the Operating Budget for the Mortgaged Property for the balance of the current Fiscal Year and the preliminary Operating Budget for Fiscal Year 1998, as well as the budget for administrative expenses of Borrower, Mezzanine Borrower and DSMLP.

          (h) Debt Service Reserve Account.  The Debt Service Reserve Account
              ----------------------------
shall contain an amount not less than six months' Monthly Debt Service Payments(disregarding for this purpose any such payments being made for a portion of an Interest Accrual Period).

          (i) Completion of Proceedings.  All corporate and
              -------------------------

other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other

Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          (j)  Intentionally Omitted.
               ---------------------

          (k) Ground Lessor Estoppel.  Lender shall have received an executed
              ----------------------
estoppel letter from the lessor of the Ground Leased Property, which shall be in form and substance satisfactory to Lender.

          (l) Cooperation Agreement.  Lender shall have received the Cooperation
              ---------------------
Agreement, duly executed by Borrower, DSMLP, Host Marriott, Lender and GSMC.

          (m) Appraisal.  Lender shall have received an appraisal for the
              ---------
Mortgaged Property satisfactory to Lender evidencing that the Loan Amount is not more than 49 percent of the value of the Mortgaged Property as of the date hereof.

          (n) Financial Statements.  Borrower shall have provided Lender with
              --------------------
audited financial statements of the prior owner of the Mortgaged Property for the three Fiscal Years 1996, 1995 and 1994, certified by Arthur Andersen LLP or another nationally recognized accounting firm acceptable to Lender. Borrower shall also deliver to Lender an unaudited quarterly report for each completed Accounting Quarter since January 1, 1997 through September 12, 1997, certified to by an officer of Borrower.

          (o) Reliance Letters.  The Persons providing the reports and studies
              ----------------
described in Sections 3.1(c)(v), 3.1(c)(viii), and 3.1(m) shall have delivered to Lender letters permitting Lender and other parties with interests in the Loan to rely on the reports described in said sections and to publish the results of such reports in offering materials in connection with the Securitization, such letters to be in form and substance satisfactory to Lender.

          (p) Seismic Information.  Lender shall have received such information
              -------------------
and reports regarding seismic conditions at the Property as it shall have requested and shall find the same to be satisfactory in form and substance.

          (q) Photographs; Property Descriptions and Loan Descriptions.  Lender
              --------------------------------------------------------
shall have received photographs of the interior and exterior of the Mortgaged Property, and Borrower shall have approved complete narrative descriptions of the Mortgaged Property and its environs, and a summary of the Loan Documents, in each case, in form and substance appropriate for inclusion in offering materials for a Securitization and reasonably satisfactory to Lender.

          (r)  Assignment of Operating Lease; Termination of Operating Lease.
               -------------------------------------------------------------
Lender shall have received documentation in recordable form evidencing the assignments of the owner's interest under the operating lease previously governing the operation of the Hotel from DSMLP to Mezzanine Borrower and from Mezzanine Borrower to Borrower, executed by Manager, DSMLP, Mezzanine Borrower and Borrower and documentation in recordable form evidencing the termination of the operating lease previously governing the operation of the Hotel, executed by Manager and Borrower.

          (s) Management Agreement; Consent of Manager. Lender shall have
              ----------------------------------------
received from Borrower a true and correct copy of the Management Agreement, in form and substance satisfactory to the Lender, together with the Consent of Manager, executed by Manager and Borrower.

          (t)  Assignment of Ground Lease; Deeds.  Lender shall have received
               ---------------------------------
documentation in recordable form evidencing the assignments of DSMLP's interest under the Ground Lease from DSMLP to Mezzanine Borrower and from Mezzanine Borrower to Borrower, executed by Ground Lessor, DSMLP, Mezzanine Borrower and Borrower and deeds in recordable form evidencing the transfer of DSMLP's interest in the Mortgaged Property (other than the Ground Leased Property) from DSMLP to Mezzanine Borrower and from Mezzanine Borrower to Borrower.

                       IV. REPRESENTATIONS AND WARRANTIES
                           ------------------------------

          Section 4.1  Borrower Representations.  Borrower hereby represents,
                       ------------------------
warrants and covenants as to the matters set forth in SCHEDULE 4A and SCHEDULE
4B.

          Section 4.2  Survival of Representations. Borrower agrees that all of
                       ---------------------------
the representations and warran  ties of Borrower set forth in SCHEDULE 4A and
SCHEDULE 4B and elsewhere in this Agreement and in the other Loan

Documents shall survive for so long as any portion of the Debt is outstanding (it being acknowledged by Lender that such representations and warranties have been made as of the Closing Date). All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.


                           V.  AFFIRMATIVE COVENANTS
                               ---------------------

           Section 5.1  Borrower Covenants.  Borrower hereby covenants and
                        ------------------
agrees with Lender that:

          (a) Existence; Compliance with Legal Requirements; Insurance.
              --------------------------------------------------------
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence. Borrower shall comply in all material respects with all Legal Requirements applicable to it and the Mortgaged Property. Borrower shall at all times maintain and preserve the Mortgaged Property and shall keep the Mortgaged Property in first-class, good working order and repair, reasonable wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto. Borrower will operate, maintain, repair and improve the Mortgaged Property in compliance in all material respects with all Legal Requirements, and will not commit or permit waste.

          (b) Taxes and Other Charges; Contest for Taxes and Other Charges,
              -------------------------------------------------------------
Legal Requirements and Liens.
----------------------------

               (i) Subject to the provisions of Section 5.1(b)(ii), Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof prior to delinquency thereof. Borrower will deliver to Lender, upon request, receipts for payment or other evidence reasonably satisfactory to Lender that the Taxes and Other Charges have been so paid (provided, however,
                                                         --------  -------
     Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 4.3(A), 4.4(A), 7.9.1(A) of the Cash Management Procedures). Borrower shall not suffer and shall promptly cause to be paid and discharged (or bonded) any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Subject to Section 5.1(b)(ii), Borrower shall pay, bond or otherwise discharge, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Mortgaged Property (as defined in the Mortgage), or on the Rents or Gross Revenues arising therefrom.

               (ii) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal, administrative or other proceeding, timely initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges or Lien therefor or any Legal Requirement or Insurance Requirement or the application of any instrument of record affecting the Mortgaged Property or any part thereof (other than the Loan Documents) or any claims or judgments of mechanics, materialmen, suppliers, vendors or other Persons or any Lien therefor, and may withhold payment of the same pending such proceedings if permitted by law; provided that (A) no Event of Default has occurred and remains uncured, (B) such proceeding shall suspend any collection of the contested Taxes, Other Charges or Liens from the Mortgaged Property, Borrower or Lender, or adequate time shall at all times remain prior to such collection, (C) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (D) neither the Mortgaged Property nor any part thereof or interest therein will be in imminent danger of being sold, forfeited, terminated, canceled or lost, (E) Borrower shall have furnished Lender with security (which may include amounts contained in the Tax and Insurance Reserve Account and FF&E Reserve Account to the extent the amounts therein have been specifically earmarked for the matter in question), (in an amount reasonably satisfactory to Lender), to insure the payment of any such Taxes or Other Charges, or the cost of compliance with the contested Legal Requirement or Insurance Requirement or the cost of the removal of the

     Lien, in each case together with all reasonably anticipated interest and penalties thereon, provided no such security shall be required to the extent that the amount that would otherwise be required to be escrowed under this clause (E) shall be less than $1,000,000 in the aggregate, (F) in the case of an Insurance Requirement, the failure of Borrower to comply therewith shall not impair the validity of any insurance required to be maintained by Borrower hereunder or the right to full payment of any claims thereunder, (G) in the case of any essential or significant service with respect to the Mortgaged Property, any contest or failure to pay will not result in a discontinuance of any such service, unless the services will be provided by a comparable service provider, (H) in the case of any instrument of record affecting the Mortgaged Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any Lien on the Mortgaged Property or any part thereof (except if such Lien would be removed upon completion of such proceedings and the compliance by the parties with the terms of the resulting order, decision or determination and the removal costs for such Lien have been escrowed with Lender or in the proceeding), (I) except to the extent Borrower has provided sufficient Eligible Collateral therefor in accordance with clause (E) in this Section 5.1(b)(ii), neither the failure to pay or perform any obligation which Borrower is permitted to contest under this Section nor an adverse determination of any such contest shall result in a Material Adverse Effect, and (J) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or Liens, together with all costs, interest and penalties which may be payable in connection therewith. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when the entitlement of such claimant is finally established judicially or by settlement, and Lender shall otherwise remit any such amounts to Borrower. Subject to the foregoing, at Borrower's timely request, Lender shall not pay from the Tax and Insurance Reserve Account, if such Tax and Insurance Reserve Account has been established, the contested Taxes or Other Charges being contested.

          (c) Litigation.  Borrower shall give prompt written notice to Lender
              ----------
of any litigation or governmental proceedings pending or threatened in writing against Borrower or against or affecting the Mortgaged Property which, if determined adversely to Borrower or the Mortgaged Property, would reasonably be expected to have a Material Adverse Effect.

          (d) Inspection.  Borrower shall permit agents, representatives and
              ----------
employees of Lender (including Servicer and Special Servicer) to inspect the Mortgaged Property on any Business Day at reasonable hours upon reasonable advance notice.

          (e) Perform Loan Documents.  Borrower shall observe, perform and
              ----------------------
satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents.

          (f) Insurance Benefits.  Borrower shall cooperate with Lender in
              ------------------
obtaining for Lender the benefits of any insurance proceeds payable in connection with the Mortgaged Property, and Lender shall be reimbursed for any reasonable out-of-pocket expenses reasonably incurred in connection therewith (including reasonable attorneys' fees and disbursements, and, if reasonably necessary to collect such proceeds, the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Mortgaged Property or any part thereof) out of such insurance proceeds.

          (g) Further Assurances; Lender Costs.  Borrower shall, at Borrower's
              --------------------------------
sole cost and expense:

               (i) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Lien of the Lender at any time securing or intended pursuant to the provisions hereof to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require;

               (ii) be responsible for, and shall pay on demand, all reasonable third-party costs and expenses incurred by Lender in connection with the origination of the Loan, including reasonable fees and costs for income and expense audits, travel, environmental and engineering consultants and reports, and appraisals, reasonable attorney's fees and expenses in documenting and negotiating the Loan and performing due diligence, other reasonable out-of-pocket expenses relating to credit and collateral evaluations, recording and filing fees (collectively, "Lender
                                                                       ------
     Origination Expenses"); and
     --------------------

               (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the expressed intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

          (h)  Reserved.

          (i)  Reserved.

          (j)  Financial Reporting and Other Information.
               -----------------------------------------

               (i) Generally. Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower. Lender shall have the right from time to time at all times during normal business hours upon reasonable prior written notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. Provided no Event of Default is then continuing, Lender shall pay its own expenses in connection with such examination; if an Event of Default shall then be continuing, Borrower shall pay any reasonable out-of-pocket costs and expenses incurred by Lender in any such examination and copying (or extraction).

               (ii) Annual Reports. Borrower will furnish to Lender within eighty-five (85) days following the end of each Fiscal Year of Borrower, a complete copy of Borrower's annual financial statements, audited by Arthur Andersen LLP. or another nationally recognized accounting firm reasonably satisfactory to Lender, in accordance with GAAP, covering the Mortgaged Property, for such Fiscal Year and containing balance sheets for

     Borrower and statements of profit and loss for Borrower and the Mortgaged Property in such detail as Lender may reasonably request. Such statements shall set forth the financial condition and the income and expenses for the Mortgaged Property for the immediately preceding calendar year, including (in the footnote to such statement or elsewhere) statements of annual Operating Profit. Borrower's annual financial statements shall be accompanied by a Officer's Certificate certifying that such annual financial statement presents fairly the financial condition of the Mortgaged Property and has been prepared in accordance with GAAP. Together with Borrower's annual financial statements, Borrower shall furnish to Lender an Officer's Certificate certifying as of the date thereof whether, to Borrower's knowledge, there exists a Default or Event of Default, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

               (iii) Periodic Reports. Borrower will furnish, or cause to be furnished, to Lender on or before the twenty-seventh (27th) day after the end of each Accounting Period, unaudited financial statements substantially in the form of Exhibit F attached hereto (Format 90 and Rent Letter) covering such Accounting Period and the annual period to date, accompanied by an Officer's Certificate, certifying that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Mortgaged Property. Such statements shall show in detail, among other things:

               (A) a breakdown of sales revenues and operating expenses and the calculation of house profit, average daily room and average occupancy rates, each of the foregoing with a comparison to budget and prior year;

               (B) an unaudited profit and loss statement and escrow analysis;
          and

               (C) unaudited periodic and year-to-date reports detailing the calculation of Operating Profit.

               (iv) Accounting Quarter Reports. Borrower will furnish, or cause to be furnished, to Lender on or before the thirty-fifth (35th) day after the end of each Accounting Quarter, drafts of the following items, and on or before the forty-third (43rd) day after the end of each Accounting Quarter, the final version of the following items, accompanied by an Officer's Certificate, certifying that such items are true, correct, accurate and complete and fairly present the financial condition and results of the operations of Borrower and the Mortgaged Property in a manner consistent with GAAP (subject to normal year-end adjustments) as applicable:

               (A) quarterly and year-to-date unaudited financial statements (including, without limitation, Borrower's balance sheets, income statements, statements of cash flows and such other financial information as was provided by Borrower's predecessor in interest to its limited partners.

               (v) Supplemental Information. Borrower shall furnish to Lender within ten (10) Business Days after request, such further detailed information with respect to the operation of the Mortgaged Property and the financial affairs of Borrower as may be reasonably requested by Lender (including any of the foregoing requesting by a Rating Agency), provided the same may be provided without material expense or material burden to Borrower.

               (vi) Governmental Notices. Borrower shall furnish to Lender, promptly after receipt, a copy of any material notice received by or on behalf of Borrower from any Governmental Authority having jurisdiction of the Mortgaged Property with respect to an adverse condition existing or alleged to exist or emanate therefrom or thereat.

               (vii) Auditor's Consent. In connection with Lender's disclosure requirements under the Securities Act in connection with a Securitization, Borrower will, from time to time, within a reasonable time after written request by Lender, and at Lender's expense (to the extent there are any incremental costs actually charged in connection with such consent letter), provide a consent letter of Arthur Andersen LLP or another nationally recognized accounting firm satisfactory to Lender which audits Borrower's annual financial statement, consenting to the filing of such auditor's report as part of the registration statement filed in connection with a Securitization and/or as part of Lender's periodic reporting under the Securities Exchange Act of 1934, as amended.

               (viii) Manager's Reports. Borrower shall furnish to Lender copies of all rent letters, Format 90s and other periodic reports received from the Manager relating to the Mortgaged Property promptly upon receipt thereof.

               (ix) 144A Reporting. Borrower will, at any and all times, within a reasonable time after written request by Lender, furnish or cause to be furnished to Lender, in such manner and in such detail as may be reasonably requested by Lender, such information as may be necessary to permit Lender to comply with any request for information made by an investor or prospective investor in the Certificates and to be furnished under Rule 144A(d) under the Securities Act of 1933, as amended (the "Securities Act")
     ---------------

               (x) Failure to Report. If Borrower fails to provide to Lender or its designee any of the financial statements, certificates, reports or information (the "Required Records") required by this Section 5.1(j) within
                       ----------------
     thirty (30) days after the date upon which such Required Record is due, the same shall be an Event of Default; provided that Lender shall have given to
                                        --------
     Borrower at least ten (10) days' prior written notice of such failure by Borrower to timely submit the applicable Required Record.

          (k) Business and Operations.  Borrower will qualify to do business and
              -----------------------
will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Mortgaged Property.

          (l) Title to the Mortgaged Property.  Borrower will warrant and defend
              -------------------------------
against the claims of all Persons whomsoever (i) the title to the Mortgaged Property and every part thereof and (ii) the validity and priority of the Lien of the Mortgage, subject only in each case to Liens permitted under the Loan Documents (including Permitted Encumbrances).

          (m) Costs of Enforcement.  In the event (i) that the Mortgage is
              --------------------
foreclosed in whole or in part or the Note, any Loan Document, including the Mortgage, is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any Lien or mortgage prior to or subsequent to the Mortgage in which proceeding Lender is made a party, (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or an assignment by Borrower for the benefit of its creditors, or (iv) Lender shall attempt to remedy any Event of Default hereunder, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all reasonable costs incurred by Lender as a result thereof, including reasonable costs of collection and defense, including reasonable attorneys' fees (and experts', consultants' and witnesses' fees) in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

          (n) Estoppel Statement.  After written request by Lender, Borrower
              ------------------
shall within twenty (20) days furnish Lender with a statement, duly acknowledged and certified, setting forth (A) the unpaid principal amount of the Note, (B) the applicable Interest Rate, (C) the date installments of interest and/or principal were last paid, (D) any offsets or defenses to the payment of the Debt, (E) that the Note, this Agreement, the Mortgage and the other Loan Documents are in full force and effect and have not been modified or if modified, are in full force and effect as so modified and giving particulars of such modification, and (F) such other matters as Lender may reasonably request. Any prospective purchaser or assignee of any interest in the Loan shall be permitted to rely on such certificate.

          (o) Loan Proceeds.  Borrower shall use the proceeds of the Loan
              -------------
received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

          (p)  Reserved.

          (q) Operating Budget.  Borrower shall furnish to the Lender on or
              ----------------
before January 20 of each year commencing
on January 20, 1998, an annual plan (the "Annual Plan") for such year for the
                                          -----------
Mortgaged Property which Annual Plan shall include a detailed operating budget (an "Operating Budget") and a detailed capital expenditure budget (a "Capital
     ----------------                                                 -------
Budget"), reflecting Manager's best good faith estimate of its anticipated
------
results of operations, including revenues from all sources, all operating expenses, management fees, Management Expenses, and capital and FF&E Expenditures. The Annual Plan shall contain provisions for deposit into the FF&E Reserve Account of an aggregate amount equal to at least 5.5% of projected Gross Revenues for each year, the specific percentage to be determined by the requirements for such purpose of the Management Agreement; provided, however, that for the remainder of Fiscal Year 1997, the Annual Plan shall contain provisions for deposit into the FF&E Reserve Account of an aggregate amount equal to at least 4.5% of projected Gross Revenues for the remainder of Fiscal Year 1997.

          In addition to the foregoing, Borrower shall submit to Lender, for Lender's approval (which approval shall not be unreasonably withheld or delayed), a proposed annual budget of administrative expenses (which may include reasonable allocations of internal costs of Borrower's affiliates) of Borrower, Mezzanine Borrower and DSMLP. Such budget shall be approved or disapproved by Lender within ten (10) Business Days after Borrower's submission thereof. Upon approval of such budget, the disbursements to be made on each Payment Date under the Cash Management Procedures in respect of such administrative expenses for each of Borrower, Mezzanine Borrower and DSMLP shall equal one-twelfth (1/12th) of the approved amount for each such Person.

          (r) No Joint Assessment.  Borrower shall not suffer, permit or
              -------------------
initiate the joint assessment of the Mortgaged Property (i) with any other real property constituting a tax lot separate from the Mortgaged Property, and (ii) unless required by applicable law, with any portion of the Mortgaged Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Mortgaged Property.

          (s) Leasing Matters.  In addition and subject to the terms of Section
              ---------------
7.2:

               (i) Borrower shall furnish Lender with an executed copy of each Lease within thirty (30) days after execution thereof.

               (ii) All Leases entered into from and after the date hereof shall be the result of arms'-length negotiations, shall provide for commercially reasonable rental rates and other terms and shall not contain any terms which would materially adversely affect Lender's rights under the Loan Documents.

               (iii) All Leases shall provide that they are or as a matter of law, shall be, subordinate to the Mortgage.

               (iv) Borrower shall observe and perform in all material respects the obligations imposed upon the lessor under the Leases in a commercially reasonably manner.

               (v) Borrower shall not enter into any lease in excess of 10,000 rentable square feet or, and at no one time shall there be under lease more than 30,000 rentable square feet, without in each case Lender's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

          (t)  Reserved.

          (u) Material Agreements.  Subject to any express provisions hereof to
              -------------------
the contrary, Borrower shall:

               (i) timely perform and/or observe all of the material covenants and agreements required to be performed and observed by it under any Material Agreement, and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

               (ii) promptly notify Lender of the giving of any notice of any material default by any party under any Material Agreement of which it is aware or, with respect to the Management Agreement, the giving of any notice by Manager altering in any material respect the rules, standards and requirements of the Manager; and

               (iii) promptly enforce the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the other party under the Management Agreement and each other Material Agreement.

          (v) Budget Approvals.  Borrower shall, (i) if Borrower has the right
              ----------------
under the Management Agreement to approve any aspect of each Operating Budget or the FF&E Estimate (as such terms are defined in the Management Agreement) or any other budget, submit each of the foregoing to Lender for its approval; and (ii) submit to the Lender for its approval the Building Estimate (as such term is defined in the Management Agreement); provided that the Lender's review and approval of each of the foregoing shall not be unreasonably withheld or delayed, and Lender shall issue its approval or disapproval within ten (10) Business Days after Lender's receipt thereof.

          (w) Reserved.

          (x) Payment of Operating Expenses, etc.  Borrower shall pay or cause
              ----------------------------------
to be paid all operating expenses and all other costs and expenses associated with the operation and maintenance of the Mortgaged Property in accordance with the provisions of the Management Agreement.

          (y) Completion of Work.  Borrower shall diligently perform, and
              ------------------
complete on or before the dates specified on Schedule 2 and 3, the items of work specified in said Schedule.

          (z) Standard for Hotel.  Borrower shall perform such work that shall
              ------------------
be necessary to maintain standards at least as high as those standards that apply generally to first class full service resort hotels, in compliance with the Marriott standards and the Management Agreement.

          (aa) Hotel Open for Business.  Borrower shall operate (or cause the
               -----------------------
Manager to operate) the Mortgaged Property as a hotel open for business under the Management Agreement.

          (ab) Accounts Statement.  Borrower shall, promptly upon Lender's
               ------------------
written request, from time to time, deliver to the Lender a statement setting forth all of the accounts Borrower or the Manager maintains with respect to the Hotel and the Mortgaged Property, the purposes of such accounts and the balances thereof.

          (ac) Reserved.

          (ad) Liquor Licenses; Permits.  Borrower shall maintain or cause to be
               ------------------------
maintained each of the liquor licenses and all other Permits in connection with the Hotel in full force and effect (and replace any thereof that may be canceled or otherwise lapsed), and observe and perform or cause to be observed and performed all of Borrower's obligations thereunder.

          (ae) Payment of Trade Payables.  Borrower shall pay (or ensure that
               -------------------------
the Manager pays) all Trade Payables within 60 days of the date incurred except for such trade indebtedness that is subject to a bona fide dispute.


                             VI. NEGATIVE COVENANTS
                                 ------------------

          Section 6.1  Borrower's Negative Covenants. Borrower covenants and
                       -----------------------------
agrees with Lender that it will not do, directly or indirectly, any of the following:

          (a) Operation of Mortgaged Property; Material Agreements.
              ----------------------------------------------------

          (i) Material Agreements. Borrower shall not, without Lender's prior consent (except as elsewhere herein expressly provided): (1) surrender or terminate any Material Agreement other than the Management Agreement (which is covered in Section 6.1(a)(iii) hereof), unless the other party thereto is in material default and the termination of such agreement would be commercially reasonable, (2) increase or consent to the increase in any material respect of the amount of any charges payable by Borrower under any Material Agreement, except as currently expressly provided therein; (3) reduce or consent to the reduction of any amounts payable by the other party to the Material Agreement, except as currently expressly provided therein; or (4) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any Material Agreement in any manner which would have a Material Adverse Effect.

          (ii) Event of Default. Upon the occurrence and during the continuance of an Event of Default, Borrower shall not terminate, surrender, amend or modify, or make any election, exercise any voting or approval powers or grant any waivers with respect to, any Material Agreement, without in each case the prior written consent of Lender.

          (iii) Management Agreement. Borrower shall not, without Lender's prior written consent, (1) cancel, release, terminate or surrender the Management Agreement or permit any cancellation, release, termination or surrender thereof, (2) amend, modify or alter the terms of the Management Agreement in any material respect or (3) permit or suffer any significant delegation or contracting of the Manager's duties; provided, however, that Borrower may cancel, release, terminate, surrender, amend, modify or alter the Management Agreement in connection with the replacement of the Manager if, before the date on which the Manager ceases to be the Manager of the Hotel, it causes the Hotel to come under management by an Acceptable Manager pursuant to a management agreement in form and substance reasonably satisfactory to Lender, with terms as favorable to Borrower as the Management Agreement in effect on the date hereof, and as to which Borrower has received a Rating Confirmation from the applicable Rating Agencies.

          (b) Liens.  Subject to Section 5.1(b)(ii), Borrower shall not, without
              -----
the prior written consent of Lender, create, incur, assume, permit or suffer to exist any Lien on any portion of the Mortgaged Property or Borrower or any interest therein, except (i) Permitted Encumbrances, (ii) Liens created by or expressly permitted pursuant to the Loan Documents, (iii) Liens for Taxes or Other Charges not yet delinquent, (iv) Liens securing the Mezzanine Debt pursuant to the Mezzanine Loan Documents, and (v) Liens created under non-capital equipment leases described in clause (b) of the paragraph captioned "Permitted Indebtedness" which relates to the equipment described therein.

          (c) Dissolution.  Except as permitted in Schedule 6.3, Borrower shall
              -----------
not dissolve, terminate, liquidate, merge with or consolidate into another
Person.

          (d) Change in Business.  Borrower shall not enter into any line of
              ------------------
business other than the ownership, maintenance, financing, refinancing and operation of the Mortgaged Property (subject to the terms hereof), or make any material change in the scope or nature of its business objectives or purposes, or undertake or participate in activities other than the continuance of its present business.

          (e) Debt Cancellation.  Borrower shall not cancel or otherwise forgive
              -----------------
or release any material claim or debt owed to Borrower by any Person except for adequate consideration in the ordinary course of Borrower's business and on commercially reasonable terms, subject to other restrictions contained herein or in any other Loan Document.

          (f) Affiliate Transactions.  Borrower shall not enter into, or be a
              ----------------------
party to, any transaction with an Affiliate of Borrower except (i) other than in respect of the Leases, in the ordinary course of business and (ii) in all cases, on market terms no less favorable to Borrower or such Affiliate than would be obtained in a comparable arms'-length transaction with an unrelated third party.

          (g) Zoning and Uses.  Borrower shall not (i) initiate or support any
              ---------------
limiting change in the permitted uses of the Mortgaged Property (or to the extent applicable, zoning reclassification of the Mortgaged Property) or any portion thereof, seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in a manner that would result in such use becoming a non-conforming use under applicable land-use restrictions (and, if any, zoning ordinances) or that would violate the terms of the Ground Lease, the Management Agreement, Insurance Requirement, Legal Requirement, Permitted Encumbrance or other agreement binding on Borrower or the Mortgaged Property, (ii) modify, amend or supplement any of the terms of the Ground Lease or any other Permitted Encumbrance in a manner adverse in any material respect to the interests of Borrower or Lender, (iii) impose or permit or suffer the imposition of any restrictive covenants, easements or encumbrances upon the Mortgaged Property in any manner that adversely affects in any material respect the value or utility of the Mortgaged Property, (iv) execute or file any subdivision plat affecting the Mortgaged Property, institute, or permit the institution of, proceedings to alter any tax lot comprising the Mortgaged Property, or (v) permit or suffer the Mortgaged Property to be used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

          (h) Debt.  Borrower shall not create, incur or assume any debt
              ----
(secured or unsecured) other than the Debt and Permitted Indebtedness. Borrower shall, however, be permitted to have indebtedness in the form of Trade Payables not more than sixty (60) days outstanding, in an amount appropriate for properties such as the Mortgaged Property and reflective of the level at which Trade Payables have been historically carried for the Mortgaged Property.

          (i)  Reserved.
               --------

          (j)  Transfers.
               ---------

               (i)  General Limitation.  Unless such action is permitted by the
                    ------------------
     subsequent provisions of this Section 6.1(j) or any other express provision hereof, Borrower will not, without Lender's consent (which shall not be unreasonably withheld or delayed) and a Rating Confirmation with respect to the transfer or other matter in question, (A) sell, assign, convey, transfer or otherwise dispose of or encumber legal, beneficial or equitable interests in all or any part of the Mortgaged Property, (B) permit or suffer any owner, directly or indirectly, of a beneficial interest in the Mortgaged Property to transfer such interest, whether by transfer of stock or other beneficial interest in any entity or otherwise, (C) mortgage, hypothecate or otherwise encumber or grant a security interest in all or any part of the Mortgaged Property or (D) file a declaration of condominium with respect to the Mortgaged Property; provided, however, that transfers of limited partnership interests in DSMLP in accordance with the provisions of the partnership agreement of DSMLP shall not be prohibited by clause (B) of this Section 6.1(j)(i).

               (ii)  Sale of the Mortgaged Property.  Except as may be set forth
                     ------------------------------
     in the last sentence of this clause (ii) or elsewhere in this Section 6.1, Borrower may only sell, assign, convey, transfer or otherwise dispose of legal or equitable title to or any interest in the Mortgaged Property from time to time and at any time if:

          (A)  after giving effect to the proposed
     transaction:

                    (1) the Mortgaged Property will be owned by a Special Purpose Entity which will be in compliance with the representations, warranties and covenants contained in SCHEDULE 4B hereof (as if Borrower shall have remade all of such representations, warranties and covenants as of, and after giving effect to, the proposed transaction), and which shall have assumed (subject to the terms of
          Section 13.24 hereof) and agreed in writing to comply with all the terms, covenants and conditions set forth in this Agreement and the other Loan Documents,

                         (2) Borrower will be owned and controlled by a
               Permitted Owner,

                         (3) an Acceptable Manager shall act as Manager, and

                         (4) no Event of Default shall have occurred and be
               continuing, and

               (B) prior to any such transaction, the proposed transferee shall deliver to Lender an Officer's Certificate stating that either (x) such transferee is an employee pension plan or other retirement arrangement or account ("Employee Benefit Plan") that is subject to Title I of ERISA or is
               ---------------------
     a "Plan" within the meaning of Section 4975 of the Code, and the obligations under this Agreement are not, and the exercise of rights under this Agreement will not, constitute a nonexempt prohibited transaction; or
     (y) the transferee is a "governmental plan" (as defined in section 3(32) of ERISA), and the obligations under this Agreement, and the exercise of rights under this Agreement, do not and will not violate any applicable state statutes regulating investments by or fiduciary obligations with respect to governmental plans; or (z) the proposed transferee is neither an Employee Benefit Plan nor a "governmental plan" or a "Plan" within the meaning of Section 4975 of the Code, and (i) such proposed transferee is not subject to state statutes regulating investments by or fiduciary obligations with respect to "governmental plans" and (ii) the underlying assets of the proposed transferee do not, for purposes of ERISA, constitute assets of the Employee Benefit

     Plans holding an equity interest in such proposed transferee.

               (iii) "Permitted Owners" means one or more of the following (the
                      ----------------
     figures used below in this Section 6.1(j)(iii)(B) and (C) are to be calculated exclusive of the Mortgaged Property):

               (A) a Person that is controlled by DSMLP where the sole general partner of DSMLP is an entity wholly owned (directly or indirectly) and controlled by Host Marriott, or

               (B) an insurance company with total hotel assets of $500 million or more, or

               (C) a Person that is a pension fund, pension trust or pension account, or investment vehicle established by such an entity, that has total assets of $500 million or more, and that is managed by a Person that controls at least $1 billion in hotel assets, or

               (D) a Person in which one or more of the Persons, together with their wholly-owned Affiliates, described in (1), (2) or (3) above, collectively own and control (directly and indirectly) at least a 51% interest, or

               (E) any Person as to which Borrower shall have received a Rating Confirmation.

               (iv) Transfers of Interests in Borrower. Except for transfers of
                    ----------------------------------
     limited partners in DSMLP, who may transfer limited partnership interests in DSMLP in accordance with the terms of the partnership agreement of DSMLP, the holder of any direct or indirect interest in Borrower may transfer such interest to any Person if after giving effect to such transfer:

                    (A) Borrower will be a Special Purpose Entity in compliance with the representations, warranties and covenants in SCHEDULE 4B (as if Borrower shall have remade all of such representations, warranties and covenants as of, and after giving effect to, the transfer),

                    (B) Borrower will either be a Permitted Owner or be owned, and will be controlled (directly or indirectly), by a Permitted Owner,

                    (C) if there has been a transfer of 25% or more of the
               membership interests, stock or other direct equity ownership interests in Borrower or a transfer or issuance of a membership interest in Borrower, Borrower shall have first delivered to Lender the Officer's Certificate and legal opinion described in clause 6.1(j)(v) below, and

                    (D) if there has been a transfer of any interest in the
               member of Borrower (or in DSMLP) where, as a result of any transfer, any member or other Person shall own (directly or indirectly) a 49 percent or more economic or controlling interest in Borrower or a direct or indirect owner thereof, Borrower shall have first delivered the Officer's Certificate and legal opinion described in clause 6.1(j)(v) below.


               (v)  Notice Required.  Not less than five (5) Business Days prior
                    ---------------
     to the closing of any transaction permitted under the provisions of this
     Section 6.1(j), Borrower shall deliver or cause to be delivered to Lender
     (A) an Officer's Certificate describing the proposed transaction and stating that such transaction is permitted hereunder and under the other Loan Documents, together with any documents upon which such Officer's Certificate is based, and (B) a legal opinion of counsel to Borrower or the transferee selected by either of them (unless reasonably disapproved by Lender or the Rating Agencies), in form and substance consistent with similar opinions then being required by the Rating Agencies, confirming, among other things, that the assets and liabilities of Borrower, and of its managing general partner or managing member, as applicable, will not be substantively consolidated with the assets of such owners or controlling Persons of Borrower or such managing member or general partner as Lender or the Rating Agencies may reasonably specify (including any member or other Person owning (directly or indirectly)

     49 percent or more of Borrower), in the event of a bankruptcy or similar proceeding involving such owners or controlling Persons (or such member or other Person).

               (vi)  Sale of Equipment. Notwithstanding the above provisions of
                     -----------------
     this Section 6.1(j), Borrower may transfer or dispose of Equipment that is either being replaced or that is no longer necessary in connection with the operation of the Mortgaged Property free from the interest of Lender under this Agreement or any other Loan Document, provided such transfer or
                                                --------
     disposal (when compared to the non-transfer or non-disposal of such Equipment) will not materially adversely affect the value of the Mortgaged Property, will not materially impair the utility thereof and will not violate any Material Agreement, Permitted Encumbrance or Legal Requirement and will not result in a reduction or abatement of, or right of offset against, the rentals or other amounts payable under any Lease as a result thereof, provided that any new Equipment acquired by Borrower (and not so
              --------
     disposed of) shall be subject to the interest of Lender under this Agreement and the other Loan Documents unless leased to Borrower (in which event, Lender shall be made a collateral assignee of Borrower's interest in such lease (but, unless expressly subsequently assumed by Lender, Lender shall have no obligations under Borrower's interest therein)).

               (vii)  Pledges to Mezzanine Lender. Notwithstanding the foregoing
                      ---------------------------
     terms of this Section 6.1(j), the pledge of ownership interests by the member of Borrower to the Mezzanine Lender, and any transfer upon or in lieu of foreclosure in respect of such pledge, and any transfer by such pledgee after either foreclosure or transfer in lieu of foreclosure, shall not be a default hereunder, provided such pledgee or transferee, as applicable, shall have complied with the terms of the Mezzanine Loan Transfer Agreement.

          (k) Nonexempt ERISA Transactions.  Borrower shall not engage in a
              ----------------------------
nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Borrower, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement, the Mortgage or any other Loan Document) to be a non-exempt prohibited transaction under ERISA.

          (l)  No Distributions.  Except in accordance with the Cash Management
               ----------------
Procedures, Borrower shall not, without the prior written consent of the Lender, make any distributions of cash to its members.

                          VII.  ALTERATIONS; LEASING.
                                --------------------

          Section 7.1  Alterations.  Borrower will not make or permit any
                       -----------
demolition, alteration, installation, improvement, expansion or reduction of or to the Mortgaged Property or any part thereof, (each, an "Alteration") except in
                                                          ----------
accordance with the following terms and conditions:

          (a) The Alteration shall be undertaken in accordance with the applicable provisions of this Agreement, the other Loan Documents, the Material Agreements and all Legal Requirements.

          (b) No Event of Default shall have occurred and be continuing or shall occur as a result of such action.

          (c) The Alteration will not, either during the Alteration or upon completion, result in a Material Adverse Effect.

          (d) Lender's approval (not to be unreasonably withheld) shall be required for any Material Alteration.

          (e) A Material Alteration shall be conducted under the supervision of an Independent Architect or Engineer and shall not be undertaken until ten (10) Business Days after there shall have been filed with Lender, detailed plans and specifications and cost estimates therefor, prepared and approved in writing by such Independent Architect or Engineer. Such plans and specifications may be revised at any time and from time to time, provided that material revisions of such plans and specifications shall be filed with Lender.

          (f)  Reserved.

          (g) All work done in connection with any Alteration shall be performed with due diligence in a good and workman-like manner, all materials used in connection with any Alteration shall be not less than the standard of quality of the materials generally used at the Mortgaged Property as of the date hereof (or, if greater, the then-current customary quality for full-service resort hotels) and all work shall be performed and all materials used in accordance with all applicable Legal Requirements and Insurance Requirements.

          (h) With respect to a Material Alteration, no payment made prior to the Final Completion of a Material Alteration to any contractor, subcontractor, materialman, supplier, engineer, architect, project manager or other Person who renders services or furnishes materials in connection with such Material Alteration shall exceed ninety five percent (95%) of the value of the work performed from time to time and materials furnished and incorporated into the Improvements.

          (i)  Reserved.

          (j) For any Material Alteration (other than tenant improvements), Borrower shall be obligated to either (x) deliver to Lender Eligible Collateral to be held in escrow in the amount of such Material Alteration, which Eligible Collateral shall be held by Lender as security for the Debt and released to Borrower as such work progresses in accordance with Section 7.1(k) or (y) establish to Lender's reasonable satisfaction that there will be sufficient funds maintained in the FF&E Reserve Account or the Excess Cash Flow Escrow Account with Manager that are or will be available for such Alterations.

          (k) With respect to any Material Alteration as to which Borrower shall have delivered Eligible Collateral to be held in escrow, or established to Lender's reasonable satisfaction that there are sufficient funds therefor in one or more accounts held with Lender, in each case in accordance with Section 7.1(j):

               (i) Borrower shall deliver to Lender a schedule (which shall be concurred in by the Independent Architect or Engineer, if applicable) setting forth the projected stages of completion of such Alteration(s) and the corresponding amounts expected to be due and payable by or on behalf of Borrower in connection with such completion, such schedule to be updated quarterly by Borrower (and concurred with by an Independent Architect or Engineer) during the performance of such Alteration(s).

               (ii) Any Eligible Collateral that Borrower delivers to Lender pursuant hereto (and the proceeds of any such Eligible Collateral) shall be invested by Lender in Permitted Investments for a period of time consistent with the date on which Borrower notifies Lender that Borrower expects to request a release of such Eligible Collateral in accordance with the next succeeding sentence. From time to time (but in no event more often than monthly) as the Alteration progresses, the amount of any Eligible Collateral so therefore furnished may, upon the written request of Borrower to Lender, be withdrawn by Borrower and paid or otherwise applied by or returned to Borrower in an amount equal to the amount Borrower would be entitled to so withdraw if Section 8.1.2(e) hereof were applicable. In connection with the above-described quarterly update of the projected stages of completion of the Material Alteration (as concurred with by an Independent Architect or Engineer), Borrower shall increase (or be permitted to decrease, as applicable) the Eligible Collateral then deposited with Lender as necessary to comply with Section 7.1(j) hereof or shall establish to Lender's reasonable satisfaction in accordance with
     Section 7.1(j) the sufficiency of available funds in the reserve accounts specified in Section 7.1(j)(y).

               (iii) At any time after Final Completion of such Alterations, the whole balance of any Cash or other security deposited with Lender pursuant to Section 7.1(j) then remaining on deposit may be withdrawn by Borrower and shall be paid promptly by Lender to Borrower, and any Eligible Collateral so deposited shall, to the extent it has not been called upon, reduced or theretofore released, be released by Lender to Borrower, within ten (10) days after receipt by Lender of an application for such withdrawal and/or release together with an Officer's Certificate, and as to the following clauses (A) and (B) of this clause also a certificate of the Independent Architect or Engineer, setting forth in substance as follows:

                    (A) that, except for to minor punch-list items, such Alteration(s) has been completed in accordance with any plans and specifications therefor previously filed with Lender under Section 7.1(e) hereof and otherwise in accordance with the terms of this Agreement;

                    (B) that to the knowledge of the certifying Person, (x) such Alteration(s) has been completed in compliance with all Legal Requirements and Insurance Requirements, and (y) to the extent required for the legal use or occupancy of the portion of the Mortgaged Property affected by such Alteration(s), Borrower has obtained a temporary or permanent certificate of occupancy (or similar certificate) or, if no such certificate is required, a statement to that effect;

                    (C) that to the knowledge of the certifying Person, all amounts that Borrower is or may become liable to pay in respect of such Alteration(s) through the date of the certification have been paid in full or adequately provided for and, to the extent that such are customary and reasonably obtainable by prudent property owners in the area where the Mortgaged Property is located, that Lien waivers have been obtained from the general contractor and major subcontractors performing such Alteration or, at Borrower's option, at its sole cost and expense, Borrower shall cause a nationally recognized title insurance company to deliver to Lender an endorsement to the Qualified Title Policy, updating such policy and insuring over such Liens without further exceptions to such policy other than Permitted Encumbrances, or shall, at its sole cost and expense, cause a reputable title insurance company to deliver a lender's title insurance policy, in such form, in such amounts and with such endorsements as the Qualified Title Policy, which policy shall be dated the date of completion of the Material Alteration and shall contain no exceptions other than Permitted Encumbrances; provided,
                                                                   --------
          however, that if, for any reason, Borrower is unable to deliver the certification required by this clause (C) with respect to any costs or expenses relating to the Alteration, then, assuming Borrower is able to satisfy each of the other requirements set forth in clauses (A) and (B) above, Borrower shall be entitled to the release of the difference between the whole balance of such Eligible Collateral and the total of all costs and expenses to which Borrower is unable to certify; and

                    (D) that to the knowledge of the certifying Person, no Event of Default has occurred and is continuing.


                  VIII.  INSURANCE; CASUALTY AND CONDEMNATION
                         ------------------------------------

           Section 8.1  Insurance; Casualty and Condemnation.
                        ------------------------------------

          8.1.1  Insurance. (a) Borrower, at its sole cost and expense, for the
                 ---------
mutual benefit of Borrower and Lender, shall keep the Mortgaged Property insured and obtain and maintain policies of insurance insuring against loss or damage by standard perils included within the classification "All Risks of Physical Loss". Such insurance (i) shall be in an aggregate amount equal to the then full replacement cost of the Mortgaged Property and the Equipment (without deduction for physical depreciation) and (ii) shall have deductibles for the Mortgaged Property no greater than those existing on the date hereof (provided, to the extent higher deductibles are commercially reasonable, Borrower shall have the right to such higher deductibles, but in no event in excess of $100,000 without Rating Confirmation, except with respect to earthquake insurance). The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation (with current replacement cost being $165,216,000, to be adjusted annually). In addition, Borrower shall maintain earthquake coverages at the same levels as in effect as of the date hereof (namely, coverages in the maximum probable loss amount (less the insurer required deductible) for the Mortgaged Property and other hotel properties insured under the blanket insurance program), with a deductible of not greater than 5% of the replacement value of the Mortgaged Property (as set forth in such insurance policy) unless a Rating Confirmation has been obtained with respect thereto.

          (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain the following policies of insurance:

               (i) Flood insurance if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area federally designated a "100 year flood plain" and (A) flood insurance is generally available at reasonable premiums and in such amount as generally required by institutional lenders for similar properties or
     (B) if not so available from a private carrier, from the federal government at commercially reasonable premiums to the extent available.

               (ii) Commercial general liability insurance, including broad form property damage, blanket contrac tual and personal injuries (including death resulting therefrom) coverages and containing minimum limits of $50,000,000 per occurrence (whether from primary or excess and/or umbrella coverage) for any policy year, including all legal liability imposed upon Borrower and all related court costs and attorneys' fees (it being agreed that Borrower shall increase its liability insurance in accordance with commercially reasonable practices to the extent that claims are asserted against the liability coverages in amounts in excess of $50,000,000 in the aggregate except to the extent Borrower or Manager reasonably determines that such claims are not likely to result in paid claims in excess of $50,000,000).

               (iii) Rental loss and/or business interruption insurance in an amount sufficient to avoid any coinsurance penalty and equal to the greater of (A) the estimated Operating Profit and necessary continuing expenses from the operation of the Mortgaged Property, for a period of up to the next succeeding twenty-four (24) months, or (B) the projected Management Expenses, plus debt service on the Loan and the Mezzanine Loan, for the maintenance and operation of the Mortgaged Property for a period of up to the next succeeding twenty-four (24) months, as the same may be reduced or increased from time to time due to changes in such Management Expenses.
     The amount of such insurance shall be increased from time to time as and when the Operating Profit (or the estimate thereof) or Management Expenses increase.

               (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions) and insurance against loss of occupancy or use arising from any insurable breakdown, in such amounts as are generally available at reasonable premiums and are generally required by institutional lenders for properties comparable to the Mortgaged Property.

               (v) Worker's compensation insurance (or be qualified as a self insurer) with respect to employees (if any) of Borrower or Manager, as and to the extent required by any Governmental Authority or Legal Requirement.

               (vi) During any period of repair or restoration costing in excess of $100,000, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Mortgaged Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may reasonably request, in form and substance reasonably acceptable to Lender.

               (vii) To the extent available at commercially reasonable rates, coverage to compensate for the cost of demolition and the increased cost of construction for the Mortgaged Property in an amount satisfactory to Lender.

               (viii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests, provided the same shall not result in a material additional cost to Borrower.

          (c) All policies of insurance (the "Policies") required pursuant to
                                              --------
Section 8.1.1 (other than earthquake and flood insurance policies and, if self-insured, workers' compensation) shall be issued by companies reasonably acceptable by Lender and licensed to do business in the state where the Mortgaged Property is located. Further, unless otherwise approved by Lender and the applicable Rating Agencies in writing (and Lender and the applicable Rating Agencies shall be deemed to have approved all of the insurers providing coverage as of the date hereof to the extent of such coverages, as well as any replacement insurers to the extent of the replaced insurer's coverages if the replacing insurer has at least the same or better rating by Best's and Standard & Poor's as the insurer being replaced):

               (x) the insurer(s) of the Policies required under Section 8.1.1(a) (other than the earthquake coverage required thereunder) shall have a claims-paying-ability of "A-/X" or better by Best's; and claims-paying-ability ratings by Standard & Poor's of not less than "AA" (or as otherwise reasonably approved by Lender and approved by the applicable Rating Agencies);

               (y) the issuer(s) of the earthquake coverage required under
     Section 8.1.1(a) shall have a claims-paying-ability rating of "A-/V" or better by Best's and Standard & Poor's "BBBq" or better and the first $25,000,000 of such coverage shall be provided by issuers with claims-paying-ability ratings by Standard & Poor's of "AA" or better (or as otherwise approved by Lender and the applicable Rating Agencies); and

               (z) the issuer(s) of the coverage required under Section 8.1.1(b)(ii) shall have a claims-paying-ability rating of "A-/VIII" or better by Best's, with the first $10 million of such coverage shall be provided by issuers with claims-paying-ability ratings by Standard & Poor's of "AA" and the remaining amount of such coverage shall be provided by issuers with claims-paying-ability ratings by Standard & Poor's of "BBBq" or better (or as otherwise reasonably approved by Lender and approved by the applicable Rating Agencies).

The Policies (original policies of which shall, at Lender's request, be made available for Lender's review in the offices of Borrower or Manager upon reasonable prior notice during normal business hours) (i) shall name Lender and its successors and/or assigns as their interest may appear as an additional insured or as a loss payee (except that in the case of workers' compensation and commercial general liability insurance, Lender shall be named an additional insured and not a loss payee); (ii) shall contain a Non-Contributory Standard Lender Clause and, except with respect to commercial general liability insurance, a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid to the extent of Lender's interest in such loss; (iii) shall include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional insureds and named insureds (other than Borrower) and all rights of subrogation against any loss payee, additional insured or named insured; (iv) shall provide that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that no reduction in amount, or cancellation or termination in coverage, of any of the Policies shall be effective until at least thirty (30) days after receipt by each named insured, additional insured and loss payee of written notice thereof; (v) shall permit Lender to pay the premiums and continue any insurance upon failure of Borrower to pay premiums when due (it being understood that Borrower's rights to coverage under such policies may not be assignable without the consent of the insurer); and (vi) shall provide that any proceeds (other than from liability insurance or workers' compensation) shall be payable jointly to Lender and Borrower (to be held, disbursed and applied in accordance with the terms hereof) and that the insurance shall not be impaired or invalidated by virtue of (A) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Borrower, Lender or any other named insured, additional insured or loss payee, except for the willful misconduct of Lender knowingly in violation of the conditions of such policy, (B) the occupation, use, operation or maintenance of the Mortgaged Property for purposes more hazardous than permitted by the terms of the Policy, (C) any foreclosure or other proceeding or notice of sale relating to the Mortgaged Property or (D) any change in the possession of the Mortgaged Property without a change in the identity of the holder of actual title to the Mortgaged Property (provided that with respect to items (C) and
                                 -------- ----
(D), any notice requirements of the applicable Policies are satisfied).

          (d) Insurance Premiums; Certificates of Insurance.
              ---------------------------------------------

               (i) Borrower shall pay the premiums for such Policies (the

     "Insurance Premiums") as the same become due and payable and shall furnish
     -------------------
     to Lender evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence
     ---------  -------
     of payment to Lender if such Insurance Premiums are to be paid by Lender pursuant to the terms of this Agreement). In the event Borrower satisfies the requirements under this Section 8.1.1 through the use of a Policy covering properties in addition to the Mortgaged Property, then Borrower shall provide evidence reasonably satisfactory to Lender (which may be in the form of a letter from the risk management department of MII, reasonably satisfactory to Lender) that the Insurance Premiums for the Mortgaged Property are separately allocated under such Policy to the Mortgaged Property. If no such allocation is available, Lender shall have the right to increase the Tax and Insurance Reserve Account in an amount sufficient to purchase a non-blanket Policy covering the Mortgaged Property covered by such Policy from insurance companies which qualify under this Agreement.

               (ii) Borrower shall deliver to Lender on or prior to the Closing Date certificates setting forth in reasonable detail the material terms (including any applicable notice requirements) of all Policies from the respective insurance companies (or their authorized agents) that issued the Policies, including that such Policies may not be canceled or reduced without thirty (30) days' prior notice to Lender. Borrower shall deliver to Lender, concurrently with each material change in any Policy, a certificate with respect to such changed Policy certified by the insurance company issuing that Policy, in substantially the same form and containing substantially the same information as the certificates required to be delivered by Borrower pursuant to the first sentence of this clause (d)(ii) and stating that all premiums then due thereon have been paid to the applicable insurers and that the same are in full force and effect (or if such certificate and report shall not be obtainable by Borrower, Borrower may deliver an Officer's Certificate to such effect in lieu thereof).

          (e) Renewal and Replacement of Policies.
              -----------------------------------

               (i) Not less than five (5) Business Days prior to the expiration, termination or cancellation of any Policy, Borrower shall renew such policy or obtain a replacement policy or policies (or a binding commitment for such replacement policy or policies), which shall be effective no later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver to Lender (A) a certificate in respect of such policy or policies containing the same information as the certificates required to be delivered by Borrower pursuant to clause (d)(ii) above, or a copy of the binding commitment for such policy or policies (B) an Officer's Certificate confirming that such policy complies with all requirements hereof.

               (ii) If Borrower does not furnish to Lender the certificates or binding commitment as required under clause (e)(i), then on two (2) Business Day's prior written notice to Borrower, Lender may procure, but shall not be obligated to procure, such replacement policy or policies and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand.

               (iii) Concurrently with the delivery of each replacement policy or a binding commitment for the same pursuant to this clause (e) and in any event not less often than once each Fiscal Year, Borrower shall deliver to Lender either an Officer's Certificate or a report from a reputable and experienced insurance broker or from the insurer, setting forth the particulars as to all insurance obtained by Borrower pursuant to this Section 8.1.1 and then in effect and stating that all Insurance Premiums then due thereon have been paid in full to the applicable insurers, that such insurance policies are in full force and effect and that, in the opinion of such insurance broker or insurer or the signer of the Officer's Certificate, such insurance otherwise complies in all material respects with the requirements of this Section 8.1.1.

          (f)  Separate Insurance.  Borrower will not take out separate
               ------------------
insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Article 8.1.1 unless such insurance complies with clause (c) above.

          (g) Securitization.  In the event of a Securitization, Borrower shall
              --------------
name any trustee, Servicer or Special Servicer designated by Lender as a loss payee or as additional insureds, with respect to any Policy for which Lender is to be so named hereunder.

           8.1.2  Casualty; Application of Proceeds.
                  ---------------------------------

          (a)  Right to Adjust.
               ---------------

               (i) If any portion of the Mortgaged Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty") in
                                                                   --------
     excess of $500,000, Borrower shall give prompt written notice thereof to Lender, generally describing the nature and extent of such Casualty. Following the occurrence of a Casualty, Borrower, regardless of whether proceeds are available, shall in a reasonably prompt manner proceed to restore, repair, replace or rebuild the affected Mortgaged Property to the extent practicable to be of at least equal value and of substantially the same character as prior to the Casualty, all in accordance with the terms hereof applicable to Alterations.

               (ii) Subject to clause (v) below, in the event of a Casualty that does not exceed $1,000,000, Borrower may settle and adjust such claim;

     provided that such adjustment is carried out in a reasonably competent and
     --------
     timely manner. In such case, Borrower is hereby authorized to collect and receipt for Lender any Proceeds.

               (iii) Subject to clause (v) below, in the event a Casualty shall exceed $1,000,000, Borrower may settle and adjust such claim only with the consent of Lender (which consent shall not be unreasonably withheld or delayed) and Lender shall have the opportunity to participate, at Borrower's cost, in any such adjustments.

               (iv) The Proceeds on account of any Casualty or Condemnation shall be delivered to Lender and held and applied in accordance with the terms hereof. So long as no Event of Default shall have and occurred and be continuing, Borrower shall have the right to receive directly casualty proceeds and condemnation awards in amounts of $1,000,000 or less, provided
                                                                        --------
     all such proceeds and awards shall be held in trust by Borrower and applied to the restoration of the Mortgaged Property in accordance with the terms of the Loan Documents.

               (v) Notwithstanding the terms of clauses (ii) and (iii) above, Lender shall have the sole authority to adjust any claim with respect to a Casualty and to collect all Proceeds if an Event of Default shall have occurred and is continuing.

          (b) Borrower's Right to Apply to Restoration.  In the event of a
              ----------------------------------------
Casualty that involves a loss of the cost of which to repair is less than 30% of the replacement cost of the Improvements or a Condemnation that affects less than 15% of the usable square footage of the Improvements, Lender shall permit the application of the Proceeds (after reimbursement of any reasonable costs and expenses incurred by Lender in connection with the collection of such Proceeds) to pay for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property (the "Restoration"), in the manner required hereby, provided
                         -----------                                   --------
and on the condition that, no Default or Event of Default shall have occurred and be then continuing (other than a Default or Event of Default caused solely by such casualty or condemnation) and, in the reasonable judgment of Lender:

               (i) the Mortgaged Property can be restored to an economically viable unit with a resulting Loan to value (as reasonably determined by Lender, taking into account the original underwriting criteria employed by Lender),

               (ii) Lender shall have received reasonably satisfactory evidence that the Restoration can be completed by the earliest to occur of:

                    (A) the 365th day following the later of (x) receipt of the Proceeds, or, with a Ratings Confirmation, such longer period as may reasonably be required, or (y) notice of Lender's election under the provisions set forth below in this Section 8.1.2(b),

                    (B) the Anticipated Repayment Date, and

                    (C) with respect to a Casualty, the expiration of the payment period on the rental loss insurance coverage in respect of such Casualty, and

               (iii) after Lender's receipt of reasonably satisfactory evidence to such effect, during the period of the Restoration, the sum of (A) income derived from the Mortgaged Property, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, payable, together with such other monies as Borrower may irrevocably make available, will equal or exceed the sum of (1) expenses in connection with the operation of the Mortgaged Property and (2) the Debt Service for the Mortgaged Property.

          (c) Lender's Right to Apply to Repayment.  If any of the conditions
              ------------------------------------
set forth in the proviso above in Section 8.2(b) is not satisfied, or if there occurs Casualty the cost of which to repair is 30% of the replacement cost of the Improvements or more or a Condemnation that affects 15% or more of the usable square footage of the Improvements, then, notwithstanding anything herein to the contrary, unless Lender shall otherwise elect, at its sole option, the Proceeds shall be applied to the prepayment of the Loan in accordance with the terms of Section 8.1.2(d) (and Borrower shall be entitled to receive a release of the Lien of the Mortgage and the other Loan Documents in accordance with the terms of Section 2.4.2 hereof if the Debt has been paid in full). Lender shall notify Borrower of such election regarding the application of Proceeds not later than the sixtieth (60th) day after it shall have received from Borrower all of the evidence Lender is entitled to receive under this Section 8.1.2(b) and such other information it may reasonably require to make such election.

          (d) Application of Prepayment.  Any application of Proceeds to
              -------------------------
the Debt pursuant to Section 8.1.2(c) shall be without any prepayment premium or penalty or Yield Maintenance Payment except that if an Event of Default has occurred and is continuing (other than an Event of Default caused solely by the Casualty or Condemnation in question), then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Payments, if any, that would be required in respect of the principal being prepaid, assuming Section 2.3.4 hereof were applicable. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note and shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments.

          (e) Manner of Restoration and Reimbursement. If Borrower is entitled
              ---------------------------------------
pursuant to Section 8.1.2(b) to the Proceeds and the conditions specified therein shall have been satisfied, such Proceeds shall be disbursed from time to time (but no more often than once monthly) upon Lender being furnished with (i) such customary architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and reasonably approve, and
(ii) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work (such approval not to be unreasonably withheld or delayed). In addition, no payment made prior to the Final Completion of the Restoration shall exceed ninety-five percent (95%) of the value of the work performed from time to time; and at all times, the undisbursed balance of such Proceeds remaining in the hands of Lender, together with funds deposited with Lender for the Restoration, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all Liens. As a condition to any disbursement, Lender shall have received evidence reasonably satisfactory to it of the estimated cost of completion of the Restoration (such estimate to be made by Borrower's independent architect or contractor and approved by Lender in its reasonable discretion), and Borrower shall have deposited with Lender Eligible Collateral in an amount equal to the excess (if any) of such estimated cost of completion over the net Proceeds. Any surplus which may remain out of Proceeds received pursuant to a Casualty shall promptly be paid to Borrower after payment of such costs of Restoration. Any surplus which may remain out of Proceeds received pursuant to a Condemnation after payment of such costs of Restoration shall be paid to Borrower, provided the conditions specified in
Section 8.1.2(b)(i) have in fact been satisfied (regardless of the extent of the Condemnation) and otherwise shall be escrowed with and pledged to Lender as security for the Debt.

          8.1.3  Condemnation. (a)  Borrower shall promptly give Lender written
                 ------------
notice of the actual or threatened commencement of any condemnation or eminent domain proceed ing affecting the Mortgaged Property (a "Condemnation") and
                                                         ------------
shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, unless Borrower shall have repaid the Loan and all accrued interest thereon in full, Borrower, regardless of whether Proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with the terms hereof applicable to Alterations.

          (b) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Proceeds in respect of a Condemnation and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section. Provided no Event of Default has occurred and is continuing, (x) in the event of a Condemnation where the loss does not exceed $1,000,000, Borrower may settle and compromise such Proceeds, provided that the same is
                                                  --------
effected in a reasonably competent and timely manner, and (y) in the event of a Condemnation where the loss equals or exceeds $1,000,000, Borrower may settle and compromise the Proceeds only with the consent of Lender (which consent shall not be unreasonably withheld or delayed) and Lender shall have the opportunity to participate, at Borrower's cost, in any litigation and settlement discussions in respect thereof. If Lender shall so elect to participate in such litigation and settlement discussion, Lender shall cooperate fully with Borrower and participate in a timely manner, and Lender shall not unreasonably withhold or delay its consent to any settlement proposal acceptable to Borrower. Notwithstanding any Condemnation by any public or quasi-public authority (including any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, this Agreement and the other Loan Documents, and the Debt shall not be reduced unless and until any Proceeds shall have been actually received and applied by Lender to its reasonable costs and expenses in collecting such Proceeds and to discharge of the Debt. Lender shall not be limited to the interest paid on the Proceeds by the condemning authority but shall be entitled to receive out of the Proceeds interest on the Note at the rate or rates provided therein and herein. Borrower shall cause any Proceeds that are payable to Borrower to be paid directly to Lender to be held and applied in accordance with the terms hereof, provided no Event of Default shall
                                             --------
have occurred and be continuing, Borrower shall have the right to receive directly Proceeds in amounts of $1,000,000 or less, provided all such proceeds
                                                    --------
and awards shall be held in trust by Borrower and applied to the restoration of the Mortgaged Property in accordance with the terms of the Loan Documents.

                           IX.  ACCOUNTS AND RESERVES
                                ---------------------

          Section 9.1  Establishment and Maintenance of Reserve Accounts.
                       -------------------------------------------------
Borrower shall establish or cause the establishment of the accounts provided for in the Cash Management Procedures, in accordance with and subject to the terms and conditions set forth therein. Except as otherwise provided in the Cash Management Procedures, (a) for each Reserve Account, Borrower shall establish with one or more depository institutions selected by Lender, a separate account (each, a "Reserve Account"), and (b) each Reserve Account shall be in the name
          ---------------
of and under the sole dominion and control of Lender or its Agent, subject to Lender's obligations hereunder, including without limitation, to advance funds therefrom in accordance with the Loan Documents and the Cash Management Procedures, and Borrower shall not have the authority or power to make withdrawals from any Reserve Account.

           Section 9.2  Maintenance Reserve Accounts.
                        ----------------------------

          9.2.1 Establishment.  Concurrently herewith, Borrower is establishing
                -------------
with a depository institution designated by Lender a Chiller Work Reserve in the amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) for the payment of the work related to the installation of a backup chilled water system for the Hotel. Pursuant to and in accordance with the Cash Management Procedures, an additional amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) is to be deposited into the Chiller Work Reserve. All amounts in the Chiller Work Reserve shall be invested in Permitted Investments.

          9.2.2  Disbursements from the Chiller Work Reserve.  Borrower shall
                 -------------------------------------------
have the right to obtain disbursements at any time and from time to time, with respect to the Chiller Work Reserve, for expenses incurred by Borrower in performing the Chiller Work in accordance with the terms hereof, in each case on the following terms and conditions:

          (a) disbursements shall be made only to pay or to reimburse Borrower (or Manager on Borrower's behalf) in respect of the actual costs (including "soft" costs) of the performing the Chiller Work;

          (b) each request for disbursement from the Chiller Work Reserve shall specify the work for which the disbursement is requested and shall include an Officer's Certificate certifying that such funds will be applied to pay or reimburse for materials or work done in accordance herewith and copies of invoices for all items or materials purchased and all contracted labor or services provided.

Upon the substantial completion of the Chiller Work to the reasonable satisfaction of Lender, Lender shall disburse from the Chiller Work Reserve any amounts remaining therein.

           9.2.3  Reserved.
                  --------

           9.2.4  Reserved.
                  --------

           9.2.5  Obligations Unaffected.  The insufficiency of any balance in
                  ----------------------
the Chiller Work Reserve shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

           Section 9.3  Reserved.
                        ---------

           Section 9.4  Reserved
                        --------

           Section 9.5  Reserved
                        --------

           Section 9.6  Grant of Security Interest; Rights upon Default. (a)
                        -----------------------------------------------
Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of this Agreement and any other Loan Document on Borrower's part to be paid and performed, all of Borrower's right, title and interest in and to each Reserve Account, together with the deposits therein, including all interest earned thereon and Permitted Investments held therein. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Account, or permit any Lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

          (b) Subject to any applicable provisions of the Consent of Manager, upon the occurrence of an Event of Default, Lender may apply amounts in any Reserve Account for any of the following purposes relating to the Loan or Borrower's obligations hereunder or under any other Loan

Document, and in any order, as Lender shall elect in its sole discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) completion of all work required to be performed hereunder; (vi) the cost of any repair or replacement to the Mortgaged Property; (vii) payment of any amount expended in exercising rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents; or (viii) any other portion of the Debt, including the Yield Maintenance Payments applicable to any full or partial prepayment; provided Yield Maintenance Payments will not be applied to repayment of the Debt prior to payment in full of all principal and accrued interest.

          Section 9.7  Lender Not Responsible.  Nothing in this Article IX or
                       ----------------------
elsewhere in the Loan Documents shall make Lender responsible for making or completing any work in respect of the Mortgaged Property, or obligate Lender to demand from Borrower additional sums to make or complete any work.

           Section 9.8  Inspections; Undertaking of Work.
                        --------------------------------

  Borrower shall permit Lender and Lender's agents and representatives (including Servicer, Special Servicer, Lender's engineer, architect or inspector) to enter onto the Mortgaged Property during normal business hours after reasonable prior written notice (subject to the rights of Tenants under the Leases) to inspect the progress of the Chiller Work, the work described on
Schedule 2 hereof and any Material Alterations, and all materials being used in connection therewith, to examine all plans and shop drawings relating thereto and, during the continuance of an Event of Default, to undertake and complete any work required to be undertaken in accordance with the terms hereof.
Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 9.8 or the undertaking or completion of work pursuant to this Section 9.8.

          Upon Lender's written request, Borrower shall collaterally assign to Lender, as additional security for the Loan, all rights and claims Borrower may have against all Persons supplying labor or materials in connection with any Alterations; provided, however, Lender may not pursue
             --------  -------
any such right or claim unless an Event of Default has occurred and remains uncured.

                                  X.  DEFAULTS
                                      --------

           Section 10.1  Event of Default.
                         ----------------

          (a) Each of the following events shall constitute an event of default hereunder (each, an "Event of Default");
                     ----------------

               (i) if any portion of the Debt is not paid when due;

               (ii) if any of the Taxes or Other Charges are not paid within ten
     (10) Business Days after the same are due, subject to Borrower's right to contest Taxes in accordance with Section 5.1(b)(ii) hereof;

               (iii) if the Policies are not kept in full force and effect, or if the certificates therefor are not delivered to Lender upon request and such nondelivery is not cured within ten (10) days after written notice thereof from Lender;

               (iv) (A) if Borrower voluntarily transfers or encumbers all or any portion of the Mortgaged Property; or (B) if any direct or indirect interest in Borrower is voluntarily transferred or assigned, other than, in each case, for Permitted Encumbrances or as is permitted hereunder;

               (v) if any representation or warranty made by Borrower herein or in any other Loan Document shall be false in any manner which would have a Material Adverse Effect as of the date the representation or warranty was made and such Default is not cured within thirty (30) days after written notice thereof from Lender (if such default is susceptible to cure); provided, however, that if such Default is susceptible of cure but cannot
     --------  -------
     reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, but the aggregate cure period under this subsection (v) shall not exceed one hundred and twenty (120) days;

               (vi) if Borrower shall make an assignment for the benefit of creditors, or if Borrower shall generally not be paying its debts as they become due;

               (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or if Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; provided, however, if such appointment, adjudication, petition
                 --------  -------
     or proceeding was involuntary and not consented to by Borrower, upon the same not being discharged, stayed or dismissed within 90 days;

               (viii)  Reserved;

               (ix) if Borrower takes any action that breaches in any material and adverse respect any of its negative covenants contained in Section 6.1 or if Borrower breaches in any material and adverse respect any covenant contained in SCHEDULE 4B hereof and, if the same is susceptible of cure, the same is not cured within thirty (30) days after written notice thereof from Lender; provided, that no such cure of a breach of any covenant contained in SCHEDULE 4B hereof shall be effective unless Borrower causes to be delivered to an opinion as to non-consolidation in form and substance and from counsel satisfactory to Lender, which opinion takes into account such breach;

               (x) if an Event of Default as defined or described in any of the other Loan Documents occurs;

               (xi) if Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document not otherwise specified in this Section 10.1(a) for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided,
                                                                --------
     however, that if such non-monetary Default is susceptible of cure but
     -------
     cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, but the aggregate cure period under this subsection (xi) shall not exceed one hundred and twenty (120) days;

               (xii) unless (a) Borrower, after obtaining any consents or waivers from the ground lessor under the Ground Lease, causes the Mortgaged Property then owned by Borrower to come under management by another Acceptable Manager: (A) the Manager shall commence any action or proceeding (y) under any federal or state bankruptcy, insolvency, rehabilitation or liquidation law now or hereafter in effect, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (z) seeking appointment of a trustee, receiver or custodian under any such law for it or for all or substantially all of its assets, or the Manager shall make a general assignment for the benefit or its creditors; or (B) there shall be commenced against the Manager any action or proceeding of a nature referred to in clause (A) above which (y) results in the entry of any order for relief or any such adjudication or appointment and (z) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Manager any action or proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed satisfied or bonded pending appeal within 60 days from the entry thereof; or (D) the Manager shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

               (xiii) If Borrower shall default, beyond any applicable notice and grace period permitted to

     Borrower under the Ground Lease, in the payment of any rent, additional rent or other charge made payable by the Ground Lease or in the performance of any other obligation to be performed by Borrower thereunder; or if the leasehold estate created by the Ground Lease shall be surrendered or terminated or cancelled for any reason or under any circumstances whatsoever.

          (b) Upon the occurrence of an Event of Default and at any time thereafter, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement or any other Loan Document, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any of the Mortgaged Property, including declaring the Debt to be immediately due and payable (provided, however, with respect to an Event of Default described in
         --------  -------
clauses (vi) or (vii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding), and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and all or any portion of the Mortgaged Property, including all rights or remedies available at law or in equity.

          Section 10.2  Remedies.  Upon the occurrence of an Event of Default,
                        --------
all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any portion of the Mortgaged Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Mortgaged Property and the Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

          Section 10.3  Remedies Cumulative.  The rights, powers and remedies of
                        -------------------
Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default with respect to Borrower or to impair any remedy, right or power consequent thereon.

          Section 10.4  Cure Rights of Agent.  For so long as the Mezzanine Loan
                        --------------------
remains outstanding, Mezzanine Lender shall have certain rights to cure defaults under the Loan Documents, as set forth in the Mortgage Loan Cure Rights Agreement, dated as of the date hereof, by and between Lender and GSMC, as Agent for the Mezzanine Lender. Borrower hereby acknowledges and consents to such cure rights on the part of Mezzanine Lender.


                           XI.  INTENTIONALLY OMITTED
                                ---------------------


                                XII.  MANAGEMENT
                                      ----------

          Section 12.1  Termination of Manager.  Borrower represents, warrants
                        ----------------------
and covenants that the Mortgaged Property shall at all times, without any interruption whatsoever, be managed by an Acceptable Manager pursuant to a Management Agreement in form and substance satisfactory to Lender in its reasonable discretion (and collaterally assigned to Lender pursuant to collateral assignment acceptable to Lender). Without limiting the foregoing, unless otherwise waived by Lender, any replacement Management Agreement shall terminate within thirty (30) days after the occurrence of a Management Termination Event. Borrower and Lender agree that the Management Agreement shall be terminable by Lender upon and during the continuance of an Event of Default and an acceleration of the debt (provided the foregoing shall not affect the
                                 --------
agreement of Lender in favor of the Manager in the Consent of Manager).


                              XIII.  MISCELLANEOUS
                                     -------------

          Section 13.1  Survival.  This Agreement and all covenants, agreements,
                        --------
representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt of Borrower is outstanding and unpaid. Whenever in this Agreement any Person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such Person (provided that the foregoing shall not be deemed to permit any transfer of any ownership interest that is otherwise prohibited hereunder). All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

          Section 13.2  Permitted Investments; Eligible Accounts; Eligible
                        ------------------------------- ------------------
Institutions.  Lender shall invest any amounts to be held by Lender in
------------
accordance with the terms of this Agreement or any other Loan Document, pending the application of such amounts to the purposes herein or therein provided, in one of the Permitted Investments as directed by Borrower from time to time (provided no Event of Default has occurred and is continuing) or Lender from time to time (if any Event of Default has occurred and is continuing). Lender shall not be responsible for its inability to invest funds received after 1:30 p.m. New York City time, but shall invest such sums on the following Business Day. After application to the purposes for which any amounts invested pursuant to this Section 13.2 are held and so long as no Event of Default has occurred and is continuing hereunder, any investment income earned from such investments shall be paid to Borrower. Except as may otherwise be expressly provided in the Cash Management Procedures, Reserve Accounts maintained hereunder, shall, at Lender's election, be (1) an account or account maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution (as defined below), (2) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (3) an account naming another insured depository institution reasonably acceptable to Lender, so long as, prior to the establishment of an account naming such other depository institution, each of the Rating Agencies shall have delivered a Rating Confirmation with respect thereto (such accounts, "Eligible Accounts"). "Eligible Institutions" are
                         -----------------     ---------------------
institutions whose (1) commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-l+" by the applicable Rating Agencies, if the deposits are to be held in the account for up to 30 days, or (2) long-term unsecured debt obligations are rated at least "AA", if the deposits are to be held in the account for more than 30 days. Following a rating downgrade, withdrawal, qualification or suspension of such institution's rating, each account must promptly (and in any case within not more than 30 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted. No Eligible Account shall be evidenced by a certificate of deposit, passbook or other instrument. Each Eligible Account (A) shall be a separate and identifiable account from all other funds held by the holding institution, (B) shall be established and maintained in the name of the Lender (and subsequent to any Securitization, shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the holders of the Certificates), (C) shall be under the sole dominion and control of Lender, and should contain only funds held for its benefit. The out-of-pocket costs reasonably incurred in establishing and maintaining any account or reserve held by Lender pursuant to this Agreement or any other Loan Document shall be borne by Borrower and, at Lender's election, such costs may be taken by Lender from amounts then on deposit in any account or reserve. Lender shall notify Borrower promptly after any such deduction. PNC Bank, N.A., so long as it maintains a long-term unsecured debt rating of "A" or higher (or the equivalent) by each Rating Agency, shall be deemed an Eligible Institution for purposes of maintaining all accounts hereunder and any such accounts so maintained shall be Eligible Accounts.

          Section 13.3  Governing Law; Consent to Jurisdiction. (a) THIS
                        ------------------------- ------------
AGREEMENT WAS NEGOTIATED AND MADE IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS AGREEMENT AND THE NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO (S) 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND LENDER EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR

PROCEEDING, AND BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, WITH AN ADDRESS AT 80 STATE STREET, ALBANY, NEW YORK 12207-2543, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO MAINTAIN THE ABOVE-REFERENCED OFFICE (OR ANY SUCCESSOR OFFICE SO DESIGNATED) OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          Section 13.4  Modification, Waiver in Writing.  No modification,
                        -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circum stances.

          Section 13.5  Delay Not a Waiver.  Neither any failure nor any delay
                        ------------------
on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 13.6  Notices.  All notices, consents, approvals and requests
                        -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by facsimile (with telephonic confirmation), addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

          If to Lender:

               GMAC Commercial Mortgage Corporation
               650 Dresher Road
               P.O. Box 1015
               Horsham, Pennsylvania 19044
               Attention: Executive Vice President,
                          Loan Servicing
               Facsimile: (215) 328-3478

          with copies to:

               GMAC Commercial Mortgage Corporation
               650 Dresher Road
               P.O. Box 1015
               Horsham, Pennsylvania 19044
               Attention: Chief Financial Officer
               Facsimile: (215) 328-1530

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Attention: Diane Citron, Esq.
               Facsimile: (312) 701-7711

               Goldman Sachs Mortgage Company
               85 Broad Street

               New York, New York 10004
               Attention: P. Sheridan Schechner
               Facsimilie: (212) 357-5505

               Sullivan & Cromwell
               125 Broad Street
               New York, New York 10004
               Attention: Arthur S. Adler, Esq.
               Facsimile: (212) 558-3588

          If to Borrower:

               DS Hotel LLC
               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 923
               Bethesda, Maryland  20817-1109
               Attention: Assistant General Counsel,
                          Asset Management
               Facsimile:  (301) 380-6332

          with a copy to:

               DS Hotel LLC
               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 908
               Bethesda, Maryland  20817-1109
               Attention: Director, Asset Management
                          Department
               Facsimile:  (301) 380-8260

notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of facsimile, upon receipt with telephonic confirmation thereof.

          Section 13.7  Trial by Jury.  LENDER AND BORROWER HEREBY AGREE NOT TO
                        -------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LENDER AND BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD

OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

          Section 13.8  Headings.  The Article and/or Section headings and the
                        --------
Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 13.9  Severability.  Wherever possible, each provision of this
                        ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 13.10  Preferences.  Except as explicitly provided in the Cash
                         -----------
Management Procedures or herein, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          Section 13.11  Waiver of Notice.  Borrower shall not be entitled to
                         ----------------
any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

          Section 13.12  Remedies of Borrower.  In the event that a claim or
                         --------------------
adjudication is made that Lender or its
agents, including Servicer or Special Servicer, have acted unreasonably or unreasonably delayed (or refrained from), acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including Servicer and Special Servicer, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment, except in any instance in which it has been finally determined that such action, delay, or inaction by Lender or its agents has constituted gross negligence, fraud, willful misconduct or an illegal act. The parties hereto agree that any action or proceeding to determine whether Lender or its agents have acted reasonably shall be determined by an action seeking declaratory judgment.

          Section 13.13  Expenses; Indemnity.  Borrower covenants and agrees to
                         -------------------
reimburse Lender promptly following receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by or on behalf of Lender (together with reasonable and customary detail therefor) in connection with (i) filing and recording fees and expenses, title insurance premiums and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (ii) enforcing or preserving any rights in response to third party claims against, under or affecting Borrower, this Agreement, the other Loan Documents or any security given for the Loan;(iii) enforcing any obligations of or collecting any payments past due from Borrower under this Agreement, the other Loan Documents or with respect to the Mortgaged Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; and (iv) any reasonable costs and expenses incurred in connection with seeking or obtaining a Rating Confirmation required by this Agreement or the other Loan Documents; provided, Borrower shall
                                                        --------
not be liable for the payment of any such costs and expenses to the extent the same are not reasonably incurred or arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten (10) Business Days after demand may be paid from any amounts in the Cash Collateral Account, with notice thereof to Borrower.

          Section 13.14  Exhibits and Schedules Incorporated. The Exhibits and
                         -----------------------------------
Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 13.15  Offsets, Counterclaims and Defenses.  Any assignee of
                         -----------------------------------
Lender's interest in and to this Agreement, the Notes and the other Loan Documents shall take the same free and clear of all offsets, counterclaims, or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          Section 13.16  No Joint Venture or Partnership. Borrower and Lender
                         -------------------------------
intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

          Section 13.17  Lender's Statement.  After written request by Borrower,
                         ------------------
Lender shall, within twenty (20) days, furnish Borrower with a statement, duly acknowledged and certified, setting forth (A) the unpaid principal amount of the Note, (B) the applicable Interest Rate, (C) the date installments of interest and/or principal were last paid, (D) that the Note, this Agreement, the Mortgage and the other Loan Documents are in full force and effect and have not been modified or if modified, are in full force and effect as so modified and giving particulars of such modifi cation, and (E) such other matters as Borrower may reasonably request. Any prospective permitted purchaser or assignee of any interest in Borrower or the Mortgaged Property (as well as any lender to any such owner) shall be permitted to rely on such certificate.

          Section 13.18 Waiver of Marshalling of Assets.  To the fullest extent
                        -------------------------------
Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, Borrower's partners, if any, and others with interests in Borrower, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Mortgaged Property for the collection of the related Debt without any prior or different resort for collection, of the right of Lender or any deed of trust trustee to the payment of the related Debt out of the net proceeds of the Mortgaged Property in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgage, any equitable right otherwise available to Borrower which would require the separate sale of portions of the Mortgaged Property.

          Section 13.19  Waiver of Counterclaim.  Borrower hereby waives the
                         ----------------------
right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer or Special Servicer.

          Section 13.20  Conflict; Construction of Documents.  In the event of
                         -----------------------------------
any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

          Section 13.21 Brokers and Financial Advisors. Borrower and Lender each
                        ------------------------------
hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Each of Borrower and Lender hereby agrees to indemnify the other and holds the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender, as the case may be, in connection with the transactions contemplated herein. The provisions of this Section 13.21 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

          Section 13.22 No Third Party Beneficiaries. Except as specifically set
                        ----------------------------
forth herein, this Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower, and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so. Borrower and Lender hereby expressly acknowledge and agree that Mezzanine Lender is a third party beneficiary of those provisions of the Cash Management Procedures that provide for the payment of debt service on the Mezzanine Loan and the funding of the debt service reserve account relating to the Mezzanine Loan from certain accounts. Borrower and Lender hereby expressly acknowledge and agree that Junior Lender is a third party beneficiary of those provisions of the Cash Management Procedures that provide for the payment of debt service on the Junior Loan.

          Section 13.23 Prior Agreements.  This Agreement and the other Loan
                        ----------------
Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

          Section 13.24 Exculpation.  Subject to the qualifications below,
                        -----------
Lender shall not seek to enforce or enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower (or any member, shareholder, partner or other owner of Borrower, or any separate account contract holder, beneficial owner, advisor, consultant, manager, fiduciary, director, officer or employee of any of the foregoing), except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgage and the other Loan Documents, or in the Mortgaged Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgaged Property, the Rents and any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgage and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Mortgage or the other Loan Documents. The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents;
(b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under any of the Mortgage; (c) affect the validity or enforceability of or any guaranty or indemnity of Borrower made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the assignment of leases set forth in the Mortgage; or (f) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with (but only to the extent of) the following:

            (i) waste with respect to the Mortgaged Property;

           (ii) fraud, misrepresentation or misapplication of funds by Borrower in connection with the Loan;

          (iii) any liability under the Environmental
Indemnity;

          (iv) the removal or disposal by Borrower of any portion of the Mortgaged Property in violation of the Loan Documents after an Event of Default;

          (v) the application by Borrower of any Proceeds other than in accordance with the terms of this Agreement, or the application of any Rents or other revenues from the Mortgaged Property, following an Event of Default, except to the Management Expenses of the Mortgaged Property or to repay the Debt or other amounts due hereunder or under the other Loan Documents or as otherwise permitted by the terms of the Loan Documents; and

          (vi) any security deposits or advance booking deposits collected with respect to the Mortgaged Property which are not delivered to Lender upon a foreclosure of the Mortgaged Property or sale or deed in lieu thereof.

Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b) or 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents.

          Section 13.25 Loan Assignability by Lender.  The Loan, and all of
                        ----------------------------
Lender's rights, remedies and privileges hereunder and the other Loan Documents, shall be assignable by Lender at any time and from time to time. Lender shall provide Borrower with written notice of any such assignment in accordance with
Section 13.6 hereof; provided, however, that failure to provide such notice shall in no way impair the rights, remedies and privileges of Lender or its assignee hereunder and under the other Loan Documents.

          Section 13.26 Disclosure.  Notwithstanding anything in the Management
                        ----------
Agreement, Borrower, the Lender, the Servicer and the Special Servicer may disclose information regarding such agreement and the operation of the Hotel, and provide copies of such agreement and any financial statements or reports delivered by the Manager pursuant to such agreement, to holders of the Loan or the Certificates, and any counsel to or agents, officers, employees and representatives of any such holder, and may disclose and describe the terms hereof and thereof in any offering memorandum, prospectus, or registration statement or other filing required under applicable law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                         DS HOTEL LLC

                         By:  /s/ Patricia K. Brady
                            ------------------------------
                              Name: Patricia K. Brady
                              Title: Vice President


                         GMAC COMMERCIAL MORTGAGE CORPORATION


                         By: /s/ James C. Poff
                            ------------------------------
                             Name: James C. Poff
                             Title: Vice President

                                   Schedule 1
                                   ----------


                             Intentionally Omitted

                                   Schedule 2
                                   ----------

                        DEFERRED MAINTENANCE CONDITIONS
                        -------------------------------

                          Deferred Maintenance Items
                All items to be completed by December 31, 1998

CORRECTION ESTIMATE STATUS REPORT      Page 1                                                      Date: October 11, 1996
==================================================================================================================================
Marriott's Desert Springs Resort and Spa                                                           Revision Date: November 5, 1997
74855 Country Club Drive, Palm Desert, CA 92260
                                                                                                   COST TO CORRECT

DEFICIENCY DESCRIPTION                                                                                (Lump Sum)

SITE                                                                                               Immediate           Photo
----                                                                                               ----------------------------
HOTEL GROUNDS:

     Replace concrete sidewalk section at Mikado boat dock adjacent to fountain                     $1,350                   50
-------------------------------------------------------------------------------------------------------------------------------
 **  Repair or replace cracked concrete cracking at the Springs Pool area                           $    0
-------------------------------------------------------------------------------------------------------------------------------
  *  Repair bent and replace missing rods and anodized aluminum fencing at oasis pool area          $    0
-------------------------------------------------------------------------------------------------------------------------------
  *  Provide additional sand and soil at sidewalk transition behind spring pool snack building      $    0
-------------------------------------------------------------------------------------------------------------------------------
              (8" minimum step)
-------------------------------------------------------------------------------------------------------------------------------
  *  Clean out soil and debris from dry well trench drains at parking areas                         $    0
-------------------------------------------------------------------------------------------------------------------------------
     Repair bent center rail post at exterior ballroom pre-function steps                           $  750                   49
-------------------------------------------------------------------------------------------------------------------------------
  *  Drive in exposed nail heads at Mikado's wooden bridge                                          $    0
-------------------------------------------------------------------------------------------------------------------------------
     Repair and replace sidewalk lights bollards                                                    $1,400                   55
-------------------------------------------------------------------------------------------------------------------------------
  *  Repair or repaint cracked and loose slate tile at the Mikado stairway                          $    0
-------------------------------------------------------------------------------------------------------------------------------
  *  Replace cracked and partial wheel stops at northwest parking lot                               $    0
-------------------------------------------------------------------------------------------------------------------------------
                                                      Subtotal - Hotel Grounds                      $3,500
                                                                                                    ===========================

PARKING GARAGE:

  *  Remove existing expansion joint material, install new caulking, and secure aluminum covers     $    0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Subtotal - Parking Garage                     $    0
                                                                                                    ===========================

GOLF COURSE:

  *  Replace dead trees and shrubs at selected areas                                                $    0
-------------------------------------------------------------------------------------------------------------------------------
  *  Clean out dry well area adjacent to head walls                                                 $    0
-------------------------------------------------------------------------------------------------------------------------------
                                                      Subtotal - Golf Course                        $    0
                                                                                                    ===========================

ROOFING
-------
HOTEL:

 **  Repair or replace damaged roof membrane at all hotel, spa, and outbuilding areas               $    0              57 & 58
-------------------------------------------------------------------------------------------------------------------------------
 **  Install and replace damaged vent caps and roof drains                                          $    0
-------------------------------------------------------------------------------------------------------------------------------
                                                      Subtotal - Hotel Roofing                      $    0
                                                                                                    ===========================
SPA:

***  Remove and replace roofing system at spa building (except weight room addition)                $    0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Subtotal - Spa Roofing                        $    0
                                                                                                    ===========================
                                                      SUBTOTAL - Page 1                             $3,500
                                                                                                    ======

*    Work Completed
**   Work in Progress
***  Work Scheduled for Years 1 through 10 - Reference Replacement Reserve
     Analysis

CORRECTION ESTIMATE STATUS REPORT                Page 2   Date: October 11, 1996
================================================================================
Marriott's Desert Springs Resort and Spa         Revision Date: November 5, 1997

74855 Country Club Drive, Palm Desert, CA 92260            COST TO CORRECT

DEFICIENCY DESCRIPTION                                         (Lump Sum)
EXTERIOR                                                     Immediate   Photo
----------------------                                     ----------- ---------
HOTEL:

  * Repair and repaint scratched exterior anodized
    aluminum doors and frames at Building B                           $0
--------------------------------------------------------------------------------
  * Replace cracked and chipped marble veneer at porte
    cochere entry                                                     $0
--------------------------------------------------------------------------------
    Replace cracked ceramic tile at exterior guest
    corridor for Buildings D and G                                $1,750   53
--------------------------------------------------------------------------------
 ** Repair minor damaged stucco finishes at selected
    areas                                                  Warranty Work
--------------------------------------------------------------------------------
  * Pressure wash stains from planter boxes at selected
    areas                                                             $0
--------------------------------------------------------------------------------
                              Subtotal - Hotel Exterior           $1,750
                                                           =====================
SPA:

 ** Repair cracked and chipped stucco finish at selected
    areas                                                  Warranty Work
--------------------------------------------------------------------------------
  * Replace hollow metal doors and frames at mechanical
    area                                                              $0
--------------------------------------------------------------------------------
  * Replace insulated glazed window at men's breathing
    room                                                              $0
--------------------------------------------------------------------------------
    Clean, prep, and paint mechanical doors and frames            $1,200   56
--------------------------------------------------------------------------------
                                Subtotal - Spa Exterior           $1,200
                                                           =====================
OUT BUILDINGS:

 ** Repair stucco finish at spring pool snack building     Warranty Work
--------------------------------------------------------------------------------
  * Clean, prep, and paint metal doors and frames at
    spring pool                                                       $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Subtotal - Out Buildings Exterior               $0
                                                           =====================
INTERIOR
----------------------

  * Replace softgoods and casegoods at lobby                          $0
--------------------------------------------------------------------------------
  * Repair walls, floor and ceiling finishes at Main
    and Banquet Kitchens                                              $0
--------------------------------------------------------------------------------
  * Replace meeting room carpet                                       $0
--------------------------------------------------------------------------------
                                    Subtotal - Interior               $0
                                                           =====================
PLUMBING
----------------------

  * Repair or replace hot water insulation                            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Subtotal - Plumbing               $0
                                                           =====================
ELECTRICAL
----------------------

  * Provide miscellaneous "J" box covers at mechanical
    areas                                                             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Subtotal - Electrical               $0
                                                           =====================
  * Work Completed
 ** Work in Progress                  SUBTOTAL - Page 2           $2,950
                                                           =============


CORRECTION ESTIMATE STATUS REPORT          Page 3                                                  Date: October 11, 1996
==========================================================================================================================
Marriott's Desert Spring Resort and Spa                                                    Revision Date: November 5, 1997
74855 Country Club Drive, Palm Desert, CA 92260
                                                                                                  COST TO CORRECT
DEFICIENCY DESCRIPTION
                                                                                                  (Lump Sum)
                                                                                               Immediate       Photo
                                                                                            ------------------------------
MECHANICAL
------------------
      Clean calcium and mineral build-up and service cooling tower                               $4,500          52
--------------------------------------------------------------------------------------------------------------------------
*     Remove plastic elbow insulation cover and replace with aluminum
             and new insulation at rooftop piping                                                    $0
--------------------------------------------------------------------------------------------------------------------------
      Replace laundry steam hot water boiler (in 1998 CapEx Budget)                             $75,000          51
--------------------------------------------------------------------------------------------------------------------------
*     Replace laundry expansion tank insulation and related piping                                   $0
--------------------------------------------------------------------------------------------------------------------------
*     Replace hot and chilled water piping insulation at selected areas                              $0
--------------------------------------------------------------------------------------------------------------------------
*     Replace filter and clean and service rooftop evaporative and package units                     $0
--------------------------------------------------------------------------------------------------------------------------
*     Provide an in-depth engineering report to study hydraulic piping deficiencies
              and options for a back-up/redundant chilled water system                               $0
--------------------------------------------------------------------------------------------------------------------------
                                                       Subtotal - Mechanical                    $79,500
                                                                                            ==============================
FIRE & LIFE SAFETY
------------------
 *    Install new lamps at "Exit" signs for Buildings C-1 and C-2                                    $0
--------------------------------------------------------------------------------------------------------------------------
                                                       Subtotal - Fire & Life Safety                 $0
                                                                                            ==============================

ADA "READILY ACHIEVABLE"
-----------------------
**   Provide ADA compliant signage at public areas (cost amount to complete)                    $10,000
--------------------------------------------------------------------------------------------------------------------------
**   Provide resort accessibility plan for handicap guests                                           $0
--------------------------------------------------------------------------------------------------------------------------
     Provide six handicap signs for Exhibit Hall and Tennis Club parking spaces                    $900          54
--------------------------------------------------------------------------------------------------------------------------
                                                  Subtotal - ADA "Readily Achievable"           $10,900
                                                                                            -----------
                                                                    SUBTOTAL - PAGE 3           $90,400
                                                                                            ===========
                                                                    TOTAL - PAGES 1-3           $96,850
                                                                                            ===========

                   ENVIRONMENTAL DEFERRED MAINTENANCE ITEMS

The following items are to be completed by December 31, 1998 in a manner consistent with the letter dated April 26, 1996 from Petro-Analytical, Inc. to Scott Carlson of Marriott Desert Springs Resort.

1)  Upgrading or removal of four USTs on golf course.

2)  Upgrading of Main Generator UST.

                                 CHILLER WORK
                     TO BE COMPLETED BY DECEMBER 31, 1999

Mechanical - Potential Option Based on P2S Engineering Report:
      Provide redundant chilled water system
      (one 1,000 ton chiller and cooling tower)     2,000,000

                                  Schedule 4A
                                  -----------

                   REPRESENTATIONS AND WARRANTIES OF BORROWER
                   ------------------------------------------

          Except as may be set forth on Schedule 4C:

          1.   Authority; Binding on Borrower; Enforceability. Borrower is a
               ----------------------------------------------
limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. Borrower has taken all company action required to make the provisions of the Loan Documents the valid and enforceable obligations they purport to be. Borrower is duly qualified and in good standing as a foreign limited liability company in California and all other jurisdictions where it is required to so be qualified, except for failures to be so qualified that do not in the aggregate have any Material Adverse Effect. Borrower has the full right, authority and power to own the Mortgaged Property and to conduct its business. Each of the Loan Documents has been duly authorized, executed and delivered by Borrower and constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          2.   Conflict with Existing Laws or Contracts; Consents.  The
               ----------------------------------------- --------
execution and delivery of the Loan Documents and all related documents and the performance of its obligations hereunder and thereunder by Borrower do not conflict with any provision of any applicable law or regulation to which Borrower is subject, or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Borrower is a party or by which Borrower is bound or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of its assets or property. Borrower has obtained all consents, approvals, authorizations or orders of any court, governmental agency or body and of all third parties, if any, required for the execution, delivery and making by Borrower of the Loan Documents and the consummation of the transactions contemplated thereby.

          3.   Bankruptcy or Debt of Borrower; Financial Condition.  Borrower
               ---------------------------------------------------
has not filed and is not contemplating the filing of any petition seeking or acquiescing in any

                                     4A-1
reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Borrower. No general assignment of Borrower's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Borrower or any of its property. Borrower is not insolvent and the consummation of the transactions contemplated by the Loan Documents shall not render Borrower insolvent.

          4.   Litigation; Condemnation.  There are no actions, suits or
               ------------------------
proceedings at law or in equity by or before any Governmental Authority or other agency now pending, or to the best of Borrower's knowledge, threatened against or affecting Borrower or the Mortgaged Property, which actions, suits or proceedings, alone or in the aggregate, if determined against Borrower or the Mortgaged Property, would have a Material Adverse Effect. There are no pending, and Borrower has no knowledge of any threatened, condemnation or similar proceeding affecting the Mortgaged Property.

          5.   Title.  Borrower has good and marketable title in fee to the real
               -----
property comprising the Mortgaged Property (other than the parcel described on Exhibit C), and good and marketable leasehold title to the parcel described on Exhibit C, and good and marketable title to the balance of the Mortgaged Property, in each case free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on the Mortgaged Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created or permitted by the Loan Documents. The Permitted Encumbrances do not and will not have a Material Adverse Effect. Except as insured over by a Qualified Title Insurance Policy, to Borrower's knowledge, there are no claims for payment for work, labor or materials affecting the Mortgaged Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan

                                     4A-2

Documents (other than mechanics' or materialmen's liens for work or materials performed or supplied but the costs for which are not yet past due or which are being contested in accordance with Section 5.1(b)(ii) of the Loan Agreement). (Nothing in this paragraph may be relied on by the title insurance company issuing a policy covering the Mortgaged Property.)

          6.   Leases; Lease Obligations.  SCHEDULE 4A-6 hereto sets forth all
               -------------------------
leases, under which any Person leases, any portion of the Mortgaged Property (each, a "Tenant") and is true and complete. Such leases, have not been amended
          ------
or modified, except as set forth on said Schedule. Borrower has delivered to Lender true, correct and complete copies of all such leases, as the same are currently in effect. Except as may be set forth on SCHEDULE 4A-6 or, with respect to items (a), (c), (d) and (e), to the extent not covered in said Schedule, in any tenant estoppel certificate being delivered to Lender concurrently herewith:

          (a) Borrower has received no written notice of any insolvency or bankruptcy proceeding pending or threatened involving any Tenant;

          (b) there are no agreements for the use, occupancy or possession of the Land or Improvements presently in force;

          (c) there are no (and after Closing there will not be any) prepaid rentals, free rent or rent concessions in connection with any of the Leases;

          (d) no default exists in any material respect with respect to either the landlord's or Tenant's obligations under the Leases, and there are no pending claims asserted by any Tenant for offsets or abatements against rent or any other monetary claim;

          (e) Borrower is the sole owner of the lessor's interest in all of the Leases and, except for any collateral assignments of leases and rent given or made to any existing mortgage holder of the Mortgaged Property and which will be released and canceled of record at Closing, Borrower has not given or suffered any other assignment, pledge or encumbrance in respect of any of the Leases or its interests thereunder, and Borrower has the sole right to collect rents and other amounts due under the Leases.

                                     4A-3

          7.   Rights of Offer and Refusal.  Except as provided in the
               ---------------------------
Management Agreement, but subject to the Consent of Manager, no Person has any option, right to acquire any portion of the Mortgaged Property or any interest relating thereto, or a right of first offer or right of refusal to do so (whether exercisable now or upon any subsequent resale of the Mortgaged Property or any portion thereof).

          8.   Physical Condition.  Except as disclosed in the engineering
               ------------------
reports or described in the definition of "Chiller Work Reserve", there is no material structural or other material defect or material damage in or to the Mortgaged Property, (except as may be included in Deferred Maintenance Conditions, in respect of which reserves are being established with Lender). Borrower has no knowledge of any notice from an insurance company or bonding company of any defects or inadequacies in the Mortgaged Property which would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          9.   Compliance. Borrower and the Mortgaged Property and the use
               ----------
thereof, comply in all material respects with all applicable Legal Requirements, including building codes, zoning, subdivision, land use and similar laws, ordinances, plans and orders having the force of law. Neither the Mortgaged Property nor the Borrower thereof is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority having jurisdiction over the Mortgaged Property, the violation of which would materially adversely affect the Mortgaged Property or the financial condition of Borrower. There has not been committed by Borrower any act affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit any act or omission affording such right of forfeiture.

          10.  Licenses.  Borrower has all material certifications, permits,
               --------
licenses, approvals and other authorizations from governmental political subdivisions or regulatory authorities (collectively "Permits") as are necessary for the ownership, use and operation of the Mortgaged Property. Borrower has no knowledge on the part of any issuing authority which intends to cancel and suspend or

                                     4A-4
to institute proceedings to cancel and suspend any of the Permits.

          11.  Outstanding Contracts.  To Borrower's knowledge, Borrower has
               ---------------------
delivered a true and correct copy of each contract, as in effect on the date hereof, affecting the Mortgaged Property or Borrower in effect as of the date hereof. Borrower has not delivered to or received from the other party to any such contract notice of a default thereunder which remains uncured. Except for the Leases and contracts provided to Lender, there are no material contractual agreements of any kind with respect to the Mortgaged Property.

          12.  Employees.  Other than union contracts disclosed to Lender, there
               ---------
are no collective bargaining, employment or other similar agreements relating to the employees at the Mortgaged Property that are binding on Borrower or the Mortgaged Property.

          13.  Environmental Matters. (i) No notice, demand, letter, claim or
               ---------------------
request for information has been issued to Borrower or DSMLP or otherwise known to either of Borrower or DSMLP by any Governmental Authority regarding the presence of Hazardous Substances (as defined in the Environmental Indemnity Agreement) or liability under any Environmental Law with respect to the Mortgaged Property; (ii) the Mortgaged Property is not subject to any orders, decrees, injunctions or any other proceedings or requirements imposed by any governmental authority or third party relating to any Environmental Law or Hazardous Substances; and (iii) all underground storage tanks located on, in or under the Mortgaged Property are properly registered and licensed in accordance with any applicable Environmental Law.

          14.  Casualty.  No material casualty has occurred with respect to the
               --------
Mortgaged Property within the last 12 months which has not been fully restored or repaired.

          15.  Assessments.  Other than ad valorem taxes for the year of Closing
               -----------
which are not yet due and payable, or as disclosed in the Qualified Title Report or documents referenced therein, the Mortgaged Property is not subject to any assessment, reassessment, special assessment, user fee, charge, levy, tax or tax increase of any nature whatsoever (other than reassessment charge, levy tax or tax increase arising by reason of Borrower's acquisition of the Mortgaged Property and a transfer tax).

                                     4A-5

          16.  FIRPTA.  Borrower is not a "foreign person" as defined in Section
               ------
1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          17.  Investment Company Act.  Borrower is not (i) an "investment
               ----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; or (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. Borrower's sole business is the ownership, operation, maintenance, repair, financing, refinancing and disposition of the Mortgaged Property and such matters as are incidental to the foregoing.

          18.  Financial Information.  The financial information prepared by or
               ---------------------
on behalf of Borrower (or its predecessor in interest) in respect of the Mortgaged Property and delivered to Lender prior to the date hereof, (i) is true, complete and correct in all material respects, (ii) represents the financial condition of the Hotel and Mortgaged Property as of the date of such information, and (iii) has been prepared on a sound basis consistently applied throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, that are known to Borrower and reasonably likely to have a Material Adverse Effect, except as disclosed in writing to Lender. Since the date of such financial information, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial information.

          19.  No Plan Assets.  Borrower is not an "employee benefit plan," as
               --------------
defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA. The execution and delivery
             -----
of the Loan Documents, and the borrowing of indebtedness hereunder, does not constitute a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code. Borrower shall not engage in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, as such sections relate to Borrower, or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Lender of any of its

                                     4A-6
rights under the Loan Documents) to be a non-exempt prohibited transaction under ERISA.

          20. Reserved.

          21.  Material Agreements.  True and complete copies of the Material
               -------------------
Agreements relating to the Mortgaged Property (including all amendments, agreements, side letters and all other material documents relating thereto other than those effected in the ordinary course of business and which individually or in the aggregate do not have a Material Adverse Effect) have been made available to the Lender; each such agreement is unmodified and in full force and effect; there is no default by any party thereunder and no event has occurred and is continuing which, with the passage of time and/or the giving of notice, would constitute a default or an event of default by it thereunder in such circumstances that such default or event of default might have a Material Adverse Effect.

          22.  Operating Budget.  The Operating Budget annexed hereto as Exhibit
               ----------------
D contains all anticipated operating expenses for the Mortgaged Property for the Fiscal Year ending December 31, 1997. The preliminary Capital Budget annexed hereto as Exhibit E contains all presently anticipated Capital and FF&E Expenditures for the Mortgaged Property for the Fiscal Year ending December 31, 1997.

          23.  Reserved.

          24.  Adequate Parking.  The Mortgaged Property has available to it
               ----------------
adequate parking to comply with all Legal Requirements and to permit the operation of the Mortgaged Property as a first class full service resort hotel, operated in compliance with Marriott standards and the Management Agreement.

          25.  Reserved.

          26.  Reserved.

          27.  Rooms in Service.  All of the rooms at the Hotel are in service,
               ----------------
except for rooms that are temporarily out of service for routine maintenance and repair.

          28.  Funds for Capital and FF&E Expenses.  Borrower has or anticipates
               -----------------------------------
that it will have sufficient funds

                                     4A-7
available to it for implementing its reasonable anticipated capital and FF&E Expenditures.

          29.  Ground Lease.  With respect to the Ground Lease and an estoppel
               ------------
letter from the Ground Lessor, Borrower represents and warrants:

               A. The Ground Lease or a memorandum thereof has been duly recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by the Mortgage, does not restrict the use of the Mortgaged Property, by lessee, its successors and assigns in a manner that would adversely affect the security provided by the Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation, with the exception of written instruments which have been delivered to Lender.

               B. The Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the Ground Lessor's fee interest.

               C. The Borrower's interest in the Ground Lease is assignable to the Lender upon notice to, but without the consent of, the Ground Lessor and, in the event that it is so assigned, it is further assignable by the Lender to a trustee or servicer and its successors and assigns upon notice to, but without a need to obtain the consent of, such Ground Lessor.

               D. The Ground Lease is in full force and effect and no material default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Ground Lease.

               E. The Ground Lease requires the Ground Lessor to give notice of any default by the Borrower to Lender; and the Ground Lease, or an estoppel letter received by the Lender from the Ground Lessor, further provides that notice of termination given under the Ground Lease is not effective against the Lender unless a copy of the notice has been delivered to the Lender in the

                                     4A-8
     manner described in such Ground Lease or estoppel letter.

               F. The Lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any default before the Ground Lessor may terminate the Ground Lease.

               G. The Ground Lease has a term which, when taken together with the renewal options under the Ground Lease, extends not less than 10 years beyond the Stated Maturity Date.

               H. The Ground Lease or estoppel letter require the Ground Lessor to enter into a new lease with the Lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding, provided Lender cures the lessee's defaults.

               I. Under the terms of the Ground Lease, the Borrower is permitted to apply all insurance proceeds to the repair or restoration of all or part of the Mortgaged Property, with the Lender having the right to hold and disburse the Proceeds as the repair of restoration progresses.

               J. The Ground Lease does not impose any material restrictions on subletting.

               K. The Ground Lease contains the lessor's covenant that the Ground Lease shall not be amended, canceled, or terminated without the prior written consent of Lender.

               L. Either the Ground Lease or an estoppel letter contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default under the Ground Lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to the Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the Mortgage.

                                     4A-9

                                  Schedule 4B
                                  -----------


                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                           BORROWER'S SINGLE PURPOSE
                           -------------------------


          (1) Single-Purpose.  Borrower hereby represents and warrants to, and
              --------------
covenants with, Lender that, as of the date hereof and until such time as the Debt shall be paid in full:

               (i) Borrower has not owned and will not own any property other than (A) the Mortgaged Property and (B) incidental personal property relating to the ownership or operation of the Mortgaged Property.

               (ii) Borrower has not engaged and will not engage in any business other than the ownership, management, financing and operation of the Mortgaged Property.

               (iii) Borrower has not entered and will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party, other than upon terms and conditions that are substantially similar to those that would be available on an arm's length basis with third parties.

               (iv) Borrower has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than the Permitted Indebtedness. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (whether senior, subordinate or pari passu) by the Mortgaged Property.
                            ---- -----

               (v) Borrower has not made and will not make any loans or advances to any other Person (including any Affiliate or constituent party or any Affiliate of any constituent party).

               (vi) Borrower is and will remain solvent and Borrower will generally pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due.

                                     4B-1

               (vii) Borrower has done or caused to be done and will do all things necessary to observe corporate or partnership (or other applicable organizational) formalities, as the case may be, and preserve its existence, and Borrower will not, nor will Borrower permit or suffer any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust or other organizational documents of Borrower or such constituent party in a manner which would adversely affect Borrower's existence as a Special Purpose Entity.

               (viii) Borrower will maintain books and records and bank accounts separate from those of its Affiliates and any constituent party (provided that nothing shall prohibit Borrower from being included in the consolidated financial statements or tax group of another Person to the extent required by GAAP or applicable law, respectively) and Borrower will file its own tax returns (except to the extent consolidation is required as a matter of law).

               (ix) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party), shall conduct business in its own name and shall maintain and utilize separate stationery, invoices and checks.

               (x) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

               (xi) Neither Borrower nor any constituent party will seek the dissolution or winding up, in whole or in part, of Borrower.

               (xii) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person (except as specifically contemplated by the Cash Management Procedures).

               (xiii) Borrower has and will maintain its assets in such a manner that it will not be costly or

                                     4B-2
     difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person.

               (xiv) Borrower has not held and will not hold itself out to be responsible for the debts or obligations of any other Person.

               (xv) If Borrower is a limited partnership, at least one of general partners shall be a Special Purpose Entity whose sole asset is its interest in Borrower, and Borrower shall be deemed hereby to have made each of the representations, warranties and covenants contained in this SCHEDULE with respect to such general partner.

               (xvi) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors of the general partner of Borrower or manager of Borrower (an "Independent Director/Manager")
                                          ----------------------------
     reasonably satisfactory to Lender who shall be "Independent" at the time of such individual's appointment. "Independent" shall mean that such Person is not, and has not within the preceding five years been (i) an officer, director, employee, partner, member, beneficial interest holder or stockholder of Borrower or any of its members, (ii) an officer, director, employee, partner, member, beneficial interest holder or stockholder of any Affiliate of Borrower or any of its members, (iii) a customer, supplier or service provider of Borrower or any Affiliate thereof (other than a hotel guest or a customer, supplier or service provider that does not derive more than 10% of its revenues from its activities with Borrower or any Affiliate), or (iv) a spouse, parent, sibling or child of any of any person described in (i), (ii) or (iii); provided, however, that a person shall not be deemed to be a director of a member or an Affiliate of Borrower solely by reason of such person being an Independent Director/Manager of a single-purpose entity that would otherwise be deemed to be an Affiliate because they are under common control; provided further, however, that the Independent Director/Managers of the Senior Borrower, Mezzanine Borrower and Junior Lender shall at all times be different individuals. As used herein, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, by

                                     4B-3
     contract or otherwise. Upon the conditions specified in Borrower's Operating Agreement, the Independent Director/Manager shall also be a non-economic member with authority to continue Borrower's existence upon bankruptcy or dissolution of any other member.

               (xvii) Borrower shall not cause or permit the board of managers or directors of Borrower (if it is a limited liability company or corporation, respectively), or take any action which, under applicable law or the terms of any certificate of incorporation, operating agreement, by-laws or any voting trust agreement with respect to any common stock, requires the vote of the board of managers or directors of Borrower or the consent of its manager, unless at the time of such action there shall be at least one person who is an Independent Director/Manager; provided, however,
                                                              --------  -------
     that subject to any applicable Legal Requirement, Borrower may, at its discretion, limit the first sentence of this clause (xvii) to the following actions: (A) the dissolution, liquidation, consolidation, merger and the sale of all or substantially all of the properties and assets of Borrower,
     (B) the engagement by Borrower in any business other than the ownership, maintenance and operation of the Mortgaged Property, (C) the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, and (D) the amendment or modification of any provision of Borrower's limited partnership agreement which amendment or modification materially adversely affects any of the Special Purpose Entity requirements.

          (xviii) The consent of the Independent Director/Manager shall be required for the taking of any action described in subclauses (A) through
     (D) of clause (xvii) (except where such Independent Director/Manager is not required under this Schedule or the Loan Agreement).

                                     4B-4

                                  Schedule 4C
                                  -----------


                  Exceptions to Representations and Warranties
                  --------------------------------------------

                                     NONE

                                   RENT ROLL

--------------------------------------------------------------------------------------------------------------
  Tenant           Sq. Ft         Lease          Lease          Rent Sq. Ft.        Annual Rent         % Rent
                                  Begin           end
--------------------------------------------------------------------------------------------------------------
Arrangements        1000           10/15/94       12/31/00       Years 1/$10.42      $10,420.80          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$11.65       $11,632.60
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$12.88       $12,881.58
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Classic Touch        ---           01/01/93       12/31/00       Year 1/$78.92       $15,628.16          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$81.29       $16,904.57
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$83.73       $18,011.71
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Excessories          678           04/13/90       12/31/02       Years 1/$67.30      $41,588.40          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$69.32       $42,839.14
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$71.40       $44,124.31
--------------------------------------------------------------------------------------------------------------
                                                                 Year 4/$73.54       $45,440.04
--------------------------------------------------------------------------------------------------------------
                                                                 Year 5/$75.75       $45,611.48
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Jose Eber Salon     1192           09/01/86       12/31/03       Year 1/$38.90       $46,384.80          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$40.08       $47,772.14
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$41.28       $48,206.30
--------------------------------------------------------------------------------------------------------------
                                                                 Year 4/$42.52       $50,681.46
--------------------------------------------------------------------------------------------------------------
                                                                 Year 5/%43.79       $52,201.90
--------------------------------------------------------------------------------------------------------------
                                                                 Year 6/$45.11       $53,767.96
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lam Tatum's Show     617           10/01/87       12/31/03       Year 1/$67.40       $41,598.40          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$69.42       $42,833.37
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$71.50       $44,115.27
--------------------------------------------------------------------------------------------------------------
                                                                 Year 4/$73.65       $45,447.92
--------------------------------------------------------------------------------------------------------------
                                                                 Year 5/$75.86       $48,205.18
--------------------------------------------------------------------------------------------------------------
                                                                 Year 6/$78.14       $48,209.34
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Mary Heren's         617           01/01/96       12/31/02       Year 1/$63.21       $39,002.52          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$67.06       $41,375.71
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$69.07       $42,616.98
--------------------------------------------------------------------------------------------------------------
                                                                 Year 4/$71.14       $43,895.49
--------------------------------------------------------------------------------------------------------------
                                                                 Year 5/$73.28       $45,212.35
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Sun Optics           317           01/01/93       12/31/02       Year 1/$90.13       $28,571.76          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$92.83       $29,428.35
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$95.62       $30,311.20
--------------------------------------------------------------------------------------------------------------
                                                                 Year 4/$98.49       $31,220.54
--------------------------------------------------------------------------------------------------------------
                                                                 Year 5/$101.44      $32,157.16
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Western Contam.      290           01/10/93       12/31/00       Year 1/$77.98       $22,614.60          YES
--------------------------------------------------------------------------------------------------------------
                                                                 Year 2/$80.32       $23,292.63
--------------------------------------------------------------------------------------------------------------
                                                                 Year 3/$82.73       $23,991.41
--------------------------------------------------------------------------------------------------------------

                                 Schedule 4A-8

                              ENGINEERING REPORTS



     Report                   Company            Date Issued
     ------                   -------            -----------
Structural
Engineering/
Seismic & PML

ALTA Survey

MECHANICAL
AND
ELECTRICAL
ENGINEERING
AND FIRE
PROTECTION
AND LIFE
SAFETY
SYSTEMS

PHASE I
ENVIRONMENTAL
& SOILS
ENGINEERING

                                     4A8-1

                                  Schedule 6-3

                            PERMITTED REORGANIZATION

                                     NONE.

                                   Exhibit A
                                   ---------


                             Intentionally Omitted

                                   Exhibit A
                                   ---------


                             Intentionally Omitted

                                   EXHIBIT B

                           CASH MANAGEMENT PROCEDURES
                                (DESERT SPRINGS)


Capitalized terms used but not defined in this Exhibit shall have the meanings ascribed to them in the Loan Agreement and if not defined therein, in the Management Agreement. References to Sections shall mean the Sections of this Exhibit unless otherwise stated.


     1. MANAGER'S ACCOUNT

          1.1 The Manager will establish, on or before January 27, 1998, a segregated account for the Mortgaged Property in its name for which accounting of deposits and withdrawals shall be maintained (the "Manager's Account"). The
                                                      -----------------
Manager may also establish segregated accounts for the Mortgaged Property (a) from which payments for alcoholic beverages purchased for the Hotel are made,
(b) in which accounts receivable from credit card companies are deposited, (c) with respect to which charges for returned checks are made and (d) into which excess funds not currently needed for Management Expenses are deposited for investment; provided, however, that each such account other than the account referred to in clause (d) shall be a "zero-balance" account except for de
                                                                       --
minimis amounts retained therein, i.e., at the end of each day the amounts
-------                           - -
contained therein shall be transferred to the Manager's Account.


     2.  PAYMENTS OF MANAGEMENT EXPENSES; REMITTANCES

          2.1 The Manager shall deposit into the Manager's Account (or during a Lockbox Period, into the Lockbox Account), within one full Business Day after the receipt thereof, all Gross Revenues received by the Manager, other than customary amounts of petty cash and amounts in the "house banks" held at the Mortgaged Property, and shall direct all third parties from whom Borrower has accounts receivable, including, without limitation, credit card companies, but excluding guests who pay by cash or check at the Hotel ("Third Party Payors") to
                                                         ------------------
send their payments with respect to the Mortgaged Property directly to the Manager's Account; provided, however, that accounts receivables from credit card companies may be deposited in the credit card account referred to in Section 1.1(b).

          2.2 The Manager's Account shall be controlled by the Manager. Funds on deposit in the Manager's Account shall not be commingled with funds related to any other properties owned or managed by the Manager or any other Person.

          2.3 From and after the Closing Date, and except during a Lockbox Period, the Manager shall make disbursements for the Mortgaged Property on behalf of Borrower from funds on deposit in the Manager's Account or from petty cash at the Mortgaged Property, to pay Management Expenses, including, without limitation, to make deposits into the FF&E Reserve Account as required by Section 6. Such disbursements may include disbursements to the accounts referred to in clauses
(a), (c) and (d) of the second sentence of Section 1.1. "Management Expenses" shall include amounts that may be recouped by Manager pursuant to Section 9.04 of the Management Agreement, to the extent permitted by such Section.

          2.4 Not later than the twentieth day (or if such day is not a Business Day, the immediately succeeding Business Day) after the end of each Accounting Period (the "Operating Profit Payment Date") commencing with November
                        -----------------------------
28, 1997 (which relates to the Operating Profit for the Accounting Period that began on October 11, 1997), the Manager shall transfer from the Manager's Account to the Cash Collateral Account for application by the Servicer on the next Payment Date an amount equal to the Operating Profit as of the end of the immediately preceding Accounting Period, calculated on a cumulative basis (taking into account previous transfers). Such transfer shall be effected by federal wire, automated clearing house funds, or other transfer of next-day available funds, to the Cash Collateral Account; provided, however, that any such transfer required to be made within five days prior to a Payment Date shall be made by federal wire of immediately available funds. On or before the last Business Day of the fourth week in each Accounting Period, Borrower will provide (or will cause the Manager to provide) to the Lender and the Agent under the Mezzanine Loan a statement setting forth the calculation of the amount of Operating Profit transferred to the Cash Collateral Account with respect to the immediately preceding Accounting Period and certifying that the correct amount has been transferred.

          2.5 If on any Payment Date the amount in the Cash Collateral Account shall be sufficient to make all of the transfers described in clauses (A) through (C) of Section 4.3 or 4.4, as applicable, or in clauses (A) and (B) of
Section 7.9.1, and Section 7.9.4(A)(i) and 7.9.5(A)(i), as applicable, Borrower shall be deemed to have paid the Monthly Debt Service Payment Amount unless Servicer is legally constrained from transferring such amount in accordance with said Sections, including by reason of any bankruptcy or insolvency related to Borrower (but excluding any legal constraint applicable to Lender or Servicer but not related to Borrower).

     3.   LOCAL ACCOUNT

          The Manager shall be entitled to establish, from time to time, a segregated bank account in the name of Manager (or the name under which the Hotel is operated), which is not required to be an Eligible Account, at a financial institution located in the vicinity of the Mortgaged Property (the "Local Account"), which shall be maintained solely for the purpose of (i)
--------------
receiving deposits in the ordinary course of business of certain Gross Revenues from the Hotel (but in no event payments from credit card companies) and (ii) paying certain Management Expenses that, in the ordinary course of operating the Hotel, are customarily paid from the Local Account. Funds on deposit in the Local Account shall not be commingled with funds related to any other properties owned or managed by the Manager or by any person other than the Borrower. At least twice each week, the Manager shall transfer, by federal wire, automated clearing house funds, or other transfer of next-day available funds, into the Manager's Account (or, if the procedures described in Section 7 hereof are then applicable, into the Lockbox Account), all available funds then on deposit in the Local Account, less amounts that are required to pay Management Expenses customarily paid out of the Local Account in the ordinary course of operating the Hotel and an amount to be held for petty cash and the "house banks" held at the Mortgaged Property; provided, however, that (a) such amounts shall not exceed $150,000 (subject to adjustment at the end of each Fiscal Year for increases in the CPI Percentage) and (b) such amount shall be increased, by agreement of Borrower, the Manager and the Lender, if the Mortgaged Property shall be expanded to increase the number of rooms contained therein.

     4.   CASH COLLATERAL ACCOUNT

          4.1 On or before the Closing Date, the Servicer shall establish and maintain a segregated account in its name on behalf of the Lender (the "Cash
                                                                        ----
Collateral Account"), which must be an Eligible Account, into which all amounts
------------------
received by the Servicer from the Manager's Account (and, during a Lockbox Period from the Lockbox Account and any other account functioning as a lockbox account), and all other funds of Borrower held as security for the Loan shall be deposited. The Servicer shall provide to the Manager and Borrower such information relating to the transactions in the Cash Collateral Account as the Manager or Borrower, respectively, shall reasonably request, including, without limitation, the amounts received in and disbursed from the Cash Collateral Account (including the Sub-Accounts) and the amounts received in and disbursed from the Lockbox Account.

          4.2 From time to time, the Servicer will establish the following segregated sub-accounts (the "Sub-accounts") of the Cash Collateral Account for
                              ------------
each of the items described in clauses (a) through (h) below, into which the amounts described in said clauses will be deposited:

               (a) Proceeds held by the Lender in accordance with Section 8.1.2 of the Loan Agreement,

               (b) the tax and insurance escrows required by Section 6.1 hereof (the "Tax and Insurance Reserve Account"),
           ---------------------------------

               (c) the FF&E Reserve Account required by Section 6.3 hereof,

               (d) the Debt Service Reserve Account required by Section 5.1.1 hereof,

               (e) the Excess Cash Flow Escrow Account required by Section 5.3 hereof,

               (f) the Management Incentive Reserve Account required by Section 5.4 hereof,
               (g) any security required to be delivered pursuant to a specific provisions of the Loan Agreement, including Section 5.1(b)(ii)(E) and
     Section 7.1(j) thereof (except as elsewhere stated in these clause (a) through (i)),

               (h) the Chiller Work Reserve pursuant to Section 9.2.1 of the Loan Agreement; provided that after $500,000 shall have been deposited in such reserve in accordance with Section 4.3(N), Section 5.3.1 and Section 7.9.4(L), and all amounts in such reserve are expended in accordance with
     Section 9.2.1 of the Loan Agreement, then such reserve shall be eliminated, and

               (i) the Manager Deficit Contribution Account required by Section
     5.3.2 hereof.

Amounts in all Sub-accounts shall be deposited into the appropriate Sub-account to be disbursed by the Servicer in the manner contemplated hereby or by the Loan Agreement.

          Servicer will also establish the Mezzanine Debt Service Reserve Account in accordance with Section 5.2.1, provided that such account shall not be a Sub-account and shall instead be held as security for the benefit of the Mezzanine Lender for the performance by the Mezzanine Borrower of all of its obligations under the Mezzanine Loan.

          4.3 On each Payment Date up to and including the Anticipated Repayment Date, except during a Lockbox Period, withdrawals from the Cash Collateral Account (excluding amounts held in a Sub-account, which shall be withdrawn and applied solely for the purposes for which such Sub-account is maintained in accordance with the applicable terms of this Exhibit or the Loan Documents) shall be made by the Servicer only for the following purposes and in the following order of priority:

               (A) if required under the terms of Section 6, to fund any amounts to be funded into the Tax and Insurance Reserve Account;

               (B) if required under the terms of Section 6, to fund any amounts to be funded into the FF&E Reserve Account;

               (C) (i) if the Securitization has been effected, to transfer funds to the Servicer or the "Collection Account" established in the name of Lender or Servicer under a pooling and servicing agreement or to such other account as the Lender or Servicer may designate (the "Collection Account"), in which account neither Borrower nor Manager
          -------------------
          shall have any interest whatsoever, in the amount needed to pay the fees, costs and expenses (together, the "Servicing Expenses") incurred
                                                   ------------------
          in connection with the operation and maintenance of any of the accounts
          maintained hereunder by the Servicer and incurred in accordance with the Loan Documents as a result of an Event of Default (including Special Servicer fees) to the parties entitled thereto, and then, (a) first, to the payment of the interest, at the Initial Interest Rate, then due and payable, and (b) next, to the payment of the principal amount then due and payable under the Note, and (c) next, to the payment of any other Debt then due and payable to the Lender
          (items (a) and (b), hereinafter, the "Monthly Debt Service Payment");
                                                ----------------------------

                    (ii) if the Securitization has not been effected, to the payment of Servicing Expenses and then, to the payment of the Monthly Debt Service Payment, and next, to the payment of any other Debt then due and payable to the Lender;

               (D) to fund any expenditures for capital items that, in the judgment of Borrower, as concurred in by the Lender, in its reasonable discretion, are necessary to be performed at such time to ensure the safe and continuous operation of the Mortgaged Property;

               (E) to fund the Debt Service Reserve Account in the amount required under Section 5.1.3;

               (F) to fund any expenditures for capital items approved by the Lender, in its reasonable discretion, including Borrower-funded capital expenditures, of a discretionary nature and not included in clause (D) above;

               (G) to the Mezzanine Lender in accordance with the letter of direction (the "Mezzanine Loan Direction Letter") given pursuant to Article
                     -------------------------------
     XI of the Credit Agreement, dated as of the date hereof, between the Mezzanine Borrower and the Mezzanine Lender (the "Credit Agreement"), in an
                                                       ----------------
     amount equal to (a) the scheduled interest due and payable at the "Interest Rate" (as defined in the Credit Agreement), without regard to any default rate under or acceleration of the Mezzanine Loan, and (b) the scheduled principal amount then due and payable under the Note (as defined in the Credit Agreement), without regard to any acceleration of the Mezzanine Loan (items (a) and (b) with respect to the Mezzanine Note hereinafter, the "Mezzanine Monthly Debt Service Payment");
     ---------------------------------------

               (H) to Borrower, in an amount equal to the administrative expenses of Borrower (including reasonable allocations of internal costs) to the extent approved by the Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (I) to Borrower, for distribution to the Mezzanine Borrower in an amount equal to the administrative expenses of Mezzanine Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (J) to Borrower, for distribution to the Mezzanine Borrower, and for distribution from Mezzanine Borrower to DSMLP, in amount equal to the administrative expenses of DSMLP (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;.

               (K) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter, in the amount required to be funded into the Mezzanine Debt Service Reserve Account in accordance with Section 5.2.3 hereof;

               (L) to fund the Debt Service Reserve Account, until such account has funds equal to 600 percent of the Monthly Debt Service Payment;

               (M) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter, in an amount necessary to fund the Mezzanine Debt Service Reserve Account up to 600 percent of the Mezzanine Monthly Debt Service Payment; and

               (N) to the Chiller Work Reserve, until all amounts deposited into the Chiller Work Reserve under this clause (N), Section 5.3.1 and Section 7.9.4(L) shall equal in the aggregate $500,000 (but only to the extent still operative in accordance with Section 4.2(h) hereof and only to the extent that said $500,000 has not been previously funded from deposits in accordance with such specified provisions); and

               (O) to the Excess Cash Flow Escrow Account, any funds remaining in the Cash Collateral Account, to be held until after the annual audit of Borrower to determine Operating Profit in accordance with the Management Agreement for the applicable Fiscal Year, which shall be completed not later than April 15th of the year following such Fiscal Year (and at such time, the amount in such account shall be distributed in accordance with
     Section 5.3 hereof).

          The following rules ("Supplemental Disbursement Rules") shall be
                                -------------------------------
applicable to Sections 4.3, 4.4, 7.9.1, 7.9.4 and 7.9.5 in accordance with their terms:

          1. The Servicer may rely conclusively on written instructions that the Manager shall provide prior to 11:00 a.m. (New York time) at least one Business Day prior to the Payment Date (with copies to Borrower) as to the amounts to be deposited into the FF&E Reserve Account specified in clause
     (B) above, as well as in Sections 4.4(B) and 7.9.1(B)). The Servicer shall have no duty to recompute, recalculate, or verify the data contained in such instructions or information and shall incur no liability to Borrower or the Manager if the Servicer acts in accordance therewith.

          2. If on any Payment Date the application of the funds available in the Cash

     Collateral Account or the specific Sub-Account are not sufficient for the payment of the amounts described in clauses (A) and (B) of this
     Section 4.3, or Sections 4.4(A) and (B), 7.9.1(A) and (B), as applicable, then the Servicer shall transfer funds from the Excess Cash Flow Account, for the payment of such amounts; if following such payment, there remain insufficient funds to make the payments described in clauses (A) through
     (C) of this Section 4.3, or Sections 4.4(A) through (C), 7.9.1(A) and (B), and 7.9.4(A)(i) and 7.9.5(A)(i), as applicable, the Servicer shall transfer funds from the Debt Service Reserve Account for the payment of such amounts.

          3. For the benefit of the Mezzanine Lender, if on any Payment Date the application of funds in the Cash Collateral Account in the manner provided for herein are not sufficient for the payment of the amount described in Section 4.3(G) or Section 7.9.4(G), the Servicer shall transfer funds from the Mezzanine Debt Service Reserve Account for the payment of such amount.

          4. At such time as each of the Loan and the Mezzanine Loan has been paid in full, and all obligations under the Loan Agreement and other Loan Documents and the Mezzanine Loan Documents, respectively, have been satisfied, the Servicer shall remit (a) to the Manager, for application consistent with the Management Agreement, any funds remaining in the Management Incentive Reserve Account, FF&E Reserve Account, and Tax and Insurance Escrow Account and (b) with respect to all other amounts in the Operating Account, Lockbox Account and Cash Collateral Account (including Sub-accounts thereof, other than those referred to in clause (a)), to the Person entitled to the monies described above in Section 7.9.4(M) or 7.9.5(K), as applicable.

          5. Nothing herein shall be construed to modify Manager's obligation under Section 9.04 of the Management Agreement.

          4.4 Until the Note has been paid in full and all obligations under the Loan Agreement and other Loan Documents have been satisfied, except during a Lockbox Period, on each Payment Date after the Anticipated Repayment Date, withdrawals from the Cash Collateral Account (excluding amounts held in escrow, reserve, or other Sub-accounts, which shall be withdrawn and applied solely for the purposes for which such Sub-accounts are maintained) shall be made by the Servicer only for the following purposes and in the following order of priority:

               (A) if required under the terms of Section 6, to fund any amounts to be funded into the Tax and Insurance Reserve Account;

               (B) if required under the terms of Section 6, to fund any amounts to be funded into the FF&E Reserve Account;

               (C)  (i)    if the Securitization has been effected, to transfer
          funds to the Servicer (or to the Collection Account) in the amount needed to pay Servicing

          Expenses and then, (a) first, to the payment of the Monthly Debt Service Payment, and (b) next, to the payment of any other Debt then due and payable to the Lender;

                    (ii) if the Securitization has not been effected, to the payment of the Servicing Expenses and then, to the payment of the Monthly Debt Service Payment, and next, to the payment of any other Debt then due and payable to the Lender;

               (D) to fund any expenditures for capital items that, in the judgment of Borrower, as concurred in by the Lender, in its reasonable discretion, are necessary to be performed at such time to ensure the safe and continuous operation of the Mortgaged Property;

               (E) to fund the Debt Service Reserve Account in the amount required under Section 5.1.3;

               (F) to fund expenditures for capital items approved by the Lender, acting in its reasonable discretion, including Borrower-funded capital expenditures, of a discretionary nature and not included in clause
     (D) above;

               (G) to Borrower, in an amount equal to the administrative expenses of Borrower (including reasonable allocations of internal costs) to the extent approved by the Lender accordance with Section 5.1(q) of the Loan Agreement;

               (H) to Borrower, for distribution to the Mezzanine Borrower in an amount equal to the administrative expenses of Mezzanine Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (I) to Borrower, for distribution to the Mezzanine Borrower, and for distribution from Mezzanine Borrower to DSMLP, in an amount equal to the administrative expenses (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (J) to fund the Debt Service Reserve Account, until such account has funds equal to 600 percent of the Monthly Debt Service Payment;

               (K) to the extent provided for under Section 5.4, if Operating Profit (as defined in the Management Agreement) for such Fiscal Year shall have exceeded Owner's Priority for such Fiscal Year, to fund the Management Incentive Reserve Account in accordance with Section 5.4;

               (L) to the Servicer, (a) first, to repayment of the principal amount of the Note, until the principal of the Note has been paid in full, and (b) next, to the payment of the Additional Interest accrued and unpaid on the Note; and

               (M) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter or, if the Mezzanine Loan Direction Letter has been rescinded by the Mezzanine Lender, to the Junior Lender in accordance with the Junior Loan Direction Letter.

          At such time as the Note has been paid in full, and all obligations under the Loan Agreement and other Loan Documents have been satisfied, the Servicer shall remit (a) to the Manager, for application consistent with the Management Agreement, any funds remaining in the Management Incentive Reserve Account, FF&E Reserve Account, and Tax and Insurance Reserve Account and (b) with respect to all other amounts in the Cash Collateral Account (including Sub-accounts thereof, other than those referred to in clause (a)), to the Person entitled to the monies described above in Section 4.4(M) hereof.

          In addition, the Supplemental Disbursement Rules shall be applicable to this Section 4.4 in accordance with their terms.

     5. DEBT SERVICE RESERVES; EXCESS CASH FLOW; MANAGEMENT INCENTIVE RESERVE ACCOUNT

          5.1    MORTGAGE LOAN DEBT SERVICE RESERVE

          5.1.1 The Servicer shall maintain, as a Sub-account of the Cash Collateral Account, an account (the "Debt Service Reserve Account") to be used
                                     ----------------------------
by the Servicer to pay the Monthly Debt Service Payment pursuant to Section 4.3(C), 4.4(C) or 7.9.4(A)(i) or 7.9.5(A)(i), as applicable, if the amounts available from Operating Profit or, during any Lockbox Period, Gross Revenue are insufficient for such purpose.

          5.1.2 As a condition to the origination of the Loan, Borrower is depositing as of the date hereof into the Debt Service Reserve Account an amount equal to 600 percent of the Monthly Debt Service Payment.

          5.1.3 On each Payment Date, subject to Section 5.1.4, the Servicer shall cause to be deposited from the Cash Collateral Account, to the extent available, into the Debt Service Reserve Account, pursuant to Section 4.3(E), 4.4(E), 7.9.4(C) or 7.9.5(C), as applicable, an amount equal the Monthly Debt Service Payment plus, if such Payment Date occurs during any of Accounting
                ----
Periods two through five, inclusive, an additional amount equal to the sum of
(A) one-half of the Monthly Debt Service Payment and (B) such additional amount as may be required to cause the amount in the Debt Service Reserve Account to be not less than the following percentages of the Monthly Debt Service Payment as of the end of each of the following Accounting Periods (applied on a cumulative basis):

              Accounting Period 2:      150%

              Accounting Period 3:      300%

              Accounting Period 4:      450%

              Accounting Period 5:      600%

          5.1.4 The maximum amount to be retained in the Debt Service Reserve Account shall be 600% of the Monthly Debt Service Payment.

          5.2    MEZZANINE LOAN DEBT SERVICE RESERVE

          5.2.1 The Servicer shall maintain, as a separate Eligible Account in the name of and under the dominion and control of the Agent for the benefit of the Mezzanine Lender, an account (the "Mezzanine Debt Service Reserve Account")
                                       --------------------------------------
to be used by the Servicer to pay the Mezzanine Monthly Debt Service Payment, if the amounts available from Operating Profit or, during any Lockbox Period, Gross Revenues pursuant to Section 4.3(G) or Section 7.9.4(E), as applicable, are insufficient for such purpose. Neither the Lender nor the Borrower shall have any right, title or interest in, or lien upon, any funds deposited in the Mezzanine Debt Service Reserve Account. As provided above in Section 4.3, if on any Payment Date the application of funds in the Cash Collateral Account in the manner provided for herein are not sufficient for the payment of the amount described in Section 4.3(G) or Section 7.9.4(E), the Servicer shall transfer funds from the Mezzanine Debt Service Reserve Account for the payment of such amount.

          5.2.2 Pursuant to the terms of the Mezzanine Loan Agreement, the Mezzanine Borrower is as of the date hereof depositing into a "Mezzanine Debt Service Reserve Account" the amount of 600 percent of the Mezzanine Monthly Debt Service Payment.

          5.2.3 On each Payment Date, subject to Section 5.2.4, pursuant to Mezzanine Loan Direction Letter, the Servicer shall cause to be deposited from the Cash Collateral Account, pursuant to Section 4.3(K) or 7.9.4(I), as applicable, an amount equal the Mezzanine Monthly Debt Service Payment.

          5.2.4 The maximum amount to be retained in the Mezzanine Debt Service Reserve Account shall be 600 percent of the Mezzanine Monthly Debt Service Payment.

          5.3    EXCESS CASH FLOW ESCROW ACCOUNT

          5.3.1 Prior to the Anticipated Repayment Date, prior to the determination of audited Operating Profit for each Fiscal Year and the disbursement of funds from such accounts in accordance with the terms of this
Section 5.3, the Servicer shall maintain, as Sub-accounts of the Cash Collateral Account, an account for each Fiscal Year for which funds are then retained (each, an "Excess Cash Flow Escrow Account"), which will be used
                         -------------------------------
to hold amounts in the Cash Collateral Account for such Fiscal Year in the manner described in Section 4.3, 4.4, 7.9.4 and 7.9.5, as applicable. The amounts deposited in such Excess Cash Flow Escrow Account for such Fiscal Year shall be held in such account until after the annual audit determines the Operating Profit for such Fiscal Year. Disbursement of amounts contained in such Excess Cash Flow Escrow Account in accordance with the provisions of this
Section 5.3.1 below shall be made upon the submission of the following:

               (i) a letter executed by Manager (the "Incentive Management Fee
                                                      ------------------------
     Letter") specifying the Incentive Management Fee then due and payable to
     ------
     Manager (but not greater than the amount then contained in such Excess Cash Flow Escrow Account and the Manager Deficit Contribution Account), and showing the calculation thereof,

               (ii) a letter of Borrower's independent auditors setting forth the audited Operating Profit for such Fiscal Year (the "Auditors'
                                                             ----------
     Letter"), which supports the Incentive Management Fee claimed by Manager.

Within five (5) Business Days after the delivery to Servicer of the later of the letters described in clauses (i) through (ii) above, the amounts contained in such Excess Cash Flow Escrow Account shall be distributed by Servicer in the following order of priority:

               (a) to the Chiller Work Reserve in an amount such that the amounts deposited therein pursuant to this Section 5.3.1 and Section 4.3(N) and 7.9.4(L) shall equal in the aggregate $500,000 (but only to the extent still operative in accordance with Section 4.2(h) hereof and only to the extent that said $500,000 has not been previously funded from deposits in accordance with such specified provisions),

               (b) to the Manager, for the payment of the Incentive Management Fee,

               (c) to the Senior Lender, if an "Event of Default" exists under the Senior Loan,

               (d) to the Mezzanine Lender, if Mezzanine Lender shall have delivered to Servicer a notice that there exists an "Event of Default" under the Mezzanine Loan,

               (e) provided that the Junior Lender shall have delivered to Servicer a letter (the "Junior Loan Direction Letter") specifying the
                             ----------------------------
     amount of principal and interest due under the Junior Note and any other amounts due and owing thereunder, the amount specified in such Junior Loan Direction Letter, and

               (f) the balance shall be given to Borrower.

The amounts deposited into the Excess Cash Flow Escrow Account for one Fiscal Year shall not be commingled with, and shall be placed in a separate Sub-account from, the amounts to be deposited into the Excess Cash Flow Escrow Account for any other Fiscal Year.

          5.3.2 If Manager pays any amounts pursuant to Section 4.03B of the Management Agreement, such amounts shall be given to Servicer to be deposited into the Management Deficit Contribution Account. If on any Payment Date, the application of the funds available in the Cash Collateral Account or the specific Sub-account are not sufficient for the payment of the items described in Section 4.3(A) through (N), Section 4.4(A) through (L), Section 7.9.1(A) and
(B), Section 7.9.4(A) through (L) or Section 7.9.5(A) through (J), as applicable, then Servicer shall transfer funds from the Management Deficit Contribution Account for the payment of such amounts. At such time as Manager shall be entitled to its Incentive Management Fee from the Excess Cash Flow Escrow Account, then any amounts in the Management Deficit Contribution Account shall also be paid over to Manager in accordance with the Management Agreement.

          5.4  MANAGEMENT INCENTIVE RESERVE ACCOUNT

          From and after the Anticipated Repayment Date, the Servicer shall maintain, as a Sub-account of the Cash Collateral Account, an account (the

"Management Incentive Reserve Account") to be used to make payments of the
-------------------------------------
Incentive Management Fee to Manager. In any Fiscal Year, no funds shall be deposited into the Management Incentive Reserve Account until Operating Profit for such Fiscal Year shall have exceeded the Owner's Priority for such Fiscal Year (as determined based on the periodic financial statements required pursuant to Section 5.1(j)(iii) of the Loan Agreement). After Operating Profit for such Fiscal Year shall have exceeded the Owner's Priority for such Fiscal Year, the Management Incentive Reserve Account shall be funded in accordance with Section 4.4(K) or 7.9.5(I), as applicable, in the amount of the lesser of (i) the excess of the Operating Profit over the Owner's Priority and (ii) $1,800,000. The amounts deposited in the Management Incentive Reserve Account shall be held in such account until after the annual audit determines the Operating Profit for such Fiscal Year. Disbursement of amounts contained in the Management Incentive Reserve Account shall be made upon submission of an Incentive Management Fee Letter specifying the Incentive Management Fee then due and payable to Manager (but not greater than the amount then contained in the Management Incentive Reserve Account), attached to which shall be the Auditors' Letter setting forth the audited Operating Profit for such Fiscal Year. Within five (5) Business Days of delivery to Servicer of the Incentive Management Fee Letter, the amounts contained in such Management Incentive Reserve Account shall be disbursed to the Manager toward payment of the Incentive Management Fee.

     6.  SINGLE DOWNGRADE PROCEDURES

     In addition to the other procedures set forth in this Exhibit, the procedures set forth in this Section 6 shall apply during each period, if any, from time to time, (a) beginning with the first day of the first full Accounting Period following such time as (i) the long-term senior unsecured debt of MII, or in the event that another company succeeds to or is the transferee of all or substantially all of the lodging management and franchise business currently conducted by MII, the long-term senior unsecured debt of such successor or transferee (in either such case, the "MII Debt") is
                                                                --------
rated BBB+ (or less) by S&P (unless a Lockbox Event has occurred and is continuing, in which event the procedures in Section 7 shall apply) and (ii) the Servicer delivers a notice to the Manager and Borrower that such procedures are in effect and (b) ending on the date set forth in Section 6.7. (The parties acknowledge that, as of November 25, 1997, such procedures shall be in effect and that the notice described in clause (a)(ii) above is waived.) Borrower will notify the Servicer and the Lender promptly after becoming aware of the event described in subparagraph 6(a)(i) above. Borrower and Manager each acknowledge that this Section 6 is applicable as of the date of the Loan Agreement.

          6.1 The Servicer will maintain the Tax and Insurance Reserve Account, as a Sub-account of the Cash Collateral Account, for payments of the next succeeding payments of all insurance premiums (including property, liability, and other insurance, but not including workers' compensation insurance) and real estate taxes coming due for the Mortgaged Property. The escrow accounts will be funded (i) upon commencement of these procedures pursuant to the first paragraph of this Section 6, by transfers from the Manager's Account to the Cash Collateral Account of amounts previously deducted by the Manager for payment of future insurance premiums and real estate taxes, but not expended and (ii) thereafter, from cash in the Cash Collateral Account on each Payment Date in accordance with Sections 4.3(A) and 4.4(A), such that the balance in each escrow account is equal, with respect to each tax payment or insurance premium owing with respect to the Mortgaged Property, to the product of (x) the amount of such next payment or premium (or, the most recent payment or premium if the amount of the next payment or premium is unknown) times (y) a fraction, the numerator of which is the number of whole Accounting Periods since the date of the last payment of the applicable tax or premium and the denominator of which is the number of whole Accounting Periods from the date of the last payment of the applicable tax or premium to the date of the next payment of such tax or premium. With regard to any insurance obtained for the Mortgaged Property from the blanket insurance program of the Manager or its Affiliates, the premiums shall be the Mortgaged Property's allocable share of insurance premiums and such premiums shall be paid directly to the Manager when due out of such escrows or other funds in the Cash Collateral Account or provided by Borrower.

          6.2 Provided that the necessary invoices or bills have been provided to the Servicer by the Manager or Borrower, the Servicer shall pay directly all real estate taxes and insurance premiums (determined in accordance with the last sentence of Section 6.1, to the extent said sentence is applicable) with respect to which escrows have been established from the Tax and Insurance Reserve Account or, if such amounts are insufficient, from amounts available in the Excess Cash Flow Account or additional funds provided by Borrower, and the Manager will be relieved of any such obligation. Borrower and/or the Manager shall promptly send all such invoices or bills to the Servicer. Upon acceleration of the maturity of the Note following an

Event of Default, the Lender shall be entitled to apply the funds held in such escrows (other than escrows for payment of liability insurance premiums) to payment of the Note.

          6.3 The Servicer will maintain an escrow account, as a Sub-account of the Cash Collateral Account, for payment of amounts provided for under the FF&E Reserve Account maintained by Manager pursuant to the Management Agreement. The escrow account will be funded (i) upon commencement of these procedures, by a transfer of all funds in the FF&E Reserve Account maintained pursuant to the Management Agreement to the FF&E Reserve Account to be maintained hereunder as a Sub-account of the Cash Collateral Account (less amounts required to cover outstanding checks), and (ii) thereafter, from cash in the Cash Collateral Account on each Payment Date in accordance with Sections 4.3(B) and 4.4(B), such that the balance in the escrow account is equal to the amount which otherwise would be required to be maintained into the FF&E Reserve Account pursuant to
Section 8.02 of the Management Agreement (which amount shall be net of expenditures made for the replacements and renewals of the Mortgaged Property's FF&E and repairs to the Mortgaged Property of the nature described in Section
8.02 of the Management Agreement ("FF&E Expenditures") for such Accounting Period in question.

          6.4 During any period when the procedures set forth in this Section 6 apply, the Manager shall be permitted to request disbursements from the FF&E Reserve Account once each week (or more frequently in the case of an emergency requiring the immediate expenditure of funds in order to protect the Mortgaged Property, as certified by Manager to Lender), based on its reasonable estimate of upcoming, near-term FF&E Expenditures (or with respect to such emergency).
By making a request for funds from the FF&E Reserve Account, or in depositing funds under Section 6.3 on a net basis, the Manager shall be deemed to have certified to Lender the (i) the amounts requested are necessary and proper FF&E Expenditures, (ii) all funds that it previously has withdrawn from the FF&E Reserve Account (other than amounts being retained for reasonably estimated near-term, future FF&E Expenditures) have been used to pay FF&E Expenditures, and (iii) that, to the Best Knowledge of Manager, there are no other accounts payable of the Mortgaged Property for FF&E Expenditures with an unpaid balance of more than $25,000 individually, or more than $200,000 in the aggregate, that are more than 60 days past due (unless payment is being contested in good faith in accordance with the applicable procedures in the Loan Agreement), except as otherwise stated with an explanation therefor. The Manager will not be required to obtain approval of the Lender or any other Person for individual expenditures, except as otherwise required by the Management Agreement and the Consent of Manager (as defined in the Loan Agreement). Upon the request of the Lender in writing, the Borrower or Manager will provide a detailed written accounting of expenditures for FF&E Expenditures, in a form customarily maintained by Manager in the ordinary course of business.

          6.5  [Intentionally Omitted]

          6.6 During any period when the procedures set forth in this Section 6 apply, the amounts of Operating Profit remitted by the Manager to the Cash Collateral Account pursuant to Section 2.4 shall be calculated without deduction for any real estate taxes or insurance premiums referred to in Section 6.1 or payments required to be made into the FF&E Reserve Account pursuant to Section 6.3 or any other expense normally included in Management Expenses but in fact are paid directly by Borrower.

          6.7 Beginning with the first full Accounting Period following such time as the MII Debt is rated at least A- by S&P, Borrower will no longer be required to maintain the escrow accounts described in Section 6.1 and Section 6.3, and all amounts then held in such escrow accounts will be transferred, in the case of Section 6.1, to the Manager's Account, and in the case of Section 6.3, to the FF&E Reserve Account to be maintained by Manager pursuant to the Management Agreement, pursuant to the Manager's instructions and thereafter the Manager will be responsible for paying real estate taxes, insurance premiums, and amounts payable from the FF&E Reserve Account in accordance with the terms of the Management Agreement.

     7.  LOCKBOX

     A "Lockbox Event" shall occur at any time or times if (a) (i) any of the
        -------------
MII Cash Management Conditions are not satisfied or (ii) S&P does not rate the MII Debt at least BBB+ and (b) the Servicer delivers a notice to the Manager and Borrower that the procedures described in this Section 7 are in effect. If a Lockbox Event occurs, such procedures shall apply in lieu of the procedures set forth in Sections 2, 4.3, 4.4 and 6 during the period, as provided below, beginning no later than the later of (A) two weeks after the date on which the Servicer delivers the notice described in subclause (b) above and (B) 120 days after the Closing Date, and continuing thereafter until the first day of the first full Accounting Period after (i) each of the MII Cash Management Conditions is again satisfied and (ii) S&P rates the MII Debt at least BBB+ (any such period, a "Lockbox Period"). The Servicer shall advise the Manager when
                --------------
the procedures set forth in this Section 7 are no longer in effect. Borrower will notify the Lender and the Servicer promptly after becoming aware that a Lockbox Event has occurred.

          7.1  [Omitted]

          7.2  The following transition procedures will apply after a Lockbox
Event:

          7.2.1    As soon as possible but, in any event, not later than seven
(7) Business Days after the occurrence of a Lockbox Event, if the Manager's Account is an Eligible Account, the Manager shall change the name on the Manager's Account to the Servicer.

          7.2.2 Not later than two weeks after the occurrence of a Lockbox Event (or, if later, two weeks after the Servicer's establishment of the Operating Account pursuant to Section 7.9), the Manager shall establish a lockbox account (a "Lockbox Account"), as a segregated account in the name of
                    ---------------
the Servicer on behalf of the Lender, into which the Gross Revenues will be deposited and, if the Manager's Account does not become a Lockbox Account, funds from the Local Account established pursuant to Section 3 will be transferred during the

Lockbox Period pursuant to Section 3. The Manager may also establish the accounts described in clauses (a), (c) and (d) of the second sentence of
Section 1.1. The Lockbox Account shall be an Eligible Account and shall be either the same account as the Manager's Account or a newly established Eligible Account, subject to the following:

          (i) if the Manager's Account is an Eligible Account or if the Manager's Account is not an Eligible Account and the Manager determines after consultation with the Lender or if the Securitization has occurred, with the Rating Agencies, that the Manager's Account can become the Lockbox Account, then the name on the Manager's Account shall be changed to the Servicer (if not already done pursuant to Section 7.2.1) and the Manager's Account shall become the Lockbox Account. The Servicer on behalf of the Lender will have sole control over the Lockbox Account.

          (ii) If the Manager's Account is not an Eligible Account and the Manager is unable to so determine that the Manager's Account can become the Lockbox Account, then the Servicer shall open a new Eligible Account to be the Lockbox Account and will convert the Manager's Account into a lockbox account, in the name of the Servicer over which the Servicer on behalf of the Lender will have sole control, and during the Transition Period (as defined below), the transition procedures outlined in Section
                 7.3 will apply.

          (iii) If the Manager determines, in its good faith reasonable judgment after due inquiry, that LaSalle National Bank or any other bank suggested by the Servicer appears capable of putting in place within the Transition Period the systems required to service the Manager's cash management needs and LaSalle National Bank or such other suggested bank then meets the requirements for establishing an Eligible Account, then the Manager shall select such bank to hold each Lockbox Account.

          7.3 If the Manager's Account does not become a Lockbox Account, the transition procedures described in this Section 7.3 will apply for a period (the "Transition Period") of up to 120 days after the beginning of the Lockbox
 -----------------
Period:

          7.3.1 The Manager will notify Third Party Payors in their billing statements or otherwise that all payments owing to Borrower thereafter should be sent to the Lockbox Account. The Manager will work diligently with Third Party Payors to enable them to send their payments to the Lockbox Account at the earliest reasonably practicable date and in any event within 120 days after the occurrence of the Lockbox Event. During the Transition Period, Third Party Payors may continue to send their payments to the Manager's Account. Any amounts received into the Manager's Account during the Lockbox Period will be transferred by Manager within one Business Day of receipt, to the Cash Collateral Account. Within 60 days after the beginning of the Lockbox Period, the Manager shall deliver a report to Borrower, and shall provide copies thereof to the Lender regarding the status of the transition to the new cash management procedures, and upon the request of Lender shall provide up to two additional reports (no more frequently than 30 days after the prior report) regarding the status thereof.

          7.4  [Omitted]

          7.5  [Omitted]

          7.6  [Omitted]

          7.7 Any funds received by Borrower or the Manager during a Lockbox Period and not yet deposited into a Lockbox Account shall irrevocably be deemed to be held in trust for the benefit of the Lender and (other than receipts received at the Mortgaged Property and held as petty cash and the "house banks" held at the Mortgaged Property) shall immediately upon receipt (and in no event later than one full Business Day after receipt) be deposited by Borrower or the Manager, as applicable, into the Lockbox Account. Funds on deposit in the Lockbox Account shall not be commingled with funds related to any other properties owned or managed by the Manager or any other Person.

          7.8 During a Lockbox Period, the Servicer shall maintain escrow accounts, as Sub-accounts of the Cash Collateral Account, for prepayments of the next succeeding payments of all insurance premiums and real estate taxes, and an FF&E Reserve Account, as described in Section 6. During a Lockbox Period, provided that the necessary invoices or bills have been provided to the Servicer by the Manager or Borrower, the Servicer will pay directly all real estate taxes, insurance premiums and expenses normally paid from the FF&E Reserve Account maintained by Manager pursuant to the Management Agreement, with respect to which escrows have been established from the amounts held in such escrows or, if such amounts are insufficient, from amounts available in the Excess Cash Flow Reserve or additional funds provided by Borrower, and the Manager will be relieved of any such obligation. Borrower and/or the Manager shall promptly send all such invoices or bills to the Servicer. Such payments shall be made before any fine, penalty, interest or cost may be added for non-payment, provided that the necessary invoices or bills shall have been provided to Servicer at least 10 days prior to the due date therefor and sufficient funds are available from the applicable Sub-account. Upon acceleration of the maturity of the Note following an Event of Default, the Lender shall be entitled to apply all of the funds held in such Sub-Accounts (other than escrows for payment of liability insurance premiums) to payment of the Note.

          7.9 Following a Lockbox Event and prior to commencement of a Lockbox Period, the Servicer will establish a segregated account (the "Operating
                                                               ---------
Account"), in its name on behalf of the Lender, which shall be an Eligible
--------
Account at a bank selected by the Manager and reasonably acceptable to the Lender. If the Manager determines, in its good faith reasonable judgment after due inquiry, that LaSalle National Bank or any other bank suggested by the Servicer appears capable of putting in place the systems required to service the Manager's cash management needs and LaSalle National Bank or such other suggested bank then meets the requirements of an Eligible Account, then the Manager shall select such bank to hold the Operating Account. At the beginning of the Lockbox Period, the Manager shall transfer, by immediately available funds, to the Operating Account, all funds of Borrower then held in the Manager's Account, less amounts required to cover outstanding checks issued by the Manager, which the Manager shall honor. Provided that the Manager shall at all times comply with the priority of application of funds in the Operating Account, as set forth in this Section 7, and so long as the Manager shall not be in material default under the Management Agreement, the Manager will have the authority to write checks on, and make other transfers from, the Operating Account for (i) payment of Management Expenses (excluding real estate taxes and insurance premiums with respect to which escrows are being maintained by the Servicer) and (ii) making FF&E Expenditures which will be netted against the amount that would otherwise be deposited into the FF&E Reserve Account as required by Section 7.91(B), as well as for the disbursement of funds from the Operating Account to the segregated accounts provided for in clauses (a), (c) and (d) of Section 1.1 in accordance with the provisions thereof. Within twenty
(20) days following the end of each Accounting Period ending after funds are first deposited into the Operating Account, the Manager will be required to certify (A) that all prior expenditures from the Operating Account have been for Management Expenses (which shall include actual amounts expended by Manager on FF&E Expenditures to be netted against the amount to be deposited in the FF&E Reserves and shall exclude real estate taxes and insurance premiums and deposits into the FF&E Reserves with respect to which escrows are being maintained) or for the purposes specified in the immediately preceding sentence, and (B) that, to the best of the Manager's knowledge, there are no accounts payable, either singly or in the aggregate, of the Mortgaged Property with any unpaid balance of more than $200,000 that are more than 60 days past due (except as disclosed to Servicer where such payment is being contested in accordance with the Loan Agreement).

          7.9.1  TRANSFER OF GROSS REVENUES FROM LOCKBOX TO CASH COLLATERAL
ACCOUNT

          During a Lockbox Period, whether prior or subsequent to the Anticipated Repayment Date, until the Loan and the Mezzanine Loan each has been paid in full and all obligations in connection therewith have been satisfied, all Gross Revenues that are received in cash in the Lockbox Account shall be deposited into the Cash Collateral Account and applied by the Servicer as follows in the following order of priority:

               (A) to fund any amounts to be funded into the Tax and Insurance Reserve Account; and

               (B) to fund an estimate of any amounts to be funded into the FF&E Reserve Account (net of an amount equal to the FF&E Expenditures made by Manager in the prior Accounting Period from Gross Revenues and not from the FF&E Reserve Account).

          7.9.2  TRANSFER OF GROSS REVENUES FROM LOCKBOX TO OPERATING ACCOUNT

          After the amounts described in Section 7.9.1(A) through (B) have been fully funded, on the first day of the first week of the Lockbox Period, and on the first day of each two-week period thereafter, Servicer shall transfer from the Lockbox Account to the Operating Account, 50% of the Management Expenses (other than taxes, insurance and FF&E Expenditures which have been provided for in Section 7.9.1) budgeted pursuant to the Operating Budget for the then-current Accounting Period, and Manager shall pay such Management Expenses from the Operating Account in accordance with the terms of the Management Agreement (provided that Servicer shall add or deduct to such transfers to the Operating Account in accordance with Section 7.9.3(i) or (ii)).

          7.9.3 SETTLING UP OF MANAGEMENT EXPENSES; TRANSFER OF OPERATING PROFIT TO CASH COLLATERAL ACCOUNT

          Within the third week following the end of each Accounting Period, Manager will provide Servicer with a statement showing the difference between Management Expenses for such Accounting Period and amounts disbursed to the Operating Account from the Lockbox Account with respect to such Accounting Period in accordance with Section 7.9.2, and

               (i) to the extent that such Management Expenses exceed the amounts so disbursed, then such excess shall be added to the amount next to be disbursed to the Operating Account in accordance with Section 7.9.2 hereof; and

               (ii) to the extent that amounts so disbursed to the Operating Account exceeded such Management Expenses, then such excess shall be deducted from the amount next to be disbursed to the Operating Account in accordance with Section 7.9.2 hereof.

          On each Operating Profit Payment Date, the Manager shall notify Servicer of the Operating Profit as of the end of the immediately preceding Accounting Period, calculated on a cumulative basis, and the Servicer shall transfer such amount from the Lockbox Account to the Cash Collateral Account. The Servicer shall be permitted to rely on the Manager's calculation of Operating Profit.

          7.9.4 APPLICATION OF CASH COLLATERAL ACCOUNT PRIOR TO ANTICIPATED REPAYMENT DATE

          On and prior to the Anticipated Repayment Date, all Operating Profit transferred to the Cash Collateral Account in accordance with Section 7.9.3 shall be applied by the Servicer only for the following purposes and in the following order of priority:

               (A) to the payment of (i) Servicing Expenses and the Monthly Debt Service Payment and then (ii) any other Debt then due and payable to the Lender;

               (B) to fund any capital expenditures that, in the judgment of Borrower, as concurred in by the Lender, acting in its reasonable discretion, are necessary to be performed at such time to ensure the safe and continuous operation of the Mortgaged Property;

               (C) to fund the Debt Service Reserve Account in the amount required under Section 5.1.3;

               (D) to fund any expenditures for capital items approved by the Lender, acting in its reasonable discretion, including Borrower-funded capital expenditures, of a discretionary nature and not included in clause
     (B) above;

               (E) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter in an amount equal to the Mezzanine Monthly Debt Service Payment;

               (F) to Borrower, in an amount equal to the administrative expenses of Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (G) to Borrower, for distribution to the Mezzanine Borrower in an amount equal to the administrative expenses of Mezzanine Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (H) to Borrower, for distribution to the Mezzanine Borrower, and for distribution from Mezzanine Borrower to DSMLP, in amount equal to the administrative expenses of DSMLP (including reasonable allocations of internal costs) to the extent approved by Lender in accordance wit Section 5.1(q) of the Loan Agreement;

               (I) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter, in the amount required to be funded into the Mezzanine Debt Service Reserve Account in accordance with Section 5.2.3 hereof;

               (J) to fund the Debt Service Reserve Account, until such account has funds equal to 600 percent of the Monthly Debt Service Payment Amount;

               (K) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter, in an amount necessary to fund the Mezzanine Debt Service Account in an amount equal to 600 percent of the Mezzanine Monthly Debt Service Payment;

               (L) to the Chiller Work Reserve, until all amounts deposited into the Chiller Work Reserve under this Section 7.9.4(L) and Section 4.3(N) and
     Section 5.3.1 shall equal in the aggregate $500,000   (but only to the
     extent still operative in accordance with Section 4.2(h) hereof and only to the extent that said $500,000 has not been previously funded from deposits in accordance with such specified provisions); and

               (M) to the Excess Cash Flow Escrow Account, any funds remaining in the Cash Collateral Account, to be held in until after the annual audit of Borrower to determine Operating Profit in accordance with the Management Agreement for the applicable Fiscal Year, which shall be completed not later than April 15th of the year following such Fiscal Year (and at such time, the amount in such account shall be distributed in accordance with
     Section 5.3 hereof).

          In addition, the Supplemental Disbursement Rules shall be applicable to this Section 7.9.4 in accordance with their terms.

          7.9.5 APPLICATION OF CASH COLLATERAL ACCOUNT ON AND SUBSEQUENT TO ANTICIPATED REPAYMENT DATE

          On and after the Anticipated Repayment Date, all Operating Profit transferred to the Cash Collateral Account in accordance with Section 7.9.3 shall be applied by the Servicer only for the following purposes and in the following order of priority:

               (A) to the payment of (i) Servicing Expenses and the Monthly Debt Service Payment and then (ii) any other Debt then due and payable to the Lender;

               (B) to fund any capital expenditures, which in the judgment of Borrower, as concurred in by the Lender, acting in its reasonable discretion, are necessary to be performed at such time to ensure the safe and continuous operation of the Mortgaged Property;

               (C) to fund the Debt Service Reserve Account in the amount required under Section 5.1.3;

               (D) to fund any capital items approved by the Lender, in its reasonable discretion, including Borrower-funded capital expenditures, of a discretionary nature and not included in clause (B) above;

               (E) to fund the administrative expenses of Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in its reasonable discretion;

               (F) to Borrower, for distribution to the Mezzanine Borrower in an amount equal to the administrative expenses of Mezzanine Borrower (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (G) to Borrower, for distribution to the Mezzanine Borrower, and for distribution from Mezzanine Borrower to DSMLP, in an amount equal to the administrative expenses (including reasonable allocations of internal costs) to the extent approved by Lender in accordance with Section 5.1(q) of the Loan Agreement;

               (H) to fund the Debt Service Reserve Account, until such account has funds equal to 600 percent of the Monthly Debt Service Payment;

               (I) to the extent provided for under Section 5.4, if Operating Profit for such Fiscal Year shall have exceeded Owner's Priority for such Fiscal Year, to the Management Incentive Reserve Account;

               (J) to the Servicer, (a) first, to repayment of the principal amount of the Note, until the principal of the Note has been paid in full, and (b) next, to the payment of the Additional Interest accrued and unpaid on the Note; and

               (K) to the Mezzanine Lender in accordance with the Mezzanine Loan Direction Letter or, if the Mezzanine Loan Direction Letter has been rescinded by the Mezzanine Lender, to the Junior Lender in accordance with the Junior Loan Direction Letter.

          In addition, the Supplemental Disbursement Rules shall be applicable to this Section 7.9.5 in accordance with their terms.

          7.10 At such time as the Lockbox Period terminates and until a further Lockbox Event occurs, the Manager shall have the option of reinstating the cash management procedures set forth in Sections 2, 4.3, 4.4 and 6 (as applicable) by notice to the Lender, the Servicer, Borrower, and all funds then held in the Operating Account shall be transferred to the Lockbox Account and the Lockbox Account will be changed to a Manager's Account and unless the provisions of Section 6 apply, all funds held in the Tax and Insurance Reserve Account shall be transferred to the Manager's Account.

          7.11 If an entity that is an Affiliate of MII or MII itself is not the manager of an the Mortgaged Property, Borrower shall take such action as may be required to ensure that the procedures set forth in Section 7, to the maximum extent possible, are followed by a replacement manager at the Mortgaged Property. In any event, Borrower shall ensure that credit card companies continue to send payments directly to the Lockbox Account.

     8.   [OMITTED]

     9.   SECURITY FOR LOAN

          The funds on deposit in the Lockbox Account, the Operating Account, and the Cash Collateral Account and each Sub-account thereof, and all Permitted Investments thereof, are pledged to the Lender as further security for the Loan pursuant to the Loan Agreement and the Collateral Account Agreement. The authority of the Manager to pay Management Expenses in the manner set forth in this Exhibit shall not be terminated, unless the Management Agreement shall have been terminated and until all Management Expenses incurred or contracted for prior to or as a result of such termination have been paid or an amount sufficient to pay such expenses is set aside in a reserve. Unless and until the Management Agreement is terminated and all expenses relating to FF&E replacements made or contracted for prior to the termination have been paid in full (or an amount sufficient to pay such expenses has been set aside as a reserve), (i) the Servicer shall not freeze or otherwise restrict the ability of the Manager to obtain disbursements of funds from the FF&E Reserve Account in accordance with Sections 6 and 7 hereof or apply funds on deposit in the FF&E Reserve Account to repayment of the Note and (ii) the right of the Manager to direct the expenditure of funds in the FF&E Reserve Account in accordance with Sections 6 and 7 hereof shall not be terminated unless otherwise agreed to by the Servicer, the Borrower and the Manager.

     10.  INVESTMENT OF FUNDS IN ACCOUNTS

          Borrower shall have the right to instruct the Servicer to invest funds, if any, in the Cash Collateral Account, Lockbox Account, Operating Account, any Sub-accounts thereof, at the risk of and for the benefit of Borrower, in Permitted Investments.

     11.  NOTICE OF NEW ACCOUNTS

          The Manager shall notify the Lender in writing of the account name and account number of the Manager's Account and any Local Account and of each supplemental or replacement account established by the Manager from time to time in connection with the Mortgaged Property, and the institution in which each such account is maintained. The Manager shall not change the Manager's Account without obtaining the consent of the Lender, which shall not be unreasonably withheld and shall be granted if a supplemental or replacement account is an Eligible Account. If the Manager's Account or any Local Account shall be changed, or any new Manager's Account or Local Account shall be opened, by the Manager or Borrower, the Manager or Borrower, as the case may be, shall send a notice to the Lender, specifying the new or changed Manager's Account or Local Account and the Manager's Account or Local Account replaced thereby.


     12. GENERAL

          12.1 The Servicer shall permit the Manager and Borrower to have access to information each Business Day regarding activity (including disbursements) and balances and source of receipts in the Cash Collateral Account and all Sub-accounts thereof, the Operating Account and the Lockbox Account and any other accounts maintained by Servicer pursuant to this Exhibit.

          12.2 Unless the context specifies otherwise, transfers of funds held in any account that are required by this Agreement shall require only the transfer of available funds.

          12.3  [Reserved].

          12.4  [Reserved].

          12.5 Upon the occurrence of an Event of Default or a monetary Default under the Loan Agreement, Lender shall have the right to apply or direct the application of Gross Revenues, including any amounts in the Lockbox Account or any of the Sub-Accounts (unless otherwise provided herein), to such uses and in such order as Lender, in its sole discretion, shall determine, including, first, to payment of the Monthly Debt Service Payment Amount; provided, however, that until such time as Lender shall have foreclosed on the Mortgage and terminated the Management Agreement, Gross Revenues shall first be applied in the manner set forth above to Management Expenses to the extent that such amounts do not exceed 105% of Management Expenses for the comparable period's prior Fiscal Year, without Lender's prior written consent.

                                  EXHIBIT C




A leasehold estate disclosed by Memorandum of Lease dated April 23, 1987, executed by Marriott's Desert Springs Development Corporation, a Delaware Corporation, hereinafter "Lessor", and by Desert Springs Marriott Limited Partnership, a Delaware Limited Partnership, hereinafter "Lessee", for a term and upon the terms, covenants and conditions therein provided, recorded April 24, 1987 as Instrument No. 114104, Official Records of Riverside County, California ("Official Records") as amended by that certain First Amendment to Golf Course Lease dated March 31, 1994 between Lessor and Lessee and recorded May 27, 1994 as Instrument No. 217099, Official Records, and further amended by that certain Second Amendment to Golf Course Lease dated November 25, 1996 between Lessor and Lessee, recorded December 20, 1996 as Instrument No. 480355, Official Records.

                                   Exhibit D
                                   ---------


                               Operating Budget

                                   EXHIBIT E
                                   ---------


                                Capital Budget

                      Marriott Hotels, Resorts, & Suites
                    1998 Capital Expenditure Budget Summary
                   Currency Form of Report is:  U.S. Dollars
                                     (000)
                            Inflation Rate:  3.20%

Property:  TEA/DESERT SPRINGS                           Opening Dates:
                                                        Original        2/2/87
                                                        Marriott        2/2/87
Ownership:  HOST JOINT VENTURE                          Expansion
                                                          Rooms         0


                                                  1997
                                                Forecast      1998        1999        2000        2001        2003
                                                --------    ---------   ---------   ---------   ---------   ---------
Sales                                                       106,605.0   109,803.0   113,097.0   116,490.0   119,985.0
Escrow %                                                          5.5         5.5         5.5         5.5         5.5
Escrow Contribution                                           5,863.3     6,039.2     6,220.3     6,407.0     6,599.2
Beginning Escrow Balance                                      1,700.0     2,510.9     6,049.1    10,250.4     3,523.3
Other                                                             0.0         0.0         0.0         0.0         0.0
Interest Earned on Escrow Acct.                                 112.0       221.0       429.0       383.0       277.0
Available Escrow Funds                                        7,675.3     8,771.0    12,698.4    17,040.3    10,399.5
New Loan                                                          0.0         0.0         0.0         0.0         0.0
Loan Repayments                                                   0.0         0.0         0.0         0.0         0.0
                                                            ---------   ---------   ---------   ---------   ---------
Total Available for CEP                                       7,675.3     8,771.0    12,698.4    17,040.3    10,993.5
                                                            =========   =========   =========   =========   =========

$0 - 20k                                           400.0      1,008.4       571.0       588.0       606.0       624.0
$21k - 199k                                      1,260.0      2,307.0     1,931.0     1,047.0       561.0       642.0
$2000k                                           1,180.0      1,849.0       220.0       813.0    12,350.0     2,700.0
                                                --------    ---------   ---------   ---------   ---------   ---------
Total Budget from Escrow                         2,880.0      5,164.0     2,722.0     2,448.0    13,517.0     3,966.0
                                                ========    =========   =========   =========   =========   =========

Ending Escrow                                    1,700.0      2,510.9     6,049.1    10,250.4     3,523.3     6,433.5
                                                ========    =========   =========   =========   =========   =========
                                                              2,050.0       260.0       270.0       280.0       290.0
Projects Funded Outside
of Escrow Funds:

      Schedule                                            Historical                              Forecast
                                                ---------------------------------   ---------------------------------
Year                                                  1992          1996                         2001
# of Rooms                                             895           884                          884
Type of                                               Soft         Total                         Soft
Scope                                                                                             N/A
Total Cost                                       5,170,000     9,100,000                   12,349,999
Cost Per Room                                        3,777        10,294                       13,971
Years Since Last Case Redo                             N/A           N/A                            5
Years Since Last Soft Redo                             N/A           N/A                            5
Annual Set Aside to fund Redo                          N/A           N/A                    2,469,999

Property Comments:
RVP Comments:
SVP Comments:

Print Date: 11/12/97     (R)

 WARNING  One or more columns are
 out of balance with budgeted amount!

                      MARRIOTT HOTELS, RESORTS, & SUITES
                    1998 CAPITAL EXPENDITURE BUDGET SUMMARY
                             1998 ESCROW CASHFLOW
                          (000) Conversion Rate:1:00

Property: 7E4/DESERT SPRINGS

                                                1997          Period         Period         Period
                                              Forecast           1              2              3
                                              ------------   -------------  -------------  -------------
Sales                                                              9,482.1       11,340.9       12,564.0
Escrow %                                                               5.5            5.5            5.5
Escrow Contribution                                                  521.5          623.8          691.0
Beginning Escrow Balance                                           1,700.0        1,741.3        1,919.9
Interest Earned on Escrow Acct                                         8.6            8.6            8.6
Other Escrow Activity                                                  0.0            0.0            0.0
Available Escrow Funds                                             2,230.1        2,373.7        2,619.5
New Loans                                                              0.0            0.0            0.0
Loan Repayments                                                        0.0            0.0            0.0
                                                             -------------  -------------  -------------
Total Available for CEP                                            2,230.1        2,373.7        2,619.5
                                                             =============  =============  =============

Less Expenditures from Escrow

1997 Expenditures                                  2,880.0
1997 Carry-Over projects                                               0.0            0.0            0.0
1998 Approved budget projects                          0.0           488.8          453.8          453.0
1999 Early start projects                              0.0             0.0            0.0            0.0
                                             -------------   -------------  -------------  -------------
Total Expenditures                                 2,880.0           488.8          453.8          453.8
                                             =============   =============  =============  =============
Period Ending Escrow Balance                       1,700.0         1,741.3        1,919.9        2,165.7
                                             =============   =============  =============  =============

                                               Period         Period         Period         Period
                                                  4              5             6              7
                                            ------------   -------------  -------------  -------------
Sales                                           11,169.2        10,925.1        6,878.3        4,040.4
Escrow %                                             5.5             5.5            5.5            5.5
Escrow Contribution                                614.3           600.9          378.3          222.2
Beginning Escrow Balance                         2,165.7         2,384.9        2,690.5        2,698.7
Interest Earned on Escrow Acct                       8.6             8.6            8.6            8.6
Other Escrow Activity                                0.0             0.0            0.0            0.0
Available Escrow Funds                           2,788.7         2,994.3        3,077.5        2,919.5
New Loans                                            0.0             0.0            0.0            0.0
Loan Repayments                                      0.0             0.0            0.0            0.0
                                            ------------   -------------  -------------  -------------
Total Available for CEP                          2,788.7         2,994.3        3,077.5        2,919.5
                                            ============   =============  =============  =============

Less Expenditures from Escrow

1997 Expenditures
1997 Carry-Over projects                             0.0             0.0            0.0            0.0
1998 Approved budget projects                      403.8           303.8          388.8          388.8
1999 Early start projects                            0.0             0.0            0.0            0.0
                                            ------------   -------------  -------------  -------------
Total Expenditures                                 403.8           303.8          388.8          388.8
                                            ============   =============  =============  =============
Period Ending Escrow Balance                     2,384.9         2,690.5       2,688.7        2,530.7
                                            ============   =============  =============  =============

                                               Period         Period         Period         Period
                                                  8              9             10             11
                                            ------------   -------------  -------------  -------------
Sales                                            4,087.5         4,529.2        7,396.8        9,098.3
Escrow %                                             5.5             5.5            5.5            5.5
Escrow Contribution                                224.8           249.1          406.8          500.4
Beginning Escrow Balance                         2,530.7         2,375.3        2,244.3        2,270.9
Interest Earned on Escrow Acct                       8.6             8.6            8.6            8.6
Other Escrow Activity                                0.0             0.0            0.0            0.0
Available Escrow Funds                           2,764.1         2,633.1        2,659.7        2,779.9
New Loans                                            0.0             0.0            0.0            0.0
Loan Repayments                                      0.0             0.0            0.0            0.0
                                            ------------   -------------  -------------  -------------
Total Available for CEP                          2,764.1         2,633.1        2,659.7        2,779.9
                                            ============   =============  =============  =============
Less Expenditures from Escrow

1997 Expenditures
1997 Carry-Over projects                             0.0             0.0            0.0            0.0
1998 Approved budget projects                      388.8           388.8          388.8          388.8
1999 Early start projects                            0.0             0.0            0.0            0.0
                                            ------------   -------------  -------------  -------------
Total Expenditures                                 388.8           388.8          388.8          388.8
                                            ============   =============  =============  =============
Period Ending Escrow Balance                     2,375.3         2,244.3        3,270.9        2,391.1
                                            ============   =============  =============  =============

                                               Period         Period         Period         Period             Period
                                                 12             13           1 1999         2 1999             3 1999
                                            ------------   -------------  -------------  -------------      -------------
Sales                                            9,209.7         5,883.3        9,766.5       11,681.2           12,941.0
Escrow %                                             5.5             5.5            5.5            5.5                5.5
Escrow Contribution                                506.5           333.5          537.2          642.5              711.8
Beginning Escrow Balance                         2,391.1         2,517.5        2,465.3        3,019.4            3,678.9
Interest Earned on Escrow Acct                       8.6             8.6           17.0           17.0               17.0
Other Escrow Activity                                0.0             0.0            0.0            0.0                0.0
Available Escrow Funds                           2,906.3         2,849.7        3,019.4        3,678.9            4,407.6
New Loans                                            0.0             0.0            0.0            0.0                0.0
Loan Repayments                                      0.0             0.0            0.0            0.0                0.0
                                            ------------   -------------  -------------  -------------      -------------
Total Available for CEP                          2,906.3         2,849.7        3,019.4        3,678.9            4,407.6
                                            ============   =============  =============  =============      =============

Less Expenditures from Escrow

1997 Expenditures
1997 Carry-Over projects                             0.0             0.0            0.0            0.0                0.0
1998 Approved budget projects                      388.8           384.4            0.0            0.0                0.0
1999 Early start projects                            0.0             0.0            0.0            0.0                0.0
                                            ------------   -------------  -------------  -------------      -------------
Total Expenditures                                 388.8           384.4            0.0            0.0                0.0
                                            ============   =============  =============  =============      =============
Period Ending Escrow Balance                     2,517.5         2,465.3        3,019.4        3,678.9            4,407.6
                                            ============   =============  =============  =============      =============

Page:       1                                                      Schedule: A-1
Print Date: 11/12/97    (R)

                       MARRIOTT HOTELS, RESORTS & SUITES
                        1998 CAPITAL EXPENDITURE BUDGET
                           ESCROW AND LOAN PROJECTS
                  Currency Format of Report is:  U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%


Property #:    7E4/DESERT SPRINGS     1998 Sales:                      106,605.0
# of Rooms:         884               1997 Ending Escrow Balance:        1,700.0
Operating Date:  2/2/97
Hotel Age:           11
Ownership:     HOST JOINT VENTURE

          Asset                                                                       A&C        PAR    Work
Priority   Age   Title/Description                                                Involvement   Req.?   Cat    Total Cost    Funding
--------  -----  ---------------------------------------------------------------  -----------   -----   ----   ----------    -------
    2.0     5    LAKEVIEW RESTAURANT REDO                                             MSR        No      FB       430.0      Escrow
                 Average softgoods redo that will modify the restaurant's
                 entrance, replace carpet & padding, window draperies, wall covering, artwork, lighting re-upholster chairs & booths,
                 refinish tables & chairs, and painting.  2 server stations will be added to the back of the restaurant. The cost estimates are based on a 230 seat, 6500 square foot restaurant. A&C will be used for procurement and our DOE will be utilized as advisors.

    3.0    11    MEETING ROOMS                                                        MSR        No      BQ       500.0      Escrow
                 Extensive meeting rooms redo to include painting ceiling,
                 cornices, chair rail and moldings; install new wall vinyl.
                 Cutting edge dimming and sound systems will replace the
                 existing systems to accommodate changing needs of guests.  Add permanent AV and technology to the room. This is not an ROI --
                 just cost of keeping pace with our competitive set (i.e. Ritz
                 Carlton - Laguna Niguel, Phoenician) and meeting our groups'
                 expectations. The Resort has two (2) $520

    6.0    11    COSTAS LOUNGE/NIGHT CLUB                                             MSR        No      FB       500.0      Escrow
                 Extensive and soft & casegoods redo to replace carpet, padding, painting, wall vinyl, resurface bar areas, hardware on bar area, and upgrade d.j. booth & props. Cost estimates based on design specs. done previously. Costas is a huge positioning factor for our leisure/local market, and this will be its first redo since the Resort's opening in 1987. In addition our
                 competitive set continues to upgrade with leading edge
                 technology (i.e. Pompeii Nightclub). $300,000 in FFE
                 Contingent on Regional Team review and involvement.

    7.0    11    SEAGRILLE BAR REDO                                                   NO         No      FB        30.0      Escrow
                 Construction of red oak bar with brass trim and corian and granite courier tops. The construction

Page:       2                                                      Schedule: A-1
Print Date: 11/12/97    (R)

                       MARRIOTT HOTELS, RESORTS & SUITES
                        1998 CAPITAL EXPENDITURE BUDGET
                           ESCROW AND LOAN PROJECTS
                  Currency Format of Report is:  U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%


Property #:    7E4/DESERT SPRINGS     1998 Sales:                      106,605.0
# of Rooms:         884               1997 Ending Escrow Balance:        1,700.0
Operating Date:  2/2/97
Hotel Age:           11
Ownership:     HOST JOINT VENTURE

          Asset                                                                       A&C        PAR    Work
Priority   Age   Title/Description                                                Involvement   Req.?   Cat    Total Cost    Funding
--------  -----  ---------------------------------------------------------------  -----------   -----   ----   ----------    -------

                 will include plumbing, drywall, electrical work and flooring.

    8.0     5    HOLIDAY LIGHTING                                                     NO         No      MO        25.0      Escrow
                 Addition of new holiday decorations as well as the replacement of damaged lighting to complement the resort's holiday theme.

    9.0     5    TECHNOLOGY FUND                                                      NO         No      SY        25.0      Escrow
                 This is a standard annual budget to replace damaged and
                 obsolete technology equipment. The strategy is to have funds available to replace older technology with new leading edge technology.

   10.0    11    GROVE REDO                                                           NO         No      MO        50.0      Escrow
                 The scope includes additional palm trees, up lighting and white lighting around trunks. Replace and redo general landscaping.
                 The modifications will further allow the resort to better
                 utilize existing space for banquet and catering functions.

   11.0     3    OASIS POOL FOUNTAIN                                                  NO         No      GO        50.0      Escrow
                 A modification that will provide more excitement and appeal to the main pool area and will keep us in line with our
                 competitor's pools.

   12.0     3    AUDIO VISUAL EQUIPMENT                                               NO         Yes     RI        75.0      Escrow
                 This is a standard annual budget to replace lost or damaged equipment and to add current technology to inventory if
                 needed. The Audio Visual replacement strategy is based on MVP and guest feedback. The amount designated for this project represents 3% of 1998 sales.
                 1997:  $50K/5.1% of sales             1996:  $51K/3.8% of sales
                 1995:  $59K/5.2% of sales             1994:  $51K/4.9% of sales
                 Purchase of new items is contingent upon ROI approval

Page:       3                                                      Schedule: A-1
Print Date: 11/12/97    (R)

                       MARRIOTT HOTELS, RESORTS & SUITES
                        1998 CAPITAL EXPENDITURE BUDGET
                           ESCROW AND LOAN PROJECTS
                  Currency Format of Report is:  U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%


Property #:    7E4/DESERT SPRINGS     1998 Sales:                      106,605.0
# of Rooms:         884               1997 Ending Escrow Balance:        1,700.0
Operating Date:  2/2/97
Hotel Age:           11
Ownership:     HOST JOINT VENTURE

          Asset                                                                       A&C        PAR    Work
Priority   Age   Title/Description                                                Involvement   Req.?   Cat    Total Cost    Funding
--------  -----  ---------------------------------------------------------------  -----------   -----   ----   ----------    -------
   13.0     3    GOLF CART LEASE                                                      NO         No      GO       150.0      Escrow
                 This is the third year of a four year lease.

   14.0     5    SPA EXERCISE EQUIPMENT                                               NO         No      GO        55.0      Escrow
                 Replace treadmills, free climbers, rowing machine, shoulder press machine, ten (10) massage tables and other exercise
                 machines. This will enable the resort to maintain an inventory of the latest exercise equipment.

   15.0    11    GOLF GROUND IMPROVEMENTS                                             NO         No      MO        50.0      Escrow
                 This project consists of repairs to selected tee boxes,
                 concrete work on cart path and addition of curbing in
                 selected areas.

   16.0    11    OUTDOOR LIGHTING AND                                                 NO         No      EG        21.0      Escrow
                 Replacement and addition of selective lighting fixtures for palm tree down lights and walkways.

   17.0    11    RESURFACE TENNIS COURTS                                              NO         No      GO        26.0      Escrow
                 Resurface courts 11-15, repair "hump" on court 11, add
                 windscreens and fences to courts 11-15 and clay courts A-C. A total of eight (8) courts would be resurfaced.

   18.0     4    PAINT PERIMETER WALLS                                                NO         No      EG        25.0      Escrow
                 Approximately 3 miles of mixed stucco and steel fence is in need of some replacement steel pieces and a repainting of
                 the stucco finish.  Last done in 1994.

   19.0    11    BANQUET CHAIRS (1500)                                                NO         No      BQ       180.0      Escrow
                 Replacement of 1500 banquet chairs that are 11 years old have been refinished and

Page:       4                                                     Schedule:  A-1
Print Date: 11/12/97     (R)

                      Marriott Hotels, Resolrts & Suites
                        1998 Capital Expenditure Budget
                           Escrow and Loan Projects
                   Currency Format of Report is: U.S. Dollars
                                     (000)
                            Inflation Rate: 3.20%


Property #:     7E4/DESERT SPRINGS
# of Rooms:           884
Opening Date:      2/2/87
Hotel Age:             11               1998 Sales:                    106,605.0
Ownership:     HOST JOINT VENTURE       1997 Ending Escrow Balance:      1,700.0


         Asset                                                                          A&C      PAR     Work   Total
Priority   Age   Title/Description                                                   Involvement  Req.?   Cat   Cost    Funding
-------- -----  -----------------------------------------------------------------   -----------  ------ -----  ------ ---------
                 reupholstered six (6) years ago.  The purchase will be done in two (2) parts in 1998 and 1999.  Desert Springs has decided not to go with the Shelby Williams spec. chair.  Instead, we will be going with an upgraded Shelby chair to address the Resort's image, meet the expectations of our clients and to remain
                 competitive with our Destination Resort competitive set. The cost will be

     20.0   11   Bed Replacement                                                        NO       No      RO      210.0  Escrow
                 Replace 11 year old box springs in guest rooms.  This will in-
                 clude 816 Double/Double box springs at $110 each and 477 Kings at $154.

     21.0   11   Tuscany's Restrooms                                                    NO       No      FB       55.0  Escrow
                 Remove existing wall covering and stalls, replace with marble and stone; upgrade existing restroom fixtures. Cost estimates are based on local contractors designs and bids.

     22.0   11   Banquet Restrooms                                                      NO       No      PS      199.0  Escrow
                 Remove existing wall covering and stalls, replace with marble and stone; upgrade existing restroom fixtures and flooring.  Cost estimates are based on local contractors designs and bids.

     23.0   11   Laundry Boiler Project                                                 NO       No      LA       75.0  Escrow
                 Replacement of existing boiler which serves the laundry.  The current boiler had unsuccessfully been converted to satisfy
                 LaNox air quality regulations and is at a point of noncom-
                 pliance, poor efficiency and regular gasket failures caused by retrofit burners.

     24.0   11   Laundry Contingency                                                    NO      No       LA       21.0  Escrow
                 Major components of ironers, folders, and dryers are nearing the end of their useful life and will be receiving rebuilds as required.

     25.0   11   Chiller Redo/Overhaul                                                  NO      No       EG       25.0  Escrow

Page:       5                                                   Schedule:  A-1
Print Date: 11/12/97     (R)

                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                           Escrow and Loan Projects
                   Currency Format of Report is: U.S. Dollars
                                     (000)
                            Inflation Rate: 3.20%


Property #:     7E4/DESERT SPRINGS
# of Rooms:           884
Opening Date:      2/2/87
Hotel Age:             11              1998 Sales:                     106,605.0
Ownership:     HOST JOINT VENTURE      1997 Ending Escrow Balance:       1,700.0

         Asset                                                                          A&C      PAR     Work   Total
Priority   Age  Title/Description                                                   Involvement  Req.?    Cat   Cost    Funding
-------- -----  -----------------------------------------------------------------   -----------  ------ -----  ------ ---------
                Regular Six Year overhaul with a refrigerator conversion. The machine is due for a major bearing and seal replacement due to the number of operating hours.

   26.0      0  NGS Lease                                                               NO        No     SY    199.0  Escrow
                The lease amount is the estimated lease cost for NGS in year three of a five year lease.

   27.0      0  Spa POS-Reservation System                                              NO       Yes     RI    100.0  Escrow
                Purchase of a fully integrated software package consisting of appointment scheduling, point of sale, client management, inven-
                tory control and reporting.  ROI Project.

   28.0     11  Atrium Lounge Redo                                                      NO        No     FB     60.0  Escrow
                Artwork, millwork and signage in Atrium Lobby Lounge to make more consistent with newly renovated Lobby.

   29.0     11  Spa Pool Equipment                                                      NO        No     GO     35.0  Escrow
                Add badly needed shade covering, replace existing lounge chairs, and add cabanas for outdoor treatments.  This will allow the spa to expand its treatment area and generate additional spa revenue.

   30.0      0  Connecting Doors Project                                                NO        No     RO      21.0  Escrow
                Add 20 connecting doors to existing rooms inventory to
                accommodate our leisure family market.  Currently we have 108 connecting pairs or 216 rooms.

   31.0      0  Coffee Pots                                                             NO        No     RO      30.0  Escrow
                Corporate Initiative to have coffee makers in every guest room.

   32.0     11  Golf Grounds Landscaping/Underground Storage Tank                       NO        No     MO     209.0  Escrow

Page:      6                                                       Schedule: A-1
Print Date:  11/12/97      (R)

                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                           Escrow and Loan Projects
                  Currency Format of Report is:  U.S. Dollars
                                     (000)
                            Inflation Rate:  3.20%

Property #:    7E4/DESERT SPRINGS
# of Rooms:          884
Opening Date:     2/2/87                  1998 Sales:                  106,605.0
Hotel Age:            11                  1997 Ending Escrow Balance:    1,700.0
Ownership:     HOST JOINT VENTURE

         Asset                                                                             A&C      PAR    Work  Total
Priority   Age  Title/Description                                                      Involvement  Req.?   Cat   Cost   Funding
-------- -----  --------------------------------------------------------------------   -----------  -----  ----  -----  ---------
                For Federal EPA and CA regulations, we must replace (2) 1000 gal
                UST's, (2) 500 gal and (1) 5000 gal double-wall fiberglass UST used for diesel fuel, gasoline and waste oil.  Moreover, a wash pad and green waste trash bin will be added to comply with EPA and CA regulations.  This project after review with owner representatives was deemed appropriate to fund through escrow.

    33.0     8  Ground Trucks                                                              NO       No      VE    60.0   Escrow
                Replace of 4 utility vehicles with Cushmans that have dump bed and
                Power Takeoff (PTO) accessories.  The vehicles that are being re-
                placed are eight (8) years old.

    34.0     6  Tuscany's Chairs                                                           NO       No      FB    40.0   Escrow
                Replacement of aged chairs with new Highback Armchairs.  80 chairs will be replaced in 1997 and 80 chairs will be replaced in 1998.
                The cost estimate includes both tax and freight.

    35.0     6  Men's Spa Redo                                                             NO       No      GO   100.0   Escrow
                Men's Spa Redo includes window covers, drapes, wall covering, re-
                finish and replace selective case goods and furniture and lamps.
                In addition, three (3) program desks will be modified to address aesthetic and ergonomic challenges.  We would like to schedule the redo for July/August and use local designers and contractors with the Resort's D.O.E. as an advisor.

    36.0     0  Lobby Corner Shop                                                          NO       No      RI    50.0   Escrow
                Convert corner waiting area into a 200 square foot retail shop near lobby.  The retail space is similar to Desert Designs which generates $400K in sales and $100K in profit annually.  ROI will be provided.

    37.0     6  Dish Machines                                                              NO       No      MO    50.0   Escrow

Page:        7                                                    Schedule:  A-1
Print Date:  11/12/97     (R)

                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                           Escrow and Loan Projects
                  Currency Format of Report is:  U.S. Dollars
                                     (000)
                            Inflation Rate:  3.20%

Property #:   7E4/DESERT SPRINGS
# of Rooms:         884
Opening Date:    2/2/87                 1998 Sales:                    106,605.0
Hotel Age:           11                 1997 Ending Escrow Balance:      1,700.0
Ownership:   HOST JOINT VENTURE

        Asset                                                                                  A&C       PAR   Work  Total
Priority  Age   Title/Description                                                          Involvement   Req.?  Cat   Cost   Funding
-------- ----   -----------------------------------------------------------------------    -----------  -----  ----  ------ --------
                Provide a separate wash for glassware to improve quality of appear-
                ance that is difficult to obtain from our undercapacity dish machine.
                Replace dishroom floor.

    38.0    0   Banquet Truck                                                                  NO        No     VE    30.0  Escrow
                Purchase of banquet truck to facilitate off property catering functions.
                The Resort currently spends $15K annually to rent trucks for outside and offsite catering functions.  The Resort would recognize cost savings by purchasing a truck.

    39.0    0   Enlarge Golf Shop/Redo                                                         NO       Yes     RJ   125.0  Escrow
                Convert Photo Shop and other office space into 1,000 square foot retail golf equipment shop.  In addition, the original golf shop will be updated and refurbished with wall treatments, merchandise fixtures, carpet and wall cabinets.

                This project contingent on Regional Office review of ROI and scope of project.

    40.0    6   Ice Machines                                                                   NO        No     MO     40.0  Escrow
                Replacement of existing machines with higher production machine needed to provide for three restaurants and room service.

    41.0    0   Dewater Project                                                                NO       Yes     RJ    150.0  Escrow
                ROI project that will allow us to reduce the number and weight of refuse loads by removing the water.  The expected payback is 18 months.

    42.0   11   Boats (3)                                                                      NO        No     MO     80.0  Escrow
                Addition of Duffy Electric Boats that boast the following improve-
                ments over our existing boats:


Page:        0
Print Date:  11/12/97         (R)                                  Schedule: A-1

                                                 Marriott Hotels, Resorts & Suites
                                                  1998 Capital Expenditure Budget
                                                     Escrow and Loan Projects
                                            Currency Format of Report is:  U.S. Dollars
                                                               (000)
                                                       Inflation Rate: 3.20%

Property #:    7E4/DESERT SPRINGS
# of Rooms:         884
Opening Date:    2/2/87                                                             1998 Sales:                            106,605.0
Hotel Age:           11                                                             1997 Ending Escrow Balance:              1,700.0
Ownership:     HOST JOINT VENTURE

               Asset                                            A & C             PAR       Work
  Priority       Age  Title/Description                     Involvement           Req.7      Cat        Total Cost      Funding
----------     -----  ------------------------------------- -----------           -----     ----        ----------      ------------
                      Safer access, flexible surrey frame,
                      increased stability and balance,
                      increased maneuverability, cosmetic
                      damage protection and maintenance
                      improvements.  Current boats are
                      originals and are 11 years old and
                      have had major repairs in the past
                      two years.  Desert boats are like
                      Mickey

                                                                                                        -----------
                                                                           Total Over 20K Projects         4,156.0
                                                                                                        ===========

50 - 20K Guideline Amount
884 Rooms @ $514.00/Room >>                 454.38                          Under 20K Projects              1,008.4
                                                                                                        ------------
                                                                      Total Escrow and Loan Projects        5,164.4
                                                                                                        ============


Page:      1
Print Date:11/12/97      (R)                                                                                           Schedule: A-2
                                                 Marriott Hotels, Resorts & Suites
                                                  1998 Capital Expenditure Budget
                                                    Projects Funded Under $20K
                                            Currency Format of Report is: U.S. Dollars
                                                               (000)
                                                       Inflation Rate: 3.20%
Property #:    7E4/DESERT SPRINGS
# of Rooms:         884
Opening Date:     2/2/87                                                               1998 Sales:                         106,605.0
Hotel Age:            11                                                               1997 Ending Escrow Balance:           1,700.0
Ownership:     HOST JOINT VENTURE

                Asset                                                A&C              PAR         Work
  Priority        Age      Title/Description                      Involvement         Req. ?       Cat      Total Cost  Funding
------------------------------------------------------------------------------------------------------------------------------------
       0.0          0      0-20K Projects                             NO               No         MO           554.0    Escrow
                           $0-20K Formula does not fully take                                                    0.0
                           into account Desert Springs' mix in
                           revenue and extensive plant.  Below
                           are two resorts of similar volume:
                           Marco 734 rooms/$58 million total
                           revenue/$30 million room revenue/
                           $411K 0-20K Budget.  Orlando World
                           Center 1500 rooms/$124 million
                           total revenue/$62 million room
                           revenue/$700K 0-20K budget.
       0.0          0      $0-20K Projects                                             No         MO           454.4 Escrow
                                                                                                                  0.0
                                                                                                            ----------
                                                                                 Total Under 20K Projects     1,008.4
                                                                                                            ==========
$0-20K Guideline Amount
884 Rooms @ $14.00/Room >>              454.38


Page:       1                                                      Schedule: A-3
Print Date: 11/12/97       (R)

                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                       Projects Funded Outside of Escrow
                  Currency Format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

Property #:    7E4/DESERT SPRINGS
# of Rooms:         884
Opening Date:    2/2/87                1998 Sales:                     106,605.0
Hotel Age:           11                1997 Ending Escrow Balance:       1,700.0
Ownership:     HOST JOINT VENTURE


               Asset                                                    A&C          PAR         Work
  Priority       Age       Title/Description                        Involvement      Req.?        Cat      Total Cost  Funding
----------     -----       ---------------------------------------- -----------     -------     ------ -------------- --------------
       4.0         0       Chilled Water Flow Study, Phase II            NO          Yes          MO          200.0    Owner
                           PHASE II. Evaluation of system performance
                           by use of Pre-Flo computer modeling to
                           determine flow and pressure within the
                           system with recommendations for
                           modifications.  Improvements are targeted
                           for summer of 1997 when building sections
                           can be isolated for modifications.

       5.0        11       Plant Room                                    NO          Yes          MO        1,500.0    Owner
                           A study is underway to determine the most
                           beneficial, cost effective means for
                           providing redundancy in the cooling plant.
                           The recommendations are due in May.

      43.0         0       Roof Projects                                 A&          Yes          EG          350.0    Owner
                           Slurry Seal Roofing to prevent further
                           deterioration caused by high temperatures
                           and minimal precipitation.  This will be
                           the first in five years of roof
                           replacement projects for Desert Springs.
                           This project will concentrate on replacing
                           the roof covering the lobby, kitchen and
                           admin offices.
                                                            Total Under 20K                                    $0.0
                                                                                                        -----------
                                                            Total Outside of Escrow Project                $2,050.0
                                                                                                        ===========

Page:   1
Print Date: 11/12/97     (R)                                       Schedule: A-4



                       Marriott Hotels, Resorts & Suites
                     1998/1999 Capital Expenditure Budget
                    with a project start date before 4/1/99
                               $200K + Projects
                   Currency Format of Report in U.S. Dollars
                                     (000)
                             Inflation Date: 3.20%

Property #:   7E4/DESERT SPRINGS
# of Rooms:          884
Opening Date:     2/2/87                    General Manager:   Tim Sullivan
Hotel Age:            11                    Phone:             (760) 341-2211
Ownership:     HOST JOINT VENTURE           Fax:

            Asset                                          PAR    Square   # of          Scheduling                Final
Priority     Age            Title/Description              Req.?   Feet    Rooms   1st Choice  2nd Choice    Project Cost    Funding
--------    -----   -----------------------------------  -------  ------   -----  -----------  ----------   -------------    ------
  1998
   2.0       5      Lakeview Restaurant Redo               No      6,502    n/a     7/1/98                         430.0    Escrow
                    Average softgoods redo that will                                9/1/98
                    modify the restaurant's entrance,
                    replace carpet & padding, window
                    draperies, wall covering, artwork,
                    lighting, re-upholster chairs &
                    booths, refinish tables & chairs,
                    and painting. 2 server stations
                    will be added to the back of the
                    restaurant.

   3.0      11      Meeting Rooms                          No     51,000    n/a     6/1/98                         500.0    Escrow
                    Extensive meeting rooms redo to                                10/19/98
                    include painting ceiling, cornices,
                    chair rail and moldings; install
                    new wall vinyl. Cutting edge
                    dimming & sound systems will
                    replace the existing systems to
                    accommodate changing needs of
                    guests. Add permanent AV and
                    technology to the room.

   4.0       0      Chilled Water Flow Study, Phase II     Yes       1       1      1/1/98                         200.0    Owner
                    Phase II. Evaluation of system                                  3/1/98
                    performance by use of Pre-Flo
                    computer modeling to determine
                    flow and pressure within the
                    system with recommendations for
                    modifications.  Improvements are
                    targeted for summer of 1997 when
                    building sections can be isolated
                    for modifications.

   5.0      11      Plant Room                             Yes    n/a       n/a     1/ 1/98                      1,500.0    Owner
                    A study is underway to determine                                3/19/98
                    the most beneficial, cost effective
                    means for providing redundancy in
                    the cooling

Page:       2                                                     Schedule: A-4
Print Date: 11/12/97       (R)

                       Marriott Hotels, Resorts & Suites
                     1998/1999 Capital Expenditure Budget
                    with a project start date before 4/1/99
                               $200K + Projects
                  Currency format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

Property #:    7E4/DESERT SPRINGS
# of Rooms:         884
Opening Date:    2/2/87                         General Manager:  Tim Sullivan
Hotel Age:           11                         Phone:            (760) 341-2211
Ownership:     HOST JOINT VENTURE               Fax:

               Asset                                         PAR      Square     # of      Scheduling                Final
  Priority       Age  Title/Description                      Req.?     Feet     Rooms  1st Choice  2nd Choice Project Cost  Funding
----------     -----  -------------------------------------  -----  ---------  ------- ----------- ---------- ------------  --------
                      plant.  The recommendations are due
                      in May.

       6.0        11  Costas Lounge/Night Club                No      4,960       n/a     1/1/98                     500.0  Escrow
                      Extensive soft & casegoods redo to                                 3/1/98
                      replace carpet, padding, painting,
                      wall vinyl, resurface bar areas,
                      hardware on bar area, and upgrade
                      d.j. booth & props.  Cost estimates
                      based on design specs. done
                      previously.  Costas is a huge
                      positioning factor for our leisure/
                      local market.  Contingent on Regional
                      Team review and involvement.

      20.0        11  Bed Replacement                         No        n/a        n/a    5/1/98                     210.0  Escrow
                      Replace 11 year old box springs in                                 3/31/97
                      guest rooms.  This will include 816
                      Double/Double box springs at $110
                      each and 477 Kings at $154.

      32.0        11  Golf Grounds Landscaping/Underground    No         1         n/a    1/198                      209.0  Escrow
                      Storage                                                             2/1/98
                      For Federal EPA and CA regulations,
                      we must replace (2) 1000 gal USTs,
                      (2) 500 gal and (1) 5000 gal double-
                      wall fiberglass UST used    for diesel
                      fuel, gasoline and waste oil.  Moreover,
                      a wash pad and green waste trash bin
                      will be added to comply with EPA and CA
                      regulations.

      43.0         0  Roof Projects                           Yes       2,660       n/a   6/1/98                    350.0  Owner
                      Slurry Seal Roofing to prevent
                      further deterioration caused                                        9/1/98

Page:        3                                                     Schedule: A-4
Print Date:  11/12/97  (R)

                       Marriott Hotels Resorts & Suites
                     1998/1999 Capital Expenditure Budget
                    with a project start date before 4/1/99
                               $200K + Projects
                  Currency Format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

PROPERTY #:  7E4/DESERT SPRINGS
# OF ROOMS:           884
OPENING DATE:      2/2/87                        GENERAL MANAGER: Tim Sullivan
HOTEL AGE:             11                        PHONE:           (760) 341-2211
OWNERSHIP:    HOST JOINT VENTURE                 FAX:

          Asset                                          Par    Square   # Of         Scheduling                 Final
Priority   Age    Title/Description                      Req.?   Feet    Rooms  1st Choice    2nd Choice   Project Cost Funding
--------  ------  -----------------------------------    -----  ------   -----  -----------   ----------  ------------- -------
                  by high temperatures and minimal
                  precipitation.  This will be the
                  first in five years of roof
                  replacement projects for Desert
                  Springs.  This project will
                  concentrate on replacing
                  the roof covering the lobby,
                  kitchen and admin offices.
                                                                                Yearly Total $200K + Projects  3,899.0
                                                                                                               =======
  1999
   1.0       0    ENERGY MANAGEMENT SYSTEM               Yes      n/a     n/a    1/1/99                          220.0  Escrow
                  The Resort's energy management                                 2/1/99
                  system will be 13 years old and at
                  the present time is presenting
                  challenges.  The existing EMS will
                  be replaced with new hardware and
                  software.  The resort has obtained
                  cost through Marriott approved
                  purveyors to be approximately
                  $720,000.

   3.0      12    ROOF PROJECT                           Yes      n/a     n/a    1/1/99                          260.0  Owner
                  Slurry Seal Roofing to prevent                                 3/1/99
                  further deterioration caused by
                  high temperatures and minimal
                  precipitation. This will be the
                  second in five years of roof                                  Yearly Total $200K + Projects    480.0
                  replacement projects for Desert                                                                =====
                  Springs.

Page:   1
Print Date: 11/12/97 (R)                                          Schedule: A-5


                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                        Projects $200k+ In Future Years
                  Currency Format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

Property #:   7E4/DESERT SPRINGS
# of Rooms:        884
Opening Date:   2/2/87                     1998 Sales:                106,605.0
Hotel Age:          11                     1997 Ending Escrow Balance:  1,700.0
Ownership:    HOST JOINT VENTURE

            Asset                                                  A&C         Work
Priority     Age       Title/Description                       Involvement     Cat      Total Cost     Funding
--------   --------    --------------------------------------  -----------     ----     ----------     -------
   1999    PROJECTS
   -----   --------
    1.0       0        ENERGY MANAGEMENT SYSTEM                    NO          EG            220.0     Ecrow
                       Then Resort's energy management
                       system will be 13 years old and
                       at the present time is presenting
                       challenges. The existing EMS will
                       be replaced with new hardware and
                       software. The resort has obtained
                       cost through Marriott approved
                       purveyors to be approximately
                       $220,000. Utility rebates are not
                       available. Because interruptable
                       power expires in August 1997, a
                       "more intelligent" EMS will be
                       required to make "real time" pricing
                       decisions. In addition, the increased

    3.0       12       ROOF PROJECT                                NO          EG            260.0     Owner
                       Slurry Seal Roofing to prevent further
                       deterioration caused by high
                       temperatures and minimal precipitation.
                       This will be the second in five years
                       of roof replacement projects for Desert
                       Springs.
                                                              YEARLY TOTAL:                  480.0
                                                                                        ==========
-------------------------------------------------------------------------------------------------------------
   2000    PROJECTS
   -----   --------
    1.0       13       ROOF PROJECT                                NO          EG            270.0     Owner
                       Slurry Seal Roofing to prevent further
                       deterioration caused by high
                       temperatures and minimal precipitation.
                       This will be the third in five years of
                       roof replacement projects for Desert
                       Springs.

    2.0       4        LOBBY REDO                                  NO          PS            500.0     Escrow
                       The lobby redo project scope will
                       include refinishing and reupholstering
                       furniture, replace carpet and padding,
                       replace draperies and selective
                       artificasts. The project has taken into
                       consideration the cost of the most
                       recent redo, inflationary factors and
                       modifications from most recent redo.
                       The carpet and padding area is 2,120
                       square feet. This project is tentatively
                       scheduled for early December. Historically,
                       the Resort has redone the Lobby every four
                       (4) years. Desert Springs is one of

    2.0       5        PREFUNCTION AREA REDO                       MSR         BQ            313.0     Escrow

Page:   2
Print Date: 11/12/97 (R)                                           Schedule: A-5


                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                        Projects $200k+ In Future Years
                  Currency Format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

Property #:   7E4/DESERT SPRINGS
# of Rooms:        884
Opening Date:   2/2/87                 1998 Sales:                    106,605.0
Hotel Age:          11                 1997 Ending Escrow Balance:      1,700.0
Ownership:    HOST JOINT VENTURE

            Asset                                                  A&C         Work
Priority     Age       Title/Description                       Involvement     Cat      Total Cost     Funding
--------   --------    --------------------------------------  -----------     ----     ----------     -------
                       Replace aging carpet, artwork,
                       millwork, vinyl and furniture
                       in the ballroom foyer area.
                       North foyer is 2,355 square feet,
                       southwest foyer is 3,036 square feet
                       and west foyer is 11,900 square feet.
                       Total prefunction space is 17,291
                       square feet. A&C worksheet used.
                                                               YEARLY TOTAL:              1,083.0
                                                                                        ==========
-------------------------------------------------------------------------------------------------------------
   2001    PROJECTS
   -----   --------
    1.0       5        ROOMS REDO                                  A&C          RO        12,350.0      Escrow
                       An extensive softgoods redo on 833 guest
                       rooms and 51 suites, consists of normal
                       scope of rooms, bathrooms, corridors
                       and suites. Optional items included in
                       scope are replacement of tub and adding
                       tile flooring. A&C Worksheet used.

    2.0       8        ROOF PROJECT                                NO           EG           210.0      Owners
                       Slurry Seal Roofing to prevent further
                       deterioration by high temperatures and
                       minimal precipitation. This will be the
                       fourth in five years of roof replacement
                       projects.

                                                               YEARLY TOTAL:              12,630.0
                                                                                        ==========
-------------------------------------------------------------------------------------------------------------
   2002    PROJECTS
   -----   --------
    1.0       9        ROOF PROJECTS                               A&C          EG           290.0      Owners
                       Slurry Seal Roofing to prevent further
                       deterioration caused by high temperatures
                       and minimal precipitation. This will be the
                       first in five years of roof replacement
                       projects for Desert Springs.

    2.0       3        BALLROOM REDO                               MSR          BQ         2,700.0      Escrow
                       Average ballroom and meeting room redo
                       that includes operable partitions,
                       dimming systems and sound systems. In
                       addition, the partition walls will be
                       resurfaced. DOE and Chief Engineer to
                       lead

Page:   3
Print Date: 11/12/97                                              Schedule: A-5


                       Marriott Hotels, Resorts & Suites
                        1998 Capital Expenditure Budget
                        Projects $200k+ In Future Years
                  Currency Format of Report is: U.S. Dollars
                                     (000)
                             Inflation Rate: 3.20%

Property #:   7E4/DESERT SPRINGS
# of Rooms:        884
Opening Date:   2/2/87                      1998 Sales:                106,605.0
Hotel Age:          11                      1997 Ending Escrow Balance:  1,700.0
Ownership:    HOST JOINT VENTURE

            Asset                                                  A&C         Work
Priority     Age       Title/Description                       Involvement     Cat      Total Cost     Funding
--------   --------    --------------------------------------  -----------     ----     ----------     -------
                       this project. A&C Worksheet used.

                                                                Yearly Total:             2,990.0
                                                                                        ==========
---------------------------------------------------------------------------------------------------------------

                                   Exhibit F
                                   ---------


                         Periodic Financial Statements

                            MARRIOTT DESERT SPRINGS
                            C.E.P. RESERVE ANALYSIS

                                      PERIOD         FISCAL YEAR         LIFE
                                         9             TO DATE         TO DATE
                                  --------------   --------------      -------
Beginning Escrow Balance           $1,300,333.25    $1,045,393.63       $0.00

  Contribution

  Interest

  Loss on Sale of Investments

  Disposition Proceeds

  Expenditures

  Loan

  Loan Payment

  Ending Escrow Balance

                    MARRIOTT'S DESERT SPRINGS RESORTS & SPA
                                PERIOD 9, 1997


FINANCIAL RESULTS                      PERIOD                YEAR
=================                         9                TO DATE
                                       -------             -------
Precent Occupancy
Average Rate

Gross Revenue

House Profit (Loss)

Deductions:
Central Office Fee (3.0%)
FF & E Escrow Provision (4.5%)
Equipment Rental
Permits & Licenses
Fire Insurance
Real Estate Taxes
Personal Property Taxes
Golf Course Lease
Prior Year Adjustment

Net Operating Profit (Loss)



PARTNERSHIP ANNUAL PRIORITY
===========================

The Greater Of
1) $20,500,000, or
2) YTD Debt Service of $9,138,744



PARTNERSHIP RENT CALCULATION
============================

1) Basic Rent
   80% of Operating Profit
2) Additional Rent
   20% of Operating Profit

Total Rent Due



DISTRIBUTION OF PROCEEDS
========================

1) Total Rent To Partnership
2) Golf Course Lease

Balance Due Partnership

     UNIT 35 7E4                                                                                   FORMAT 90           PAGE   1,706
     PALM DESERT MAR                                       DIVISION 33    DISTRICT 896                            RUN DATE 09/19/97
     PD 09   YR   97 ------------------P E R I O D--------------------    ------------------Y E A R  T O  D A T E-------------------
SALES                   $ACTUAL%            $BUDGET%       $LAST YEAR%         $ACTUAL%            $BUDGET%            $LAST YEAR%
ROOMS
TELEPHONE
GIFT SHOP
SPECIALTY SHOP
RESTAURANT
LOUNGE
AUDIO VISUAL
BANQUET
SPECIALTY REST
SPECIALTY F & B
ROOM SERVICE
  TOT FOOD & BEV
RECREATION CENTER
SPA
GOLF
TENNIS
DESTINATION MGMT
BUSINESS CENTER
OTHER INC, RENTS
TRADEOUT
  TOTAL SALES

ROOMS
TIME SHARE
LAUNDRY
VALET
TELEPHONE
GIFT SHOP
SPECIALTY SHOP
RESTAURANT
LOUNGE
AUDIO VISUAL
BANQUET
SPECIALTY REST
SPECIALTY F & B
ROOM SERVICE
  TOT FOOD & BEV
RECREATION CENTER
SPA
GOLF
TENNIS
DESTINATION MGMT
CAFETERIA
BUSINESS CENTER
OTHER INC, RENTS
TRADEOUT
  TOT DEPT PROFIT

LOCAL G & A
CR CARD DIS. EXP
HEAT, LIGHT POWER
REPAIRS & MAINT
CNTR TRAIN & RELO
ACCIDENTS

     UNIT 35 7E4                                                                                   FORMAT 90           PAGE   1,707
     PALM DESERT MAR                                       DIVISION 35    DISTRICT 096                            RUN DATE 09/19/97
     PD 09   YR   97 ------------------P E R I O D--------------------    ------------------Y E A R  T O  D A T E-------------------
SALES                   $ACTUAL%            $BUDGET%       $LAST YEAR%         $ACTUAL%            $BUDGET%            $LAST YEAR%
SALES PROMOTION
LOCAL ADV & BROCH
NATIONAL ADV ALOC
NATIONAL SLS ALOC
EMPLOYMENT OFFICE
  TOTAL DEDUCT

HOUSE PROFIT
BASE MGMT FEE
FF&E ESCROW
PROP/RE TAXES
OTHER DEDUCTIONS
NET HOUSE PROFIT

OWNER PRFT DISTRD
BHF LESS HI EXP
OPERATING PROFIT

NET TOTAL OCCPNCY
NET AVAIL OCCPNCY
NET RM RATE&% CHG

MAN HRS &% CHANGE
SLS/M-M &% CHANGE

F/R TOTAL OCCPNCY
F/R AVAIL OCCPNCY
F/R RM RATE&% CHG

ROOMS SOLD
TOTAL ROOMS